As filed with the Securities and Exchange Commission on December 21, 2022

Securities Act File No. 333-261925

1940 Act File No. 811-23770

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. 4 Post-Effective Amendment No.	[X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 4	[X]

Thornburg Strategic Income Opportunities Trust

(Exact Name of Registrant as Specified in Charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, NM 87506

(Address of Principal Executive Offices)

(505) 984-0200

(Registrant’s Telephone Number)

Erin Carney, Managing Director

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

(Name and Address of Agent for Service)

Copies of Communications to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE

OF THIS REGISTRATION STATEMENT.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans, check the following box ☐

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c)

Check each box that appropriately characterizes the Registrant:

☒ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐ If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, Dated December 21, 2022

PROSPECTUS

Thornburg Strategic Income Opportunities Trust

Common Stock

$ per Share

The Trust. Thornburg Strategic Income Opportunities Trust (the “Trust”) is a newly organized, diversified, closed-end management investment company.

Investment Objective. The Trust’s investment objective is to provide current income and total return. There is no assurance that the Trust will achieve its investment objective.

Principal Investment Strategy. Under normal market conditions, the Trust will seek to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets (as defined below) in fixed income securities. The Trust seeks to deliver current income and total return by investing in the fixed income, illiquid and private debt opportunities described below. The Trust’s equity investments are designed to provide total return opportunities, and the Trust may also seek total return through debt trading at a discount to par (the face value of a debt instrument) and/or the Adviser’s determination of fair value where the Adviser expects price appreciation in addition to income.

In managing the Trust, the Adviser may invest in the following debt obligations of any kind, quality, duration and maturity: government and government-related bonds, corporate bonds, broadly syndicated corporate loans, covenant-lite loans, private debt, mortgage-backed securities, asset-backed securities (including securitizations of consumer loans), global real estate debt (including commercial real-estate debt, including small balance commercial mortgage loans and bridge loans), emerging market debt securities, sovereign and quasi-sovereign debt obligations, government-sponsored agency debentures, convertible bonds, receivables, whole loans, leveraged loans, taxable and tax-exempt municipal debt, fixed and floating-rate debt securities, collateralized loan obligations, commercial paper and non-rated debt securities.

The Trust may invest in debt obligations that are in the lowest rating categories or are unrated (but assessed by the Adviser to be of similar quality), including debt obligations of issuers not currently paying interest or who are in default.

The Trust’s investments in mortgage-backed securities may include residential mortgage-backed securities (agency and non-agency), collateralized mortgage obligations, and commercial mortgage-backed securities. The Trust’s investments in mortgage-backed securities will not exceed 50% of the Trust’s Managed Assets.

The Trust may purchase the following securities that may be rated below investment grade, commonly known as “high yield” or “junk” securities, without limitation: corporate bonds, mezzanine securities, first and second lien levered loans and distressed debt securities. The Trust will invest no more than 25% of its Managed Assets in high yield securities rated Caa/CCC or lower at the time of investment.

The Trust may acquire the following debt obligations that have original issue discount: asset-backed securities, mortgage-backed securities, emerging market sovereign debt, corporate bonds and corporate loans. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Please see “U.S. federal income tax matters” below for additional information.

The Trust may invest up to 20% of its Managed Assets in the following illiquid or less liquid investments or investments in which no secondary market is readily available: private debt, receivables, non-syndicated corporate debt, asset purchase guarantees, debtor-in-possession loans, trade claims and whole consumer loans.

Under normal circumstances, the Trust’s debt exposure will represent at least 80% of Managed Assets.

i

The Trust will primarily invest in the securities of U.S. issuers and may invest up to 100% of its assets in such U.S. issuers. However, the Trust may invest up to 30% of the Trust’s Managed Assets at the time of investment in securities of foreign issuers, including in the securities of any one foreign issuer. There is no minimum number of foreign countries that the Trust may have exposure to. The Trust’s foreign investments may include up to 30% of its Managed Assets in emerging market debt securities. The Trust may invest in foreign securities denominated either in U.S. dollars or foreign currencies, and may invest up to 25% of the Trust’s Managed Assets in securities denominated in foreign currencies.

The Adviser may, but is not required to, engage in forward currency contracts, foreign currency futures contracts, put and call options on foreign currencies, short sales and foreign currency swaps to hedge some or all of the Trust’s foreign currency exposure.

The Adviser may also invest up to 20% of its Managed Assets in equity securities. The Trust may invest in securities of companies with any market capitalization, including small, medium and large capitalizations. The Trust expects that equity investments in the Trust’s portfolio normally will be weighted in favor of companies that pay dividends or other current income.

Leverage. The Trust may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. The Trust intends to initially obtain leverage through a line of credit with a bank or other financial institution. The Trust anticipates utilizing leverage for investment purposes in an amount equal to approximately 25-30% of Managed Assets. However, the Trust may utilize leverage up to the limits imposed by the 1940 Act. The Trust is also permitted to enter into reverse repurchase agreements and dollar roll transactions. See “Principal Risks—Structural Risk—Leverage Risks.” See “Use of Leverage.”

Investing in shares of the Trust’s common stock (“Common Shares”) involves a high degree of risk, including the risk of a substantial loss of investment. See “Principal Risks” generally, and “Investment-Related Risks” and “Risks Related to Trust Investments – Generally”, more specifically. Additionally:

•	Because the Trust is newly organized, the Common Shares have no history of public trading.

•

Common shares of closed-end funds frequently trade at prices lower than net asset value (“NAV”). The risk of loss due to this discount may be greater for initial investors expecting to sell their Common Shares in a relatively short period after the completion of this initial public offering.

•	An investment in the Trust may not be appropriate for all investors and is not designed to be a complete investment program.

•

Investing in the Trust involves substantial risks arising out of the Trust’s ability to invest in securities that are rated below investment grade and the Trust’s anticipated use of leverage. Below investment grade securities are regarded as having increased risk with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk” securities. Because of the risks associated with investing in high yield securities and using leverage, an investment in the Trust should be considered speculative.

•	The Trust may invest in illiquid or less liquid investments or investments in which no secondary market is readily available, or which are otherwise illiquid.

•

From time to time, portions of the Trust’s distributions may constitute a return of capital. A return of capital is a return of a portion of your original investment in the Common Shares. A return of capital would reduce a Common Shareholder’s tax basis in its Common Shares, which could result in higher taxes when the Common Shareholder sells such Common Shares. This may cause the Common Shareholder to owe taxes even if it sells Common Shares for less than the original purchase price of such Common Shares. See “Dividends and Distributions.”

The Trust intends to list the Common Shares on the NASDAQ Stock Market LLC (“NASDAQ”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “TSIO.”

You should read this Prospectus, which contains important information about the Trust, before deciding whether to invest in the Common Shares, and retain it for future reference. A Statement of Additional Information,         dated (the “SAI”), containing additional information about the Trust, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Prospectus, the SAI, annual and semi-annual reports to shareholders (when available) and other information about the Trust, or make shareholder inquiries, by calling 1-800-847-0200, by writing to the Trust at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, or by visiting the Trust’s and the Adviser’s (as defined herein) website at www.thornburg.com (information included on the website does not form a part of this Prospectus), or from the SEC’s website at www.sec.gov.

Investing in the Trust’s Common Shares involves certain risks. See “Principal Risks” beginning on page 34 of this Prospectus.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$	$
Sales load(2)	$	$
Proceeds, after expenses, to the Trust(3)	$	$

The underwriters expect to deliver the Common Shares to purchasers on or about .

(1)

The Trust has granted the underwriters an option to purchase up to            additional Common Shares at the Public Offering Price less the Sales Load within 45 days of the date of this Prospectus, solely to cover overallotments, if any. If this option is exercised in full, the total Public Offering Price, Sales Load, and Proceeds, After Expenses, to the Trust, will be $            , $             and $            , respectively. See “Underwriters.” Investors purchasing Common Shares in this offering will not be charged a sales load.

(2)

The Adviser (as defined below), and not the Trust, has agreed to pay from its own assets (a) compensation of up to $            per Common Share to the underwriters in connection with this offering, which aggregate amount will not exceed            % of the total offering price of Common Shares sold in this offering, and separately, (b) upfront structuring fees to each of            , and an upfront fee to each of            . In addition, the Adviser, and not the Trust, has agreed to pay an amount equal to            % of the total price to the public of the Common Shares sold in this offering (including Common Shares offered pursuant to the underwriters’ overallotment option) for certain distribution and marketing services, as well as up to $            in expense reimbursement. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses, will be limited to not more than            % of the total public offering price of the Common Shares sold in this offering. See “Underwriters—Additional Underwriter Compensation.”

(3)

The Adviser has agreed to pay all organizational expenses of the Trust and all offering costs associated with this offering. The Trust is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. See “Summary of Trust Expenses.”

“Managed Assets” means the total assets of the Trust, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

Investment Adviser. The Trust’s investment adviser is Thornburg Investment Management, Inc. (the “Adviser”). The Adviser will be responsible for the day-to-day portfolio management of the Trust’s Managed Assets. See “Management of the Trust.”

Limited Term and Eligible Tender Offer. The Trust will terminate on or before            (the “Termination Date”); provided, that if the Board of Trustees of the Trust (the “Board” or the “Trustees”) believes that, under then-current market conditions, it is in the best interests of the Trust to do so, the Trust may extend the Termination Date: (i)            once for up to one year (i.e., up to December            , 2034), and (ii) once for up to an additional six months (i.e., up to            June            , 2035), in each case upon the affirmative vote of a majority of the Board and without the approval of the holders of the Common Shares of the Trust (the “Common Shareholders”).

In addition, as of a date within 12 months preceding the Termination Date, the Board may cause the Trust to conduct a tender offer to all Common Shareholders to purchase Common Shares of the Trust at a price equal to NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). In an Eligible Tender Offer, the Trust will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Trust’s net assets totaling less than $            million of net assets (the “Termination Threshold”), the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. Following the completion of an Eligible Tender Offer, the Board may eliminate the limited term structure of the Trust upon the affirmative vote of a majority of the Board and without the approval of Common Shareholders.

The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $    per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Limited Term and Eligible Tender Offer” and “Principal Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk” below.

The Trust intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income. Commencing with the first distribution, the Trust intends to implement a level distribution policy. There is no assurance the Trust will make regular monthly distributions or that it will do so at a particular rate.

The Trust’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated     .

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You should rely only on the information contained or incorporated by reference in this Prospectus. Neither the Trust nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Trust nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Trust’s business, financial condition and results of operations may have changed since that date. The Trust will amend this Prospectus if, during the period this Prospectus is required to be delivered, there are any material changes to the facts stated in this Prospectus.

Prospectus Summary

This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Trust’s shares of common stock (the “Common Shares”) offered by this Prospectus. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information (“SAI”), especially the information set forth under the headings “Investment Objective, Strategy and Policies” and “Principal Risks.”

The Trust	Thornburg Strategic Income Opportunities Trust (the “Trust”) is a Delaware statutory trust registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust will have a limited term unless otherwise determined by the Trust’s Board of Trustees (the “Board” or the “Trustees”). See “Limited Term” and “Principal Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.”

Investment Adviser	The Trust’s investment adviser is Thornburg Investment Management, Inc. (the “Adviser”). The Adviser will be responsible for managing the Trust’s business affairs, providing certain administrative services and the day-to-day portfolio management of the Trust’s Managed Assets (as defined below). See “Management of the Trust.”

The Offering	The Trust is offering its Common Shares, $0.001 par value per share, at $ per Common Share (the “Public Offering Price”) through a group of underwriters led by . You must purchase at least Common Shares in this offering ($ ). The Trust has granted the underwriters an option to purchase up to additional Common Shares, at the Public Offering Price less the Sales Load (as described below), within 45 days of the date of this Prospectus to cover overallotments. The Adviser has agreed to pay underwriting compensation of up to $ per Common Share to the underwriters in connection with this offering. The Adviser has also agreed to pay all of the Trust’s organizational expenses and all offering costs associated with this offering. The Trust is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. See “Underwriters.”

Investment Objective	The Trust’s investment objective is to provide current income and total return. There is no assurance that the Trust will achieve its investment objective.

Principal Investment Strategy and Policies

Under normal market conditions, the Trust will seek to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets (as defined below) in fixed income securities. The Trust seeks to deliver current income and total return by investing in the fixed income, illiquid and private debt opportunities described below. The Trust’s equity investments are designed to provide total return opportunities, and the Trust may also seek total return through debt trading at a discount to par (the face value of a debt instrument) and/or the Adviser’s determination of fair value where the Adviser expects price appreciation in addition to income.

In managing the Trust, the Adviser may invest in the following debt obligations of any kind, quality, duration and maturity: government and government-related bonds, corporate bonds, broadly syndicated corporate loans, covenant lite loans, private debt, mortgage-backed securities, asset-backed securities (including securitizations of consumer loans), global real estate debt (including commercial real-estate debt, including small balance commercial mortgage loans and bridge loans), emerging market debt securities, sovereign and quasi-sovereign debt obligations, government-sponsored agency debentures, convertible bonds, receivables, whole loans, leveraged loans, taxable and tax-exempt municipal debt, fixed and floating-rate debt securities, collateralized loan obligations, commercial paper and non-rated debt securities.

The Trust may invest in debt obligations that are in the lowest rating categories or are unrated (but assessed by the Adviser to be of similar quality), including debt obligations of issuers not currently paying interest or who are in default.

The Trust’s investments in mortgage-backed securities may include residential mortgage-backed securities (agency and non-agency), collateralized mortgage obligations, and commercial mortgage-backed securities. The Trust’s investments in mortgage-backed securities will not exceed 50% of the Trust’s Managed Assets.

The Trust may purchase the following securities that may be rated below investment grade, commonly known as “high yield” or “junk” securities, without limitation: corporate bonds, mezzanine securities, first and second lien levered loans and distressed debt securities. The Trust will invest no more than 25% of its Managed Assets in high yield securities rated Caa/CCC or lower at the time of investment.

The Trust may acquire the following debt obligations that have original issue discount: asset-backed securities, mortgage-backed securities, emerging market sovereign debt, corporate bonds and corporate loans. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Please see “U.S. federal income tax matters” below for additional information.

The Trust may invest up to 20% of its Managed Assets in the following illiquid or less liquid investments or investments in which no secondary market is readily available: private debt, receivables, non-syndicated corporate debt, asset purchase guarantees, debtor-in-possession loans, trade claims and whole consumer loans.

Under normal circumstances, the Trust’s debt exposure will represent at least 80% of Managed Assets.

The Trust will primarily invest in the securities of U.S. issuers and may invest up to 100% of its assets in such U.S. issuers. However, the Trust may invest up to 30% of the Trust’s Managed Assets at the time of investment in securities of foreign issuers, including in the securities of any one foreign issuer. There is no minimum number of foreign countries that the Trust may have exposure to. The Trust’s foreign investments may include up to 30% of its Managed Assets in emerging market debt securities. The Trust may invest in foreign securities denominated either in U.S. dollars or foreign currencies, and may invest up to 25% of the Trust’s Managed Assets in securities denominated in foreign currencies.

The Adviser may, but is not required to, engage in forward currency contracts, foreign currency futures contracts, put and call options on foreign currencies, short sales and foreign currency swaps to hedge some or all of the Trust’s foreign currency exposure.

The Adviser may also invest up to 20% of its Managed Assets in equity securities. The Trust may invest in securities of companies with any market capitalization, including small, medium and large capitalizations. The Trust expects that equity investments in the Trust’s portfolio normally will be weighted in favor of companies that pay dividends or other current income.

Leverage. The Trust may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. The Trust intends to initially obtain leverage through a line of credit with a bank or other financial institution. The Trust anticipates utilizing leverage for investment purposes in an amount equal to approximately 25-30% of Managed Assets. However, the Trust may utilize leverage up to the limits imposed by the 1940 Act. The Trust is also permitted to enter into reverse repurchase agreements and dollar roll transactions. See “Principal Risks—Structural Risk—Leverage Risks.” See “Use of Leverage.”

All percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of market value fluctuations of the Trust’s portfolio securities.

Unless otherwise specified, the investment objective, policies and portfolio limitations of the Trust are not considered to be fundamental and can be changed without a vote of the Common Shareholders.

Certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act, which includes Common Shares and preferred stock of the Trust (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. See “Investment Restrictions” in the SAI.

Investment Philosophy and Process

The Trust is a global, debt-focused, actively managed portfolio that seeks to generate current income and total return by providing investors differentiated access to a blend of income generating investments. The Adviser believes that markets are inefficient with respect to the assessment of risk and reward due to the siloed nature of debt analysis. Given this belief, it follows that debt allocations driven by market capitalization-weighted benchmarks are also inefficient in the assessment of compensation for assumed risks. These inherent inefficiencies provide a robust environment for active management.

The Adviser takes advantage of these inefficiencies by marrying deep expertise and robust fundamental analysis of individual situations and asset classes with the ability to survey risk and reward across the full spectrum of available investment opportunities. The Adviser believes research is best done within a relatively small team with diverse skill sets and expertise, where individual opportunities are discussed broadly on the merits of relative risk and reward.

All analysts and portfolio managers are part of a collaborative, pooled investment team with the mandate to seek, identify, and invest only where superior relative value exists. Team members operate from a flexible perspective, and conduct research across sectors, geographies, and issuers in order to identify the best opportunities to generate income and total return. While each analyst has a specialty, each is responsible for understanding relative value across the entire debt universe. The investment team focuses primarily on bottom-up analysis; however, the team also employs a top-down macro analysis of the market. Importantly, all top-down views are expressed from the bottom-up through individual security analysis.

Fundamentals and valuation are analyzed in concert through every step of the investment team’s bottom-up research process. The investment team considers both to be equally important. The team considers a good investment as one where the level of risk is appropriately rewarded given the combined outcome of fundamental, valuation, volatility, and liquidity analyses.

The team uses traditional methods for debt analysis and valuation. Its distinct process, however, focuses the analysis on building a thorough understanding of the timing, probability, and quantity of cash flows, which puts each potential investment opportunity on equal footing. The investment team can assess the relative valuation for each security given its unique set of risks and can then compare different opportunities across the investment universe to assess their relative values.

The Adviser’s fundamental research process benefits from both quantitative and qualitative analyses. On the quantitative side, the investment team analyzes SEC filings, performance remits (or pass-through remittance payment trends), default/prepay speed, rate scenarios, and scenario modeling. The investment team uses a number of quantitative models, both internal and external. Qualitatively, the investment team analyzes an issuer’s financial position, operations, competitive position, the depth of its management, and its history of successful strategy execution, among other factors. Both quantitative and qualitative perspectives provide the lead analyst with a holistic view of the security and potential valuation.

Typically, multiple investment team members analyze and provide their comments to the lead analyst of the target security before he or she makes a final recommendation to the portfolio managers. Portfolio managers, who share final decision-making authority and operate by consensus, benefit from the rigorous team discussion of the quantitative and qualitative inputs.

At the core of the investment process, there exists an overarching framework in which the investment team seeks to answer four questions for every security added to the portfolio–the results of which guide the investment decision.

•   Does the security represent compelling risk/reward on a standalone basis?

•   Does the security represent relative value across the available universe?

•   Does the security introduce a diversified risk exposure within the context of the current portfolio?

•   Does the security guide the portfolio in the correct direction given the forward-looking outlook?

If a target investment meets each of these criteria, it becomes a candidate for inclusion in the portfolio. In essence, the security must be additive to the portfolio positioning the team favors, and drive the portfolio toward its overall objective and outcome. Portfolio managers will add or reduce positions based on changes to the criteria described above. In general, they will sell a position if current market conditions overvalue the investment, a more attractive risk/reward scenario is present within the issuer’s capital structure, or their original investment thesis has shifted. The daily monitoring process incorporates proprietary portfolio construction tools and ensures that the portfolio is properly positioned relative to goals and objectives. The end result is a diversified portfolio built with risk-adjusted return potential across different market environments and conditions.

Limited Term Trust Structure and Eligible Tender Offer	The Trust will terminate on or before (the “Termination Date”); provided, that if the Board believes that, under then-current market conditions, it is in the best interests of the Trust to do so, the Trust may extend the Termination Date: (i) once for up to one year (i.e., up to December , 2034), and (ii) once for up to an additional six months (i.e., up to June , 2035), in each case upon the affirmative vote of a majority of the Board and without the approval of Common Shareholders. In determining whether to extend the Termination Date, the Board may consider, for example, the Trust’s inability to sell its assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board may determine that market conditions are such that it is reasonable to believe that, with an extension, the Trust’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Trust.

In addition, as of a date within 12 months preceding the Termination Date, the Board may cause the Trust to conduct a tender offer to all Common Shareholders to purchase Common Shares of the Trust at a price equal to net asset value (“NAV”) per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). In an Eligible Tender Offer, the Trust will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Trust’s net assets totaling less than $ million of net assets (the “Termination Threshold”), the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Trust and its shareholders. An Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act).

If the number of properly tendered Common Shares would result in the Trust’s net assets equaling or totaling greater than the Termination Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Trust pursuant to the terms of the Eligible Tender Offer. The Trust’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. In addition, the Trust would continue to be subject to its obligations with respect to its issued and outstanding preferred stock or debt securities, if any.

All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Trust’s total assets resulting from payment for the tendered Common Shares. A reduction in net assets, and the corresponding increase in the Trust’s expense ratio, could result in lower returns and put the Trust at a disadvantage relative to its peers and potentially cause the Trust to trade at a wider discount to NAV than it otherwise would. Such reduction in the Trust’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Trust, and may have an adverse effect on the Trust’s investment performance. Moreover, the resulting reduction in the number of outstanding Common Shares could cause the Common Shares to become thinly traded or otherwise adversely impact the secondary market trading of such shares. See “Principal Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.”

Following the completion of an Eligible Tender Offer, the Board may eliminate the limited term structure of the Trust upon the affirmative vote of a majority of the Board and without the approval of Common Shareholders. In making such decision, the Board will take such actions with respect to the continued operations of the Trust as it deems to be in the best interests of the Trust, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert to a perpetual fund (or in seeking to extend the Termination Date). The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share.

The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $ per Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Summary of the Declaration of Trust” and “Principal Risks— Structural Risks—Limited Term and Eligible Tender Offer Risk.”

Use of Leverage

The Trust may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. The Trust intends to initially obtain leverage through a line of credit with a bank or other financial institution. The Adviser will determine whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. The Trust anticipates utilizing leverage for investment purposes in an amount equal to approximately 25-30% of Managed Assets. However, the Trust may utilize leverage up to the limits imposed by the 1940 Act. The Trust is also permitted to enter into reverse repurchase agreements, dollar roll transactions and derivatives that have the effect of leverage.

The provisions of the 1940 Act provide that the Trust may borrow or issue notes or debt securities in an amount up to 33 1/3% of its total assets or may issue Preferred Shares in an amount up to 50% of the Trust’s total assets (including the proceeds from leverage). In accordance with Rule 18f-4 under the 1940 Act, when the Trust engages in reverse repurchase agreements and similar financing transactions, the Trust may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. See “Restrictions on the Use of Derivative and Other Transactions” below for Additional Information.

Fees and expenses of any form of leverage used by the Trust will be borne entirely by the shareholders and will reduce the investment return of the Common Shares. Therefore, the Trust’s use of leverage may result in losses.

The use of leverage by the Trust can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, returns will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, returns will be less than if leverage had not been used. Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the Common Shares than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage” and “Principal Risks—Structural Risks—Leverage Risks.”

Dividends and Distributions	The Trust intends to implement a level distribution policy and commencing with the Trust’s first dividend, the Trust intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income. The Trust expects to declare its initial monthly dividend within 30 to 45 days after the completion of this offering and pay its initial monthly dividend within approximately 60 to 90 days after the completion of this offering, depending on market conditions. There is no assurance the Trust will make this initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate.

At times, to maintain a stable level of distributions, the Trust may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. A return of capital would reduce a Common Shareholder’s tax basis in its Common Shares, which could result in higher taxes when the Common Shareholder sells such Common Shares. This may cause the Common Shareholder to owe taxes even if it sells Common Shares for less than the original purchase price of such Common Shares. The Trust reserves the right to change its distribution policy and the basis for establishing the amount and rate of its distributions at any time upon notice to shareholders. See “Dividends and Distributions.”

Dividend Reinvestment Plan	The Trust has an automatic dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares. The automatic reinvestment of dividends and distributions in Common Shares will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and distributions, even though such participants have not received any cash with which to pay the resulting tax. Reinvested Dividends will increase the Fund’s Managed Assets on which the management fee is payable to the Adviser.

Listing of Common Shares	The Trust intends to list the Common Shares on the NASDAQ Stock Market LLC (“NASDAQ”), subject to notice of issuance. The trading or ticker symbol is expected to be “TSIO.”

Portfolio Turnover	Portfolio turnover will not be a principal consideration in investment decisions in the portfolio construction process, and the portfolio construction process will not be subject to any limit on the frequency with which portfolio securities may be purchased or sold.

Principal Risk Considerations	Risk is inherent in all investing. Investing in any investment company security involves risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Common Shares, you should consider the risks more fully set forth under “Principal Risks” beginning on page 34 (as well as the other information in this Prospectus and the SAI), which provides a discussion of the principal risk factors associated with an investment in the Trust specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Trust.

Each risk noted below is considered a principal risk of the Trust, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment and Market Risk. An investment in the Trust is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Trust also represents an indirect investment in any underlying investment of the Trust. The value of the Trust or an underlying investment company, like other market investments, may move up or down, sometimes rapidly and unpredictably, and an investment in the Trust at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Risks Affecting Specific Issuers. The value of a debt obligation may decline in response to developments affecting the specific issuer of an obligation or security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including management issues or corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Management Risk. The Trust is an actively managed portfolio, and the value of the Trust may be reduced if the Adviser pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Trust invests.

Interest Rate Risk. When interest rates increase, the value of the Trust’s investments in fixed income debt securities may decline and the Trust’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term debt obligations. Decreases in market interest rates may result in prepayments of debt obligations the Trust acquires, requiring the Trust to reinvest at lower interest rates.

Credit Risk. If debt obligations held by the Trust are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Trust’s share value and the dividends paid by the Trust may be reduced.

Investing in private companies is highly speculative and involves a high degree of risk of credit loss, and therefore, the Trust’s securities may not be suitable for someone with a low tolerance for risk.

Corporate Bond Risk. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific and other developments. The Trust may invest in non-syndicated corporate debt, which is debt that is directly originated by one or a small number of lenders and does not involve a formal underwriting process.

Below Investment Grade/High Yield Securities Risk. Debt obligations that are rated below investment grade and non-rated obligations of similar credit quality (commonly referred to as “leveraged loans”, “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. They may also be subject to greater liquidity risk.

Non-Rated Securities Risk. Non-rated securities involve the risks associated with investments in rated securities of equivalent credit quality, though they may be less liquid than comparable rated securities. When the Trust invests in non-rated securities, the Trust’s success in achieving its investment objective may depend more heavily on the Adviser’s analysis than if the Trust invested exclusively in rated securities.

Structured Products Risk. Investments in securities that are backed by, or represent interests in, an underlying pool of securities or other assets, including investments in mortgage- and asset-backed securities and in collateralized mortgage obligations and collateralized debt obligations, involve the risks associated with the underlying assets (e.g., the risk of default by mortgagors whose mortgages are included in a mortgage-backed security or collateralized mortgage obligation), and may also involve different or greater risks, including the risk that distributions from the underlying assets will be inadequate to make interest or other payments to the Trust, the risk that the issuer of the securities will fail to administer the underlying assets properly or become insolvent, and the risk that the securities will be less liquid than other Trust investments. Guarantees are subject to the risk of default by the counterparty or its credit provider.

Prepayment and Extension Risk. When market interest rates decline, certain debt obligations held by the Trust may be repaid more quickly than anticipated, requiring the Trust to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Trust may be repaid more slowly than anticipated, causing assets of the Trust to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Trust’s investments in mortgage-backed and asset-backed securities. Whole loans also may present a greater risk of prepayment because the mortgages so acquired are not diversified as are interests in larger pools.

Receivables Risk. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables may be secured by collateral, but the value of that collateral is not guaranteed. If the economy of the

United States deteriorates, defaults on securities backed by receivables may increase. In addition, these securities may provide the Trust with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Government Bond Risk. Investments in government bonds, including sovereign, quasi-sovereign, and supranational bonds, involve special risks not present in corporate bonds. A sovereign bond is a debt security issued by a national government to raise money for government spending needs. Quasi-sovereign securities typically are issued by companies or agencies that may receive financial support or backing from a local government or in which the government owns a majority of the issuer’s voting securities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies.

The governmental authority or government entity that controls the repayment of the government bond may be unable or unwilling to make interest payments and/or repay the principal on its debt or to otherwise honor its obligations. If an issuer of government bonds defaults on payments of principal and/or interest, the Trust may have limited recourse against the issuer. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of government bonds. In addition, supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

Leverage Risk. The use of leverage by the Trust can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, returns will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, returns will be less than if leverage had not been used. Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the Common Shares than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage” and “Principal Risks—Structural Risks—Leverage Risks.”

Foreign Investment Risk. Investments in the debt obligations of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. In addition, some foreign government debt obligations may be subject to default, delays in payment, adverse legislation or government action, or could be downgraded by ratings agencies.

Emerging Markets Securities Risk. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable than those of more advanced countries. For example, such countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of an emerging markets country issuer may be extremely volatile.

Illiquid Securities Risk. The Trust may invest in restricted, as well as thinly traded, instruments and securities (including privately placed securities and instruments that are subject to Rule 144A). There may be no trading market for these securities and instruments, and the Trust might only be able to liquidate these positions, if at all, at disadvantageous prices. In addition, certain stressed and distressed investments, for various reasons, may not be capable of an advantageous disposition prior to the date the Trust is to be dissolved. The Trust may be required to sell, distribute in kind or otherwise dispose of investments at a disadvantageous time as a result of any such dissolution.

The market for lower-rated and non-rated debt obligations (including, particularly “junk” or “high yield” bonds) and debt obligations backed by so-called “subprime” mortgages may be less liquid than the market for other obligations, making it difficult for the Trust to value its investment in a lower-rated or non-rated obligation or to sell the investment in a timely manner or at an acceptable price.

Broadly Syndicated Corporate Loans Risk. Syndicated loans generally hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and holders of equity of the borrower. In many instances, a syndicated loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a syndicated loan. Syndicated loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Trust from its investments in syndicated loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in syndicated loans should decrease.

Covenant-Lite Loans. There may be instances in which the Trust invests in covenant-lite loans, which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Trust in a covenant-lite loan may potentially hinder the Trust’s ability to reprice credit risk associated with the issuer and reduce the Trust’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Trust’s exposure to losses may be increased, which could result in an adverse impact on the Trust.

Private Credit Risk. Investment in private companies involves a number of significant risks. Generally, little public information exists about these companies, and the Trust is required to rely on the ability of the Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If the Adviser is unable to uncover all material information about these companies, it may not be able to make a fully informed investment decision, and the Trust may lose money on its investments. Private companies may have limited financial resources and may be unable to meet their obligations under their debt securities that the Trust holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Trust realizing any guarantees it may have obtained in connection with its investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to a shareholder. Deflation risk is the risk that prices throughout the economy decline over time–the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Trust’s portfolio.

Commercial Real Estate Debt Risk. Investing in commercial real estate debt entails various risks: credit risk, liquidity risk, interest rate risk, market risk, operations risk, structural risks, geographical concentration risk and legal risk. Credit risk on these assets arises primarily from the potential for losses due to delinquencies and defaults by the borrowers in payments on the underlying obligations, and the risk that the servicer fails to perform. The Trust will rely on loan servicers to collect principal and interest payments and engage in loss mitigation efforts. To the extent a loan servicer fails to perform these tasks, the Trust’s investments may be adversely affected. Operations risk refers to the risk that the income-generating properties of the property supporting the loan does not perform as expected.

Convertible Bond Risk. The Trust may invest in convertible bonds, which include bonds, debentures, notes and securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible bonds generally offer lower interest or dividend yields than non-convertible bonds of similar quality. As with all debt securities, the market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible bonds also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible bond. Convertible bonds rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

Trade Claims Risk. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Debtor-in-Possession Loans. The Trust may invest in debtor-in-possession or “DIP” loans issued by a debtor that has filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP loans are typically working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with immediate cash and ongoing working capital necessary to fund the debtor’s Chapter 11 case through confirmation of a plan or asset sale. DIP loans are approved by the bankruptcy court and are entitled to super priority over all administrative expenses incurred during the bankruptcy and all other claims. Typically, DIP loans are secured by a priming lien with priority over pre-bankruptcy secured debt, a second lien on any encumbered property, and/or a first-priority lien on all of the debtor’s unencumbered assets. Consequently, DIP loans generally must be repaid before other claims in a bankruptcy case. While such loans are generally viewed as less risky than many other types of loans as a result of their seniority in the debtor’s capital structure, their super-priority claim status, and because their terms will have been approved by a bankruptcy court order, the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay the DIP loan. See “Investment objective, strategies and policies – Principal Risks – Defaulted and Distressed Securities Risk” below.

Securities Issued or Purchased at a Discount. The Trust may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Market prices of original issue discount instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash. Additionally, the use of original issue discount securities may provide certain benefits to the Adviser, including increased management fees. Under long-standing tax rules, a taxpayer that acquires an obligation with original issue discount generally is required to include the original issue discount in income on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations with original issue discount owned by the Trust may give rise to income that the Trust will be required to distribute even though the Trust does not receive an interest payment in cash on the obligation during the year. Such required cash distributions may need to be paid from offering proceeds or the sale of Trust assets, and the Trust may realize gains or losses from such sales. If the Trust realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.The required recognition of original issue discount interest for U.S. federal income tax purposes may have a negative impact on liquidity because it represents a non-cash component of the Trust’s taxable income that must, nevertheless, be distributed in cash to shareholders to avoid it being subject to corporate level taxation.

Municipal Obligations Risk. Certain of the municipal obligations in which the Trust may invest, present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected.

Commercial Paper Risk. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These instruments are generally unsecured, which increases the credit risk associated with this type of investment.

Foreign Currency and Currency Hedging Risk. Although the Trust will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest and dividend payments in foreign currencies. Therefore, the Trust’s investments in foreign securities will be subject to foreign currency risk, which means that the Trust’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Trust’s portfolio and/or the level of Trust distributions made to common shareholders.

The Trust may (but is not required to) engage in investments that are designed to hedge the Trust’s foreign currency risks, including foreign currency forward contracts, foreign currency futures contracts, put and call options on foreign currencies and foreign currency swaps. Such transactions may reduce returns or increase volatility, perhaps substantially. While these practices will be entered into to seek to manage these risks, these practices may not prove to be successful or may have the effect of limiting the gains from favorable market movements.

Foreign currency forward contracts, foreign currency futures contracts, over-the-counter options on foreign currencies and foreign currency swaps are subject to the risk of default by the counterparty and can be illiquid. These currency hedging transactions are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency or other reference asset. As such, a small investment could have a potentially large impact on the Trust’s performance. Whether or not the Trust engages in currency hedging transactions, the Trust may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Use of currency hedging transactions may cause the Trust to experience losses greater than if the Trust had not engaged in such transactions.

The Trust’s transactions in foreign currencies may increase or accelerate the Trust’s recognition of ordinary income and may affect the timing or character of the Trust’s distributions.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price and date, thereby establishing an effective interest rate. The Trust’s use of reverse repurchase agreements, in economic essence, constitute a securitized borrowing by the Trust from the security purchaser. The Trust may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms.

Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Trust may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Dollar Roll Transactions Risk. Dollar roll transactions are transactions in which the Trust sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Adviser’s ability to predict correctly interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Loan Risk. The Trust may invest in loans, including whole consumer loans. A whole consumer loan is a consumer loan issued to a borrower and often represents the full economic interest of that single loan. Investments in loans are generally subject to the same risks as investments in other types of debt obligations. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates.

The Trust may also enter into asset purchase guarantees, which are transactions in which the investor commits to purchasing an originator’s future whole loan origination volume. The underlying investments for asset purchase guarantees are typically small business loans or consumer loans.

Market Discount Risk. Shares of closed-end funds frequently trade at a discount from their NAV. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Trust’s Common Shares may trade at a price that is less than the initial offering price.

Equity Securities Risk. Stock markets are volatile, and the prices of equity securities fluctuate in value based on changes to the issuer of the securities and overall market and economic conditions, and such fluctuations can be pronounced.

Valuation Risk. The Trust is subject to valuation risk, which is the risk that one or more of the assets in which the Trust invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Trust ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Trust’s investments may be lower than expected and could experience losses.

Within the parameters of the Trust’s valuation guidelines, the valuation methodologies used to value certain of the Trust’s assets, in particular the Trust’s assets that are not traded on established securities exchanges, including, for example, investments in private companies, private REITs or commercial real estate debt, may involve subjective judgments and projections that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Trust’s control and the control of the Adviser. Rapidly changing market conditions or material events may not be immediately reflected in the Trust’s NAV.

Closed-End Fund Risk. The Trust is a diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis but may sell their shares on the exchange in the secondary market.

No Operating History Risk. The Trust is a newly organized, diversified, closed-end management investment company with no operating history.

Cybersecurity and Operational Risk. Operational failures, cyber-attacks or other disruptions that affect the Trust’s service providers, the Trust’s counterparties, other market participants or the issuers of securities held by the Trust may adversely affect the Trust and its shareholders, including by causing losses for the Trust or impairing Trust operations.

Limited Term and Eligible Tender Offer Risk. The Trust will terminate on or before the Termination Date; provided, that if the Board believes that, under then-current market conditions, it is in the best interests of the Trust to do so, the Board may extend the Termination Date. The Trust may extend the Termination Date: (i) once for up to one year (i.e., up to December , 2034), and (ii) once for up to an additional six months (i.e., up to June , 2035), in each case upon the affirmative vote of a majority of the Board and without the approval of the Common Shareholders.

In addition, as of a date within 12 months preceding the Termination Date, the Board may cause the Trust to conduct an Eligible Tender Offer. In an Eligible Tender Offer, the Trust will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Trust’s net assets totaling less than the Termination Threshold ($ million of net assets), the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. Following the completion of an Eligible Tender Offer, the Board may eliminate the limited term structure of the Trust upon the affirmative vote of a majority of the Board and without the approval of Common Shareholders. The Trust is not required to conduct an Eligible Tender Offer.

Administrator, transfer agent, dividend disbursing agent and custodian	The Adviser also serves as the Trust’s administrator. Under an Administrative Services Agreement (the “Administration Agreement”), the Adviser is responsible for providing additional fund accounting and tax services, and providing fund administration and compliance-related services. State Street Bank & Trust Co. (“State Street”) will act as the Trust’s custodian. Computershare Trust Company N.A. (“Computershare”) will act as the Trust’s transfer agent, registrar, Plan Administrator and dividend disbursing agent. See “Administrator, Transfer Agent, Dividend Disbursing Agent and Custodian.”

Summary of Trust expenses

The following table shows estimated Trust expenses as a percentage of net assets attributable to Common Shares. The purpose of the following table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. Common Shareholders should understand that some of the percentages indicated in the tables below are estimates and may vary. The expenses shown in the table and related footnotes are based on estimated amounts for the Trust’s first year of operations and assume that the Trust issues             Common Shares. If the Trust issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to the Trust’s Common Shares, which could adversely impact the investment performance of the Trust. Accordingly, the Trust’s net assets for purposes of the tables and example below include estimated net proceeds from the offering of $    . The table also assumes the use of leverage in an amount equal to     % of the Trust’s Managed Assets (after the leverage is incurred). The following table should not be considered a representation of the Trust’s future expenses. Actual expenses may be greater or less than those shown below.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price) (1)	None
Offering Expenses Borne by Common Shareholders of the Trust(1)(2)	None
Dividend Reinvestment and Cash Purchase Plan Fees(3)	None

Annual Expenses (as a percentage of net assets attributable to Common Shares)
Management Fee(4)	1.10%
Interest payments on borrowed funds (5)
Administration Fee	%
Other Expenses(6)%
Total Annual Expenses	%

(1)

The Adviser, and not the Trust, has agreed to pay from its own assets (a) compensation of up to $     per Common Share to the underwriters in connection with this offering, and separately, (b) upfront structuring fees to each of     , and an upfront fee to each of             . In addition, the Adviser, and not the Trust, has agreed to pay an amount equal to     % of the total price to the public of the Common Shares sold in this offering (including Common Shares offered pursuant to the underwriters’ overallotment option) for certain distribution and marketing services, as well as

up to $             in expense reimbursement. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses, will be limited to not more than             % of the total public offering price of the Common Shares sold in this offering. See “Underwriters.”

(2)

The Adviser, and not the Trust, has agreed to pay from its own assets all organizational expenses of the Trust and all offering costs associated with this offering. The Trust is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

(3)

There will be no brokerage charges with respect to Common Shares issued directly by the Trust under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(4)

The management fee is charged as a percentage of the Trust’s average daily Managed Assets, as opposed to net assets. Additionally, in calculating Managed Assets, (i) any derivatives in which the Trust invests will be valued at market value and (ii) any leverage utilized by the Trust will result in an increase in such fee (as a percentage of net assets attributable to Common Shares). With leverage, Managed Assets are greater in amount than net assets, because Managed Assets include assets attributable to the Trust’s use of leverage. The management fee of 1.10% of the Trust’s Managed Assets represents             % of net assets attributable to Common Shares assuming the use of leverage in an amount of             % of the Trust’s Managed Assets. See “Management of the Trust—Investment Advisory Agreements.

(5)

Interest payments on borrowed funds assumes that leverage will represent             % of the Trust’s Managed Assets and charge interest or involve payment at a rate set by an interest rate transaction at an annual average rate of approximately             %, which is based on current market conditions. The actual rate could vary substantially from this estimate, which could cause Interest payments on borrowed funds and Total Annual Expenses to vary substantially from the percentages shown in the table above. The actual amount of interest expense borne by the Trust will vary over time in accordance with the level of the Trust’s use of borrowings and variations in market interest rates. All fees and expenses incurred in borrowing money, issuing and servicing debt securities, and/or preferred stock will be indirectly borne by the Common Shareholders.

(6)	“Other Expenses” are based on estimated amounts for the current fiscal year.

The purpose of the table above and the example below is to help you understand the various costs and expenses that you, as a shareholder, would bear directly or indirectly. For a more complete description of the various fees and expenses of the Trust, see “Use of Leverage,” “Management of the Trust – Investment Advisory Agreement,” “Underwriters” and “Administrator, transfer agent, dividend disbursing agent and custodian” below.

EXAMPLE

The example illustrates the expenses you would pay on a $1,000 investment in Common Shares based on the fees and expenses set forth in the table above, assuming a 5% annual return.

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$	$	$	$

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. The example assumes that the estimated “Other expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at the Common Share NAV. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

The Trust

The Trust is a diversified, closed-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on December 3, 2021. The Trust will have an approximate twelve-year limited term unless otherwise determined by the Board. Because the Trust is newly organized, the Trust’s Common Shares have no history of public trading. The Trust’s principal office is located at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, and its telephone number is 1-800-847-0200. The Trust intends to list the         Common Shares on the NASDAQ Stock Market LLC (“NASDAQ”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “TSIO.”

Use of proceeds

The net proceeds of this offering are estimated at approximately $            ($            if the underwriters exercise the overallotment option in full). The Adviser, and not the Trust, has agreed to pay all of the Trust’s organizational expenses and all offering costs associated with this offering, and the Trust is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. The Adviser anticipates that the investment of the net proceeds will be made in accordance with the Trust’s investment objective and policies, as appropriate investment opportunities are identified, within approximately three months after completion of this offering. Pending such investment, those proceeds may be invested in cash, cash equivalents, short-term debt securities or U.S. government securities. See “Investment Objective, Strategy and Policies.”

Investment objective, strategy and policies

INVESTMENT OBJECTIVE

The Trust’s investment objective is to provide current income and total return. There is no assurance that the Trust will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Trust will seek to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets (as defined below) in fixed income securities. The Trust seeks to deliver current income and total return by investing in the fixed income, illiquid and private debt opportunities described below. The Trust’s equity investments are designed to provide total return opportunities, and the Trust may also seek total return through debt trading at a discount to par (the face value of a debt instrument) and/or the Adviser’s determination of fair value where the Adviser expects price appreciation in addition to income.

In managing the Trust, the Adviser may invest in the following debt obligations of any kind, quality, duration and maturity: government and government-related bonds, corporate bonds, broadly syndicated corporate loans, covenant lite loans, private debt, mortgage-backed securities, asset-backed securities (including securitizations of consumer loans), global real estate debt (including commercial real-estate debt, including small balance commercial mortgage loans and bridge loans), emerging market debt securities, sovereign and quasi-sovereign debt obligations, government-sponsored agency debentures, convertible bonds, receivables, whole loans, leveraged loans, taxable and tax-exempt municipal debt, fixed and floating-rate debt securities, collateralized loan obligations, commercial paper and non-rated debt securities.

The Trust may invest in debt obligations that are in the lowest rating categories or are unrated (but assessed by the Adviser to be of similar quality), including debt obligations of issuers not currently paying interest or who are in default.

The Trust’s investments in mortgage-backed securities may include residential mortgage-backed securities (agency and non-agency), collateralized mortgage obligations, and commercial mortgage-backed securities. The Trust’s investments in mortgage-backed securities will not exceed 50% of the Trust’s Managed Assets.

The Trust may purchase the following securities that may be rated below investment grade, commonly known as “high yield” or “junk” securities, without limitation: corporate bonds, mezzanine securities, first and second lien levered loans and distressed debt securities. The Trust will invest no more than 25% of its Managed Assets in high yield securities rated Caa/CCC or lower at the time of investment.

The Trust may acquire the following debt obligations that have original issue discount: asset-backed securities, mortgage-backed securities, emerging market sovereign debt, corporate bonds and corporate loans. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Please see “U.S. federal income tax matters” below for additional information.

The Trust may invest up to 20% of its Managed Assets in the following illiquid or less liquid investments or investments in which no secondary market is readily available: private debt, receivables, non-syndicated corporate debt, asset purchase guarantees, debtor-in-possession loans, trade claims and whole consumer loans.

Under normal circumstances, the Trust’s debt exposure will represent at least 80% of Managed Assets.

The Trust will primarily invest in the securities of U.S. issuers and may invest up to 100% of its assets in such U.S. issuers. However, the Trust may invest up to 30% of the Trust’s Managed Assets at the time of investment in securities of foreign issuers, including in the securities of any one foreign issuer. There is no minimum number of foreign countries that the Trust may have exposure to. The Trust’s foreign investments may include up to 30% of its Managed Assets in emerging market debt securities. The Trust may invest in foreign securities denominated either in U.S. dollars or foreign currencies, and may invest up to 25% of the Trust’s Managed Assets in securities denominated in foreign currencies.

The Adviser may, but is not required to, engage in forward currency contracts, foreign currency futures contracts, put and call options on foreign currencies, short sales and foreign currency swaps to hedge some or all of the Trust’s foreign currency exposure.

The Adviser may also invest up to 20% of its Managed Assets in equity securities. The Trust may invest in securities of companies with any market capitalization, including small, medium and large capitalizations. The Trust expects that equity investments in the Trust’s portfolio normally will be weighted in favor of companies that pay dividends or other current income.

Leverage. The Trust may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. The Trust intends to initially obtain leverage through a line of credit with a bank or other financial institution. The Trust anticipates utilizing leverage for investment purposes in an amount equal to approximately 25-30% of Managed Assets. However, the Trust may utilize leverage up to the limits imposed by the 1940 Act. The Trust is also permitted to enter into reverse repurchase agreements and dollar roll transactions. See “Principal Risks—Structural Risk—Leverage Risks.” See “Use of Leverage.”

Portfolio Turnover. Portfolio turnover will not be a principal consideration in investment decisions for the allocation, and the allocation will not be subject to any limit on the frequency with which portfolio securities may be purchased or sold.

“Managed Assets” means the total assets of the Trust, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

All percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of market value fluctuations of the Trust’s portfolio securities.

Unless otherwise specified, the investment objective, policies and portfolio limitations of the Trust are not considered to be fundamental and can be changed without a vote of the Common Shareholders.

Certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act, which includes Common Shares and Preferred Shares of the Trust, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. See “Investment Restrictions” in the SAI.

PORTFOLIO COMPOSITION

The Trust’s portfolio will primarily consist of the instruments described below subject to any percentage limitations described above that may apply.

FIXED INCOME

Fixed income investments include bonds, debt securities and income-producing instruments of any kind issued by governmental or private-sector entities. The Trust’s fixed income investments may be sourced in the primary and secondary markets. Most fixed income investments consist of a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The Trust may invest in a wide variety of fixed income instruments of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities and other issuers, including taxable, tax-exempt and tax-advantaged municipal securities. Fixed income investments may include, among other things, fixed or variable/ floating-rate debt obligations, including bills, notes, bonds, debentures, money market instruments and similar instruments and securities. Fixed income investments generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some fixed income investments are “perpetual” in that they have no maturity date. The Trust may invest in securities that lack an established trading market and may be illiquid.

The Trust may invest in corporate debt securities of U.S. issuers and foreign issuers, and/or it may hold its assets in these securities for cash management purposes.

When the Trust invests in fixed income securities, the value of your investment in the Trust will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Trust. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity.

BELOW INVESTMENT GRADE/HIGH YIELD INVESTMENTS

Corporate bonds rated below investment grade (“junk bonds”) and certain other fixed income instruments, such as loans rated below investment grade (such as “leveraged loans”) are high yield, high risk bonds. A security may be considered to be below investment grade if it is rated Ba1 by Moody’s and BB+ by S&P or Fitch, or lower, or the equivalent by any other nationally recognized statistical rating organization (“NRSRO”).

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Trust could find it more difficult to sell lower-rated securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Trust’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, the Trust may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Trust’s operating expenses and adversely affect the Trust’s NAV. The Trust may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Trust’s intention to qualify as a regulated investment company (“RIC”) under the Code, may limit the extent to which the Trust may exercise its rights by taking possession of such assets.

Certain securities held by the Trust may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Trust during a time of declining interest rates, the Trust may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The Trust may also invest in non-rated securities.

The Trust’s investment in asset-backed securities and mortgage-backed securities may be investment grade, non-investment grade or non-rated.

PRIVATE DEBT INVESTMENTS

Private debt is a common term for loans and similar investments typically made in private companies that are generally negotiated directly with the borrower. Private debt investments may be structured using a range of financial instruments, for example, first and second lien senior secured loans, unitranche debt, unsecured debt, and structurally subordinated instruments. The Trust’s private debt investments may be rated below investment grade by rating agencies or may be rated below investment grade if they were rated.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The Trust may invest in mortgage-related and other asset-backed securities issued by U.S. and foreign government agencies or other governmental entities or by private originators or issuers. Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as credit card and automobile finance receivables, student loans, consumer loans, installment loan contracts, home equity loans, mobile home loans, boat loans, business and small business loans, project finance loans, airplane leases, and leases of various other types of real and personal property (including those relating to railcars, containers, or telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), and other non-mortgage-related income streams, such as income from renewable energy projects and franchise rights. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Trust may invest in any such instruments to the extent consistent with its investment objective and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Trust may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities.

In considering an investment for the Trust in mortgage-backed securities, the Adviser will consider a number of factors with respect to the underlying mortgages. These include (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: qualified or non-qualified (“Non-QM”)); for commercial: Conduit, Large Loan, or Single Asset/Single Borrower (“SASB”)); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause mortgage-backed securities to have differing risk factors and performance characteristics.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae (also known as “Fannie Mae”) are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Freddie Mac Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. The Trust may also invest in bonds, including unguaranteed mezzanine bonds and subordinate bonds, securitized through Freddie Mac’s “K-Deal” program, which securitizes mortgage loans backed by multi-family apartment properties. Such bonds are also not backed by the full faith and credit of the U.S. Government.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Trust’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities. POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Trust’s ability to buy or sell those securities at any particular time.

Subprime loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans or other types of loans made to more creditworthy borrowers.

The mortgage loans backing the mortgage-backed securities in which the Trust may invest may include re-performing loans (“RPLs”), non-performing loans and non-qualified mortgage (“Non-QM”) loans. RPLs are loans that have previously been delinquent but are current at the time they are securitized. Fannie Mae and Freddie Mac, among others, securitize RPLs. For example, in Fannie Mae’s case, the RPLs securitized are single-family, fixed rate re-performing loans that generally were previously placed in a mortgage-backed security trust with certificates guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e. performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. Fannie Mae may include different loan structures and modification programs in the future. Non-performing loans are mortgage loans where the borrower is in default or is or has been delinquent, for a potentially significant period of time, as to the payment of interest and/or principal. Non-QM loans do not comply with the rules of the Consumer Financial Protection Bureau (the “CFPB”) relating to qualified mortgages (“QM”). To qualify as a QM loan under the CFPB’s rules, the loan must meet certain requirements, such as a borrower debt-to-income ratio, being fully-amortizing, and limits on loan fees. Non-QM loans do not comply with at least one of these requirements.

In addition to investing in mortgage-backed securities that are backed by mortgage loans themselves, the Trust may invest in securities that are backed by mortgage servicing rights (“MSRs”), including normal MSRs and excess MSRs. Normal MSRs refer to the contractual right to cash flows payable to the mortgage servicer of a pool of mortgage loans for their ongoing administrative duties to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities. Excess MSRs are the rights to any amount of cash flows in excess of normal MSRs.

The Trust may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

COMMERCIAL MORTGAGE-BACKED SECURITIES (“CMBS”) AND OTHER COMMERCIAL REAL ESTATE DEBT

CMBS are a type of mortgage-backed security that is secured by a single commercial mortgage loan or a pool of commercial real estate loans. The Trust may invest in CMBS, as well as commercial loans and other commercial real estate debt, including small balance commercial mortgage loans and bridge loans. The CMBS, commercial mortgage loan, and other commercial real estate portfolio may include both U.S. and foreign investments.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the Trust invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System

(which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

SOVEREIGN DEBT OBLIGATIONS

The Trust may invest in sovereign debt, including of emerging market countries. Certain sovereign debt instruments in which the Trust may invest may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade by Moody’s, S&P, or Fitch.

Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government-sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies.

The Trust may invest in Brady Bonds, sovereign debt securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

The Trust’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require the Trust to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

Some of the countries in which the Trust may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future where holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

FOREIGN AND EMERGING MARKET INVESTMENTS

The Trust may invest in securities issued by a foreign issuer, including emerging market issuers, or by an issuer with significant revenue or other exposure to foreign markets. An issuer of a security is considered to be a U.S. or a foreign issuer based on the issuer’s “country of risk,” as determined by Bloomberg, an unaffiliated third-party data provider. Bloomberg defines the country of risk based upon the country of domicile, country of primary listing, country of revenue and reporting currency of the issuer. Additionally, the Trust defines an emerging markets issuer as an issuer whose country of risk, as defined by Bloomberg, is not eligible for inclusion in the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Investments in securities of foreign issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets.

FOREIGN CURRENCIES AND RELATED TRANSACTIONS

The Trust’s Common Shares are priced in U.S. dollars and the distributions paid by the Trust to Common Shareholders are paid in U.S. dollars. The Trust may take positions in investments denominated in various foreign currencies, including by actual holdings of those currencies and through forward, futures, swap, and option contracts with respect to foreign currencies, for hedging, or as a substitute for actual purchases or sales of the currencies in question; the Trust may invest up to 25% of Managed Assets in investments denominated in currencies other than the U.S. dollar, including the local currencies of emerging markets. The Trust may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies. For instance, the Trust may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Trust’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Trust is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by the Trust if the value of the hedged currency increases. The Trust may enter into these contracts to hedge against foreign exchange risk arising from the Trust’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Trust will engage in such transactions at any given time or from time to time when they would be beneficial. The Trust also may use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

LOANS, ASSIGNMENTS AND PARTICIPATIONS

The Trust may acquire or invest in loans made by others. The Trust may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Trust may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower, by means of an assignment or a participation. In an assignment, the Trust assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Trust assumes the position of a co-lender with other syndicate members. As an alternative, the Trust may purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Trust will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of a participation, the value of the Trust’s loan investment will depend at least in part on the credit standing of the assigning or participating institution. The loans in which the Trust may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any quality, including “distressed” loans. The Trust may gain exposure to loans and related investments through the use of total and excess return swaps and/or other derivative instruments. The Trust may also gain exposure to these instruments through pooled investment vehicles, including some which may be sponsored or advised by the Adviser or its related parties.

Many loans are made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, which may include the Agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, the Trust has direct recourse against the borrower, the Trust may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Trust will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loans in which the Trust may invest may not be rated by independent credit rating agencies, a decision by the Trust to invest in a particular loan may depend heavily on the Adviser’s or the original lending institution’s credit analysis of the borrower.

From time to time, loans or assignment or participation interests therein acquired by the Trust, or to which the Trust may have direct or indirect investment exposure, will at the time of their acquisition be, or may become after acquisition, non-performing for a wide variety of reasons. Non-performing loans include mortgages where the borrower is in default or is or has been delinquent as to the payment of interest and/or principal, including, potentially, for a significant period of time.

It is the position of the SEC that, in the case of loan participations or assignments where a bank or other lending institution serves as a financial intermediary between the Trust and the corporate borrower, if the participation does not shift to the Trust the direct debtor-creditor relationship with the borrower, the Trust should treat both the lending bank or other lending institution and the borrower as “issuers.” In such circumstances, the Trust will treat the lending bank or other lending institution and the borrower as an issuer for purposes of determining whether the Trust has concentrated in a particular industry. If and to the extent the Trust treats a financial intermediary as an issuer of indebtedness, the Trust may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

CONVERTIBLE SECURITIES

The Trust may invest in convertible securities. Convertible securities include bonds, warrant-linked bonds, debentures, notes, preferred stock and securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities may entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. The Trust may invest in convertible bonds and debentures of any credit quality and maturity.

The market value of a convertible security is a function of its investment value and its conversion value. A security’s investment value represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s conversion value is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The Trust’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Trust may be required to convert the security into the underlying common stock even at times when to do so is not in the best interests of the shareholders.

The Trust also may invest in “synthetic” convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities or instruments that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Trust may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes.

The Trust’s investments in convertible securities, including synthetic convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid, in which case the Trust may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Trust.

COMMON STOCKS AND OTHER EQUITY SECURITIES

The Trust may invest in equity securities, including in real estate equity. The Trust may invest in equity securities of companies with any market capitalization, including small, medium and large capitalizations. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock. The Trust’s investments will primarily consist of equity securities traded on a securities exchange, but may include securities traded over-the-counter, or in private transactions.

COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities.

DISTRESSED AND DEFAULTED SECURITIES

Defaulted securities are subject to uncertainty of repayment. The Trust may invest in securities that may be in default or distressed—i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Investments in the securities of financially distressed issuers involve substantial risks, including the risk of default, or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

Reverse repurchase agreements involve sales by the Trust of portfolio securities concurrently with an agreement by the Trust to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements are speculative techniques involving leverage.

The Trust may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Trust sells mortgage-related securities for immediate settlement and simultaneously purchases substantially similar securities for forward settlement at a discount. While the Trust begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

DERIVATIVES

Some of the instruments in which the Trust may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes may be more volatile than those of other instruments and each type of derivative instrument may have its own special risks.

Investment philosophy and process

The Trust is a global, debt-focused, actively managed portfolio that seeks to generate current income and total return by providing investors differentiated access to a blend of income generating investments. The Adviser believes that markets are inefficient with respect to the assessment of risk and reward due to the siloed nature of debt analysis. Given this belief, it follows that debt allocations driven by market capitalization-weighted benchmarks are also inefficient in the assessment of compensation for assumed risks. These inherent inefficiencies provide a robust environment for active management.

The Adviser takes advantage of these inefficiencies by marrying deep expertise and robust fundamental analysis of individual situations and asset classes with the ability to survey risk and reward across the full spectrum of available investment opportunities. The Adviser believes research is best done within a relatively small team with diverse skill sets and expertise, where individual opportunities are discussed broadly on the merits of relative risk and reward.

All analysts and portfolio managers are part of a collaborative, pooled investment team with the mandate to seek, identify, and invest only where superior relative value exists. Team members operate from a flexible perspective, and conduct research across sectors, geographies, and issuers in order to identify the best opportunities to generate income and total return. While each analyst has a specialty, each is responsible for understanding relative value across the entire debt universe. The investment team focuses primarily on bottom-up analysis; however, the team also employs a top-down macro analysis of the market. Importantly, all top-down views are expressed from the bottom-up through individual security analysis.

Fundamentals and valuation are analyzed in concert through every step of the investment team’s bottom-up research process. The investment team considers both to be equally important. The team considers a good investment as one where the level of risk is appropriately rewarded given the combined outcome of fundamental, valuation, volatility, and liquidity analyses.

The team uses traditional methods for debt analysis and valuation. Its distinct process, however, focuses the analysis on building a thorough understanding of the timing, probability, and quantity of cash flows, which puts each potential investment opportunity on equal footing. The investment team can assess the relative valuation for each security given its unique set of risks and can then compare different opportunities across the investment universe to assess their relative values.

The Adviser’s fundamental research process benefits from both quantitative and qualitative analyses. On the quantitative side, the investment team analyzes SEC filings, performance remits (or pass-through remittance payment trends), default/prepay speed, rate scenarios, and scenario modeling. The investment team uses a number of quantitative models, both internal and external. Qualitatively, the investment team analyzes an issuer’s financial position, operations, competitive position, the depth of its management, and its history of successful strategy execution, among other factors. Both quantitative and qualitative perspectives provide the lead analyst with a holistic view of the security and potential valuation.

Typically, multiple investment team members analyze and provide their comments to the lead analyst of the target security before he or she makes a final recommendation to the portfolio managers. Portfolio managers, who share final decision-making authority and operate by consensus, benefit from the rigorous team discussion of the quantitative and qualitative inputs.

At the core of the investment process, there exists an overarching framework in which the investment team seeks to answer four questions for every security added to the portfolio–the results of which guide the investment decision.

•	Does the security represent compelling risk/reward on a standalone basis?
•	Does the security represent relative value across the available universe?
•	Does the security introduce a diversified risk exposure within the context of the current portfolio?
•	Does the security guide the portfolio in the correct direction given the forward-looking outlook?

If a target investment meets each of these criteria, it becomes a candidate for inclusion in the portfolio. In essence, the security must be additive to the portfolio positioning the team favors, and drive the portfolio toward its overall objective and outcome. Portfolio managers will add or reduce positions based on changes to the criteria described above. In general, they will sell a position if current market conditions overvalue the investment, a more attractive risk/reward scenario is present within the issuer’s capital structure, or their original investment thesis has shifted. The daily monitoring process incorporates proprietary portfolio construction tools and ensures that the portfolio is properly positioned relative to goals and objectives. The end result is a diversified portfolio built with risk-adjusted return potential across different market environments and conditions.

Consideration of Environmental, Social and Governance (“ESG”) Factors

While the Trust does not seek to invest specifically in issuers that demonstrate positive environmental, social and governance (“ESG”) characteristics, ESG factors may be considered as part of the Adviser’s extensive fundamental research into each issuer. Specifically, the Adviser may consider an issuer’s ESG characteristics to determine whether such characteristics are likely to impact the issuer’s overall economic prospects. In this way, the Adviser’s consideration of ESG factors is no different than its consideration of more traditional financial metrics or other factors which may affect an issuer’s risks and returns.

There are no universally agreed upon objective standards for assessing ESG factors, and they can vary over different periods and evolve over time. ESG factors tend to have many subjective characteristics and can be difficult to analyze, and frequently involve assessing various risks relating to the financial stability and sustainability of an investment. They may also be difficult to apply consistently across regions, countries, industries or sectors. In addition, investors and others may disagree as what constitutes an ESG factor given the absence of generally accepted criteria.

Use of leverage

The Trust may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. The Adviser will determine whether or not to engage in leverage based on its assessment of conditions in the debt markets. The Trust anticipates utilizing leverage for investment purposes in an amount equal to approximately 25-30% of Managed Assets. However, the Trust may utilize leverage up to the limits imposed by the 1940 Act. The Trust is also permitted to enter into reverse repurchase agreements and dollar roll transactions. The Trust intends to initially obtain leverage through a line of credit with a bank or other financial institution.

Under the 1940 Act, the Trust is not permitted to incur indebtedness unless immediately after doing so the Trust has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Trust’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Trust may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Trust’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Trust’s Managed Assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Trust’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Preferred Shares. Normally, holders of Common Shares will elect the trustees of the Trust except that the holders of any Preferred Shares will elect two trustees. In the event the Trust failed to pay dividends on its Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees until the dividends are paid.

The Trust may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Trust. Borrowing covenants or rating agency guidelines may impose asset coverage or Trust composition requirements that are more stringent than those imposed on the Trust by the 1940 Act. Since the holders of common stock pay all expenses related to the use of leverage, such use of leverage would create a greater risk of loss for the Trust’s Common Shares than if leverage is not used. See “Principal Risks—Structural Risks—Leverage Risks.”

Effective August 19, 2022, Rule 18f-4 under the 1940 Act replaced the asset segregation framework previously used by funds to comply with limitations on leverage imposed by the 1940 Act. Rule 18f-4 generally mandates that a fund either limit derivatives exposure to 10% or less of its net assets, or in the alternative implement: (i) limits on leverage calculated based on value-at-risk; and (ii) a written derivatives risk management program administered by a derivatives risk manager appointed by the Board, including a majority of the independent Trustees, that is periodically reviewed by the Board.

Rule 18f-4 permits the Trust to enter into reverse repurchase agreements and similar financing transactions, notwithstanding limitations on the issuance of senior securities under Section 18 of the 1940 Act, provided that the Trust either (i) treats these transactions as derivatives transactions under Rule 18f-4, or (ii) ensures that the 300% asset coverage ratio discussed above is met with respect to such transactions and any other borrowings in the aggregate. While reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives user exception, for funds subject to the value-at-risk testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not.

These transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Trust, and therefore indirectly by the Common Shareholders. These types of transactions have the potential to increase returns to Common Shareholders, but they also involve additional risks, and therefore indirectly by the Common Shareholders. This additional leverage will increase the volatility of the Trust’s investment portfolio and could result in larger losses than if the transactions were not entered into. See “Principal Risks—Investment-Related Risks—Derivatives Risks.”

Effects of Leverage. Assuming the use of leverage in the amount of 27.5% of the Trust’s Managed Assets and an annual interest rate on leverage of            % payable on such leverage based on estimated market interest rates as of the date anticipated for the initial use of leverage, the additional income that the Trust must earn (net of estimated expenses related to leverage) in order to cover such interest payments is            %. The Trust’s actual cost of leverage will be based on market interest rates at the time the Trust undertakes a leveraging strategy and such actual cost of leverage may be higher or lower than that assumed in the previous example.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on Common Shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Trust’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Trust’s investment portfolio returns will be. In other words, the Trust’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 27.5% of the Trust’s Managed Assets after such issuance and the Trust’s currently projected annual interest rate of            %. See “Principal Risks—Structural Risks—Leverage Risks.” The table does not reflect any offering costs of Common Shares or leverage.

Assumed Portfolio Return (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Return to Common Shareholders	%	%	%	%	%

Total return is composed of two elements—the dividends on Common Shares paid by the Trust (the amount of which is largely determined by the Trust’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Trust owns. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Trust is using leverage, the amount of the fees paid to the Adviser for investment management services will be higher than if the Trust did not use leverage because the fees paid will be calculated based on the Trust’s Managed Assets. This may create a conflict of interest between the Adviser, on the one hand, and the holders of Common Shares, on the other. Also, because the leverage costs will be borne by the Trust at a specified interest rate, only the Trust’s Common Shareholders will bear the cost of the Trust’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Principal Risks

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. This section discusses the principal risk factors associated with an investment in the Trust specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Trust. Investors should consider the following risk factors and special considerations as well as the other information in this Prospectus prior to investing in the Trust’s Common Shares.

INVESTMENT-RELATED RISKS:

The following risks apply to the investments the Trust may make.

Investment and Market Risks

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. The value of the Trust like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility. Overall stock market risks may also affect the NAV of the Trust. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risk

The Trust is an actively managed portfolio, and the value of the Trust may be reduced if the Adviser pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Trust invests. This may result in the Adviser having less ability to respond to changing market conditions. The Trust may allocate its assets so as to under-emphasize or over-emphasize its investments under the wrong market conditions, in which case the Trust’s NAV may be adversely affected.

In addition, the Trust depends on the diligence, skill and business contacts of the investment professionals of the Adviser to achieve the Trust’s investment objective. In particular, the Adviser is dependent upon the expertise of its portfolio management team to implement the Trust’s strategy. If the Adviser were to lose the services of one or more key individuals, including members of its portfolio management team, it may not be able to hire qualified replacements or may require an extended time to do so. This could prevent the Trust from achieving its investment objective and could have an adverse effect on an investment in the Trust.

As with any managed fund, the Adviser may not be successful in selecting the best performing securities, leverage strategy or investment techniques, and the Trust’s performance may lag behind that of similar funds as a result.

Interest Rate Risk

Interest rate risk is the risk that the fixed income debt securities in the Trust’s portfolio will decline in value because of increases in market interest rates. Generally, when market interest rates rise, bond prices fall, and vice versa. In addition, as interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Trust to reinvest in lower-yielding securities and potentially reducing the Trust’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Trust’s value. Securities with longer maturities tend to produce higher yields but are more sensitive to changes in interest rates and are subject to greater fluctuation in value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. The Trust may be exposed to heightened interest rate risk as interest rates rise from historically low levels, which has historically driven down bond prices. In addition, this rise in interest rates may negatively impact the Trust’s future income relating to leverage, as the Trust will be required to earn more income on its investments to recoup any increased costs of leverage. The Trust’s net investment income and, as a result the NAV and market price for the Common Shares, could be negatively impacted by an increase in interest rates due to the inability of Trust portfolio companies to service interest payment obligations and principal loan repayments. Similarly, distributions to Common Shareholders may be negatively impacted to the extent the Trust’s investments yield less income available for distribution.

In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features, in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield.

Credit Risk

If debt obligations held by the Trust are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Trust’s share value and the dividends paid by the Trust may be reduced. Because the ability of an issuer of a lower-rated or non-rated obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and non-rated obligations are generally more vulnerable than higher-rated obligations to default, to ratings downgrades, and to liquidity risk.

Corporate Bond Risk

The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific and other developments.

Below Investment Grade/High Yield Securities Risk

Debt obligations that are rated below investment grade and non-rated obligations of similar credit quality (commonly referred to as “leveraged loans”, “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Non-Rated Securities Risk

Non-rated securities involve the risks associated with investments in rated securities of equivalent credit quality, though they may be less liquid than comparable rated securities. When the Trust invests in non-rated securities, the Trust’s success in achieving its investment objective may depend more heavily on the Adviser’s analysis than if the Trust invested exclusively in rated securities.

Structured Products Risk

Investments in securities that are backed by, or represent interests in, an underlying pool of securities or other assets, including investments in mortgage- and asset-backed securities and in collateralized mortgage obligations and collateralized debt obligations, involve the risks associated with the underlying assets (e.g., the risk of default by mortgagors whose mortgages are included in a mortgage-backed security or collateralized mortgage obligation), and may also involve different or greater risks, including the risk that distributions from the underlying assets will be inadequate to make interest or other payments to the Trust, the risk that the issuer of the securities will fail to administer the underlying assets properly or become insolvent, and the risk that the securities will be less liquid than other Trust investments. Guarantees are subject to the risk of default by the counterparty or its credit provider.

Asset-backed Securities Investment Risk

Asset-backed securities in which the Trust may invest include obligations backed by, among others, motor vehicle installment sales or installment loan contracts; home equity loans; leases of various types of real, personal and other property (including those relating to aircrafts, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets); receivables from credit card agreements; student loans; consumer loans; mobile home loans; boat loans; business and small business loans; project finance loans; airplane leases; and other non-mortgage-related income streams, such as income from renewable energy projects and franchise rights. They may also include asset-backed securities backed by whole loans or fractions of whole loans issued by alternative lending platforms and securitized by those platforms or other entities (such as third-party originators or brokers). Any of these loans may be of sub-prime quality or made to an obligor with a sub-prime credit history.

Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Such loans, including those made by alternative lending platforms, may be difficult to value, may have limited payment histories, and may be subject to significant changes in value over time as economic conditions change. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen. In addition, most or all securities backed by the collateral described above do not involve any credit enhancement provided by the U.S. government or any other party, and certain asset-backed securities do not have the benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or nonperformance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Trust. It is possible that many or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

Asset-backed securities tend to increase in value less than traditional debt securities of similar maturity and credit quality when interest rates decline, but are subject to a similar risk of decline in market value during periods of rising interest rates. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. In a period of declining interest rates, pre-payments on asset-backed securities may increase and the Trust may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations.

The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors or the originating alternative lending platforms. For example, the Trust may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer, sponsor or originating alternative lending platform, as applicable. Certain services, sponsors or originating alternative lending platforms may have limited operating histories to evaluate. The insolvency of a servicer, sponsor or originating alternative lending platform may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. The Trust also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.

Mortgage-backed Securities Risks

Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

Credit and Market Risks of Mortgage-Backed Securities. The mortgage loans or the guarantees underlying mortgage-backed securities may default or otherwise fail leading to non-payment of interest and principal.

Prepayment and Extension Risk of Mortgage-Backed Securities: In times of declining interest rates, the Trust’s higher yielding securities may be prepaid and the Trust may have to replace them with securities having a lower yield. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate-term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. If a mortgage-backed security held by the Trust is called for redemption, the Trust will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Trust’s ability to achieve its investment objective.

Illiquidity Risk of Mortgage-Backed Securities and Mortgage Markets. The liquidity of mortgage- backed securities varies by type of security; at certain times the Trust may encounter difficulty in disposing of such investments. Because mortgage-backed securities may be less liquid than other securities, the Trust may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity. The mortgage markets are facing additional economic pressures such as the devaluation of the underlying collateral, increased loan underwriting standards which limits the number of real estate purchasers, and excess supply of properties in certain geographic regions, which puts additional downward pressure on the value of real estate in these regions.

Commercial Mortgage-Backed Securities. Many of the risks of investing in commercial mortgage- backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities, which utilize estimates of future economic conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. CMOs issued by private entities are not guaranteed by any government agency; if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

Residual and Equity Tranches. Investments in lower tranches of a mortgage-related security are especially sensitive to the rate of defaults in the collateral pool.

Adjustable Rate Mortgages. Adjustable rate mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities.

Interest and Principal Only Securities Risk. The Trust may invest in “stripped mortgage-backed securities,” which pay to one class all of the interest from the mortgage assets (the interest- only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

Mortgage-backed securities are a type of asset-backed security and therefore are also subject to the risks described below under “Asset-Backed Securities Investment Risk.”

Prepayment and Extension Risk

When market interest rates decline, certain debt obligations held by the Trust may be repaid more quickly than anticipated, requiring the Trust to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Trust may be repaid more slowly than anticipated, causing assets of the Trust to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Trust’s investments in mortgage-backed and asset-backed securities.

Receivables Risk

Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables may be secured by collateral, but the value of that collateral is not guaranteed. If the economy of the United States deteriorates, defaults on securities backed by receivables may increase. In addition, these securities may provide the Trust with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Government Bond Risk

Investments in government bonds, including sovereign, quasi-sovereign, and supranational bonds, involve special risks not present in corporate bonds. The governmental authority or government entity that controls the repayment of the bond may be unable or unwilling to make interest payments and/or repay the principal on its debt or to otherwise honor its obligations. If an issuer of government bonds defaults on payments of principal and/or interest, the Trust may have limited recourse against the issuer. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of government bonds. In addition, supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

U.S. Government Securities Risk

Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Trust’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Trust and the Trust itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Trust’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

In the past, the values of U.S. Government securities have been affected substantially by increased demand for them around the world. For example, a fall in worldwide demand for U.S. government securities could lower the value of those securities, while an increase in worldwide demand could increase the value of those securities. Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.

Sovereign Debt Obligations Risk

Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards principal international lenders such as the International Monetary Fund and the political and social constraints to which a government debtor may be subject. Government debtors may default on their debt and also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Trust may have limited (or no) legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed-income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity.

Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Trust may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Trust may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Trust’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Foreign Investment Risk

The Trust’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small as compared to the U.S. or more developed securities markets, with a limited number of companies representing a small number of industries. As a result, foreign securities may have less liquidity than U.S. securities. Emerging market countries may have different clearance and settlement procedures than in the U.S., and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, potentially adversely affecting the Trust.

Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards, and there may be restrictions on foreign investment in other jurisdictions. Additionally, there may be reduced levels of publicly available information concerning foreign issuers. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Trust’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Trust could lose its entire investment in foreign securities. It may be difficult for the Trust to obtain or enforce a court judgment in a foreign jurisdiction.

To the extent that the Trust invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Asia or South America), the Trust will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities from other countries whose economies may appear to be unrelated.

The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Foreign countries may impose taxes on income from or transactions in foreign securities, thereby reducing the Trust’s return on such securities. The increased expense of investing in foreign markets reduces the amount the Trust can earn on its investments and typically results in a higher operating expense ratio for the Trust than for investment companies invested only in the United States.

Investments in the debt obligations of foreign issuers may involve additional risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. In addition, some foreign government debt obligations may be subject to default, delays in payment, adverse legislation or government action, or could be downgraded by ratings agencies.

Emerging Markets Securities Risk

Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security (including limited financial and accounting information); higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

Emerging market countries may lack the social, political and economic stability and characteristics of more developed countries, and their political and economic structures may undergo unpredictable, significant and rapid changes from time to time, any of which could adversely impact the value of investments in emerging markets as well as the availability of additional investments in such markets. Some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations, and the Trust may be required to establish special custodial or other arrangements before transacting in securities traded in emerging markets. The limited size of these securities markets and the limited trading volume of securities issued by emerging market issuers could cause prices to be erratic and investments in emerging markets can become illiquid. As a result of the foregoing risks, it may be difficult to assess the value or prospects of an investment in such securities.

In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries may have operating expenses that are higher than funds investing in other securities markets. Emerging market countries also may have different clearance and settlement procedures than in the U.S., including significantly longer settlement cycles for purchases and sales of securities, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Trust incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when the Trust’s assets are uninvested and no return is earned thereon. The Trust’s inability to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Trust to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Trust due to subsequent declines in the value of such portfolio security or, if the Trust has entered into a contract to sell the security, could result in possible liability to the purchaser.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer. Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

Illiquid Securities Risks

The Trust may invest in restricted, as well as thinly traded, instruments and securities (including privately placed securities and instruments that are subject to Rule 144A). There may be no trading market for these securities and instruments, and the Trust might only be able to liquidate these positions, if at all, at disadvantageous prices. As a result, the Trust may be required to hold such securities despite adverse price movements. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Trust invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations.

Certain stressed and distressed investments, for various reasons, may not be capable of an advantageous disposition prior to the date the Trust is to be dissolved. The Trust may be required to sell, distribute in kind or otherwise dispose of investments at a disadvantageous time as a result of any such dissolution.

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service).

The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level. Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.

In addition, investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of the Trust or cause the Trust to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Trust’s NAV.

Opportunities to invest in loans or certain types of loans, such as senior loans, may be limited. Alternative investments may provide lower yields and may, in the Adviser’s view, offer less attractive investment characteristics. The limited availability of loans may be due to a number of reasons, including that direct lenders may allocate only a small number of loans to new investors, including the Trust. There also may be fewer loans made or available that the Adviser considers to be attractive investment opportunities, particularly during economic downturns. Also, lenders or agents may have an incentive to market only the least desirable loans to investors such as the Trust. If the market demand for loans increases, the availably of loans for purchase and the interest paid by borrowers may decrease.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Trust. For example, if a loan is foreclosed, the Trust could become owner, in whole or in part, of any collateral, which could include, for example, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Trust as holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, when the Trust purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.

Broadly Syndicated Corporate Loans. Senior, secured broadly syndicated corporate loans (“Syndicated Loans”) generally benefit from liens on collateral, are rated below-investment grade and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a spread. Syndicated Loans are typically made to U.S. and, to a lesser extent, foreign corporations, partnerships, limited liability companies and other business entities which operate in various industries and geographical regions. Borrowers may obtain Syndicated Loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, complete leveraged buyouts and for general corporate purposes. Syndicated Loans rated below investment grade are sometimes referred to as “leveraged loans” or “junk bonds.” The Trust may invest in Syndicated Loans through assignments of or, to a lesser extent, participations in Syndicated Loans. To a limited extent, the Trust may utilize various types of derivative instruments, including total return swaps for the purpose of gaining exposure to Syndicated Loans.

Covenant-Lite Loans. There may be instances in which the Trust invests in covenant-lite loans, which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Trust in a covenant-lite loan may potentially hinder the Trust’s ability to reprice credit risk associated with the issuer and reduce the Trust’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Trust’s exposure to losses may be increased, which could result in an adverse impact on the Trust.

Debtor-in-Possession Loans. The Trust may invest in debtor-in-possession or “DIP” loans issued by a debtor that has filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP loans are typically working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with immediate cash and ongoing working capital necessary to fund the debtor’s Chapter 11 case through confirmation of a plan or asset sale. DIP loans are approved by the bankruptcy court and are entitled to super priority over all administrative expenses incurred during the bankruptcy and all other claims. Typically, DIP loans are secured by a priming lien with priority over pre-bankruptcy secured debt, a second lien on any encumbered property, and/or a first-priority lien on all of the debtor’s unencumbered assets. Consequently, DIP loans generally must be repaid before other claims in a bankruptcy case. While such loans are generally viewed as less risky than many other types of loans as a result of their seniority in the debtor’s capital structure, their super-priority claim status, and because their terms will have been approved by a bankruptcy court order, the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay the DIP loan.

Private Credit Risk

Investment in private companies involves a number of significant risks. Generally, little public information exists about these companies, and the Trust is required to rely on the ability of the Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If the Adviser is unable to uncover all material information about these companies, it may not be able to make a fully informed investment decision, and the Trust may lose money on is investments. Private companies may have limited financial resources and may be unable to meet their obligations under their debt securities that the Trust holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Trust realizing any guarantees it may have obtained in connection with its investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Trust may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Trust will be able to realize the value of private company investments in a timely manner.

Additionally, private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Trust’s portfolio company and, in turn, on the Trust. Private companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the Adviser’s executive officers, directors and the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from the Trust’s investments in its portfolio companies.

Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Trust may not be able to sell such investments when the Adviser deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.

There is typically not a readily available market value for the Trust’s private investments. The Trust values private company investments in accordance with valuation guidelines adopted by the Board that it believes, in good faith, are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Trust is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Trust’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Trust may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Trust’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Trust’s other investments. The Trust’s NAV could be adversely affected if the Trust’s determinations regarding the fair value of the Trust’s investments were materially higher than the values that the Trust ultimately realizes upon the disposal of such investments.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time–the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Trust’s portfolio.

Commercial Mortgage-Backed Securities (“CMBS”) and Other Commercial Real Estate Debt Risk

Investing in commercial real estate debt entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks and legal risks. Credit risk on these assets arises primarily from the potential for losses due to delinquencies and defaults by the borrowers in payments on the underlying obligations and the risk that the servicer fails to perform. The Trust will rely on loan servicers to collect principal and interest payments and engage in loss mitigation efforts. To the extent a loan servicer fails to perform these tasks, the Trust’s investments may be adversely affected. CMBS are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such CMBS, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the CMBS) any remaining balance in the accounts may revert to the issuing entity, and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such CMBS. In addition, concentrations of CMBS of a particular type, as well as concentrations of CMBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the CMBS to additional risk.

Commercial mortgage loans are secured by commercial property and are subject to risks of delinquency and foreclosure, and risks of loss. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things, tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

In the event of any default under a mortgage, the Trust will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the commercial mortgage loan. Foreclosure of a commercial mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Trust’s anticipated return on the foreclosed mortgage loan.

Convertible Securities Risk

The market value of a convertible security is a function of its investment value and its conversion value. A security’s investment value represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s conversion value is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The Trust’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Trust may be required to convert the security into the underlying common stock even at times when to do so is not in the best interests of the shareholders.

The Trust’s investments in convertible securities, including synthetic convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid, in which case the Trust may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Trust.

Trade Claims Risk

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Defaulted and Distressed Securities Risk

The Trust may invest in securities that may be in default or distressed--i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Distressed securities present a substantial risk of future default which may cause the Trust to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.

The Trust may be required to incur certain extraordinary expenses in order to protect and recover its investment on defaulted or distressed securities. The Trust also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the defaulted or distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the defaulted or distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to defaulted or distressed securities held by the Trust, there can be no assurance that the securities or other assets received by the Trust in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Trust upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Trust’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of defaulted or distressed securities, the Trust may be restricted from disposing of such securities.

The Trust may invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, the Trust can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Trust to collect the principal and interest payments on that borrower’s loans or adversely affect the Trust’s rights in collateral relating to a loan. If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to the Trust. For example:

•

Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Trust the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Trust would be able to prevent that recapture.

•	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Trust would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

The court could subordinate the Trust’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Trust’s investment.

Collateralized Debt Obligation Risk

Investors in CLOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. This prioritization of the cash flows from a pool of securities among the several tranches of the CLO is a key feature of the CLO structure. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the “equity” tranche). CLOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities.

The Trust may invest in senior, rated tranches of CLOs but will not invest in subordinated (or equity) tranches of CLOs as part of its principal investment strategy.

Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid.

Securities Issued or Purchased at a Discount Risk

The Trust may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Under long-standing tax rules, a taxpayer that acquires an obligation with original issue discount generally is required to include the original issue discount in income on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations with original issue discount owned by the Trust may give rise to income that the Trust will be required to distribute even though the Trust does not receive an interest payment in cash on the obligation during the year. In order to generate sufficient cash to make the requisite distributions, the Trust may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Trust may realize gains or losses from such sales. If the Trust realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Municipal Obligations Risk

Certain of the municipal obligations in which the Trust may invest, present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected.

Commercial Paper Risk

Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These instruments are generally unsecured, which increases the credit risk associated with this type of investment.

Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flow receivables such as credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

Foreign Currency and Currency Hedging Risk

Although the Trust will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest and dividend payments in foreign currencies. Therefore, the Trust’s investments in foreign securities will be subject to foreign currency risk, which means that the Trust’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Trust’s portfolio and/or the level of Trust distributions made to common shareholders.

The Trust may (but is not required to) engage in investments that are designed to hedge the Trust’s foreign currency risks, including foreign currency forward contracts, foreign currency futures contracts, put and call options on foreign currencies and foreign currency swaps. Such transactions may reduce returns or increase volatility, perhaps substantially. While these practices will be entered into to seek to manage these risks, these practices may not prove to be successful or may have the effect of limiting the gains from favorable market movements.

Foreign currency forward contracts, foreign currency futures contracts, over-the-counter options on foreign currencies and foreign currency swaps are subject to the risk of default by the counterparty and can be illiquid. These currency hedging transactions are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency or other reference asset. As such, a small investment could have a potentially large impact on the Trust’s performance. Whether or not the Trust engages in currency hedging transactions, the Trust may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Use of currency hedging transactions may cause the Trust to experience losses greater than if the Trust had not engaged in such transactions.

The Trust’s transactions in foreign currencies may increase or accelerate the Trust’s recognition of ordinary income and may affect the timing or character of the Trust’s distributions.

Derivatives Risks

Derivatives are financial contracts in which the value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Trust’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Trust invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Trust will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The instruments, indices and rates underlying derivative transactions expected to be entered into by the Trust may be extremely volatile in the sense that they are subject to sudden fluctuations of varying magnitude, and may be influenced by, among other things, government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. The volatility of such instruments, indices or rates, which may render it difficult or impossible to predict or anticipate fluctuations in the value of instruments traded by the Trust could result in losses.

Certain derivatives transactions may give rise to a form of leverage. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Trust’s portfolio securities. Further, using derivatives may include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. The Trust also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by such fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances. The Adviser intends to claim an exclusion from registration as a commodity pool operator with respect to the Trust pursuant to CFTC Rule 4.5. See “Investment Policies and Techniques—Derivatives—Regulation as a ‘Commodity Pool’” in the SAI.

As of August 19, 2022, the Trust is subject to newly adopted Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Restrictions on the Use of Derivative and Other Transactions

On October 28, 2020, the SEC adopted Rule 18f-4 providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

The Trust intends to qualify as a “limited derivative user” under Rule 18f-4, and therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Should the Trust no longer qualify as a limited derivative user in the future, it would be required to establish and maintain a comprehensive derivative risk management program and appoint a derivative risk manager, as required by Rule 18f-4.

Rule 18f-4 could restrict the Trust’s ability to engage in certain derivatives transactions and/or increase the costs of derivatives transactions, which could adversely affect the value or performance of the Trust and the common shares and/or the Trust’s distribution rate.

In general, the “derivatives transactions” covered by Rule 18f-4 include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Trust is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the Trust elects to treat these transactions as “derivatives transactions” under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the delayed-settlement provision of the rule.

Reverse Repurchase Agreement and Dollar Roll Transactions Risk

Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price and date, thereby establishing an effective interest rate. The Trust’s use of reverse repurchase agreements, in economic essence, constitute a securitized borrowing by the Trust from the security purchaser. The Trust may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms.

Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Trust may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Adviser’s ability to predict correctly interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

In accordance with Rule 18f-4 under the 1940 Act, when the Trust engages in reverse repurchase agreements and similar financing transactions, the Trust may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivative transactions” and comply with Rule 18f-4 with respect to such transactions. See “Restrictions on the Use of Derivative and Other Transactions” above for additional information.

Counterparty Risk

The Trust will be subject to credit risk presented by another party (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) that promises to honor an obligation to the Trust with respect to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Trust. If such a party becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to the Trust due to financial difficulties or for other reasons, the Trust may experience significant losses or delays in realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Trust or recovering collateral that the Trust has provided and is entitled to recover. In addition, in the event of the bankruptcy, insolvency or other event of default (e.g., cross-default) of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Trust is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Trust will likely be treated as a general creditor of such counterparty. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation. Subject to certain U.S. federal income tax limitations, the Trust is not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty.

Equity Securities Risk

Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. A common stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Trust may decline for a number of other reasons, which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Trust may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Valuation Risk

The Trust is subject to valuation risk, which is the risk that one or more of the assets in which the Trust invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Trust ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Trust’s investments may be lower than expected and could experience losses.

Within the parameters of the Trust’s valuation guidelines, the valuation methodologies used to value certain of the Trust’s assets, in particular the Trust’s assets that are not traded on established securities exchanges, including, for example, investments in private companies, REITs or commercial real estate debt, may involve subjective judgments and projections that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Trust’s control and the control of the Adviser. Rapidly changing market conditions or material events may not be immediately reflected in the Trust’s NAV.

STRUCTURAL RISKS:

Leverage Risks

Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Trust’s portfolio will be magnified when the Trust uses leverage. As a result, leverage may cause greater changes in the Trust’s NAV. The leverage costs may be greater than the Trust’s return on the underlying investments made from the proceeds of leverage. The Trust’s leveraging strategy may not be successful. See “Use of Leverage.”

If the Trust were to utilize leverage in the form of borrowing, it anticipates that the money borrowed for investment purposes will incur interest based on shorter-term interest rates that would be periodically reset. So long as the Trust’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of Common Shares to receive a higher current rate of return than if the Trust were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Trust, reducing return to the holders of Common Shares. Developments in the credit markets may adversely affect the ability of the Trust to borrow money for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of Common Shares.

In addition to the foregoing, the use of leverage involves risks and special considerations for Common Shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•

a decline in NAV could affect the Trust’s ability to make Common Share dividend payments, and a failure to pay dividends or make distributions could result in the Trust ceasing to qualify as a regulated investment company under the Code;

•	the costs of borrowing may exceed the income from the portfolio securities purchased with the borrowed money;

•

a decline in NAV will result if the investment performance of the additional securities purchased fails to cover their cost to the Trust (including any interest paid on the money borrowed or dividend requirements of Preferred Shares, if any);

•

the risk that fluctuations in interest rates on borrowings or on short-term debt or in the interest or dividend rates on any debt securities or Preferred Shares that the Trust must pay will reduce the return to the Common Shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Trust were not leveraged, may result in a greater decline in the market price of the Common Shares;

•

when the Trust uses financial leverage, the investment management fees payable to the Adviser will be higher than if the Trust did not use leverage. This may create a conflict of interest between the Adviser, on the one hand, and the holders of Common Shares, on the other; and

•	leverage may increase operating costs, which may reduce total return.

The use of leverage may require the Trust to segregate assets to cover its obligations (or, if the Trust borrows money or issues Preferred Shares, to maintain asset coverage in conformity with the requirements of the 1940 Act). While the segregated assets will be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Trust’s flexibility and may require that the Trust sell other portfolio investments to pay Trust expenses, to maintain assets in an amount sufficient to cover the Trust’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. However, as of August 19, 2022, the Trust is subject to newly adopted Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. See “Restrictions on the Use of Derivatives and Other Transactions” above for additional information.

Certain types of borrowings by the Trust may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term debt securities or Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies if the Trust were to utilize such leverage.

The use of segregation and cover with respect to a leverage instrument or technique does not prevent the Trust from suffering a loss on such instrument or technique.

Market Discount

Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. Although the value of the Trust’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares. Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. Common Shares of the Trust are designed primarily for long-term investors; investors in Common Shares should not view the Trust as a vehicle for trading purposes.

Closed-end Fund Risk

The Trust is a diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a listed closed-end fund do not have the right to redeem their shares on a daily basis but may sell their shares on the exchange in the secondary market. Shares of the Trust may trade at a discount to the Trust’s NAV. See “Structural Risk—Market Discount.”

No Operating History

The Trust is a newly organized, diversified, closed-end management investment company with no operating history.

Limited Term and Eligible Tender Offer Risk

The Trust is scheduled to terminate on or about the Termination Date (unless it is converted to a perpetual fund). The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $            per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

The Trust is not required to conduct an Eligible Tender Offer. If the Trust conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Trust’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Trust will terminate on or before the Termination Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Trust’s net assets equaling or totaling greater than the Termination Threshold, the Board may eliminate the limited term structure of the Trust upon the affirmative vote of a majority of the Board and without a vote of Common Shareholders. Thereafter, the Trust will have a perpetual existence. The

Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share. Common Shares of closed-end management investment companies frequently trade at a discount from their NAV and as a result remaining Common Shareholders may only be able to sell their Common Shares at a discount to NAV. See “Structural Risk—Market Discount.” The Adviser may have a conflict of interest in recommending to the Board that the limited term structure be eliminated and the Trust have a perpetual existence.

In order to pay for Common Shares to be purchased in an Eligible Tender Offer or to liquidate the portfolio in connection with the Trust’s termination, the Trust will be required to sell its assets. As a result, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. The Trust may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Trust and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Trust could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Trust to incur increased brokerage and related transaction expenses.

Moreover, in conducting such portfolio transactions, the Trust may need to deviate from its investment policies and may not achieve its investment objective. The Trust’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Termination Date. During such period(s), it is possible that the Trust will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Trust’s ability to achieve its investment objective and adversely impact the Trust’s performance and distributions to Common Shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Trust may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Trust could be obtained through reducing the Trust’s distributions to Common Shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Trust to participate in new investment opportunities. The Trust does not limit its investments to securities having a maturity date prior to or around the Termination Date, which may exacerbate the foregoing risks and considerations. A Common Shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Trust conducts an Eligible Tender Offer and is also subsequently terminated by or around the Termination Date.

If the Trust’s tax basis for the investments sold is less than the sale proceeds, the Trust will recognize capital gains, which the Trust will be required to distribute to Common Shareholders. In addition, the Trust’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. The purchase of Common Shares by the Trust pursuant to a tender offer will have the effect of increasing the proportionate interest in the Trust of non-tendering Common Shareholders. All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Trust’s total assets resulting from payment for the tendered Common Shares. A reduction in net assets, and the corresponding increase in the Trust’s expense ratio, could result in lower returns and put the Trust at a disadvantage relative to its peers and potentially cause the Trust to trade at a wider discount to NAV than it otherwise would. Such reduction in the Trust’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Trust, and may have an adverse effect on the Trust’s investment performance. Moreover, the resulting reduction in the number of outstanding Common Shares could cause the Common Shares to become thinly traded or otherwise adversely impact the secondary market trading of such shares. Furthermore, the portfolio of the Trust following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Trust could be subject to greater risk. For example, the Trust may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares, which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Trust following an Eligible Tender Offer.

In connection with its termination, the Trust may distribute the proceeds from the disposition of portfolio securities in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon a termination, it is anticipated that the Trust will have distributed substantially all of its net assets to Common Shareholders, although securities for which no market exists, securities trading at depressed prices, if any, and assets recovered following termination may be placed in a liquidating trust. Common Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

Anti-takeover Provisions

The Trust’s Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or to convert the Trust to open-end status, including the adoption of a staggered Board and the supermajority voting requirements discussed herein. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See “Summary of the Declaration of Trust.”

Secondary Market for the Common Shares

The issuance of Common Shares through the Plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. When the Common Shares are trading at a premium, the Trust may also issue Common Shares that may be sold through private transactions effected on the NASDAQ or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares. Additionally, a secondary market may not develop, or if it does develop, it may not provide shareholders with enough liquidity.

Shareholder Activism

Shareholder activism, which could take many forms, including making public demands that the Trust consider certain strategic alternatives, engaging in public campaigns to attempt to influence the Trust’s corporate governance and/or management, and commencing proxy contests to attempt to elect the activists’ representatives or others to the Trust’s Board, or arise in a variety of situations, has been increasing in the closed-end fund space recently. While the Trust is currently not subject to any shareholder activism, due to the potential volatility of the Trust’s stock price and for a variety of other reasons, the Trust may in the future become the target of shareholder activism. Shareholder activism could result in substantial costs and divert management’s and the Trust’s Board’s attention and resources from its business. Also, the Trust may be required to incur significant legal and other expenses related to any activist shareholder matters. Further, the Trust’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

RISKS RELATED TO TRUST INVESTMENTS—GENERALLY:

Risks affecting specific issuers

The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, for example, management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Cyber security risk

With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Trust’s operations, the Trust and the Adviser, transfer agent, and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Trust or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Trust or its Service Providers may adversely impact the Trust or its shareholders or cause an investment in the Trust to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Trust’s ability to calculate its NAV, cause the release of private shareholder information or confidential Trust information, impede trading, or cause reputational damage. Because the Trust does not offer to redeem its Common Shares at NAV, damage to the reputation of the Trust or its service providers could cause a decline in the value of the Trust’s Common Shares, perhaps suddenly. Such attacks, failures or other events could also subject the Trust or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Trust or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Trust and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Trust invests, which could result in material adverse consequences for such issuers, and may cause the Trust’s investment in such issuers to lose value.

Market disruption and geopolitical risks

The Trust (as well as its service providers) may be adversely affected by uncertainties and events around the world, such as epidemics and pandemics, including the spread of infectious illness or other public health issues, natural disasters, terrorism and other conflicts, social unrest, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. These types of events can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. The Trust cannot predict the effects or likelihood of such events on the U.S. and world economies, the value of the Common Shares or the NAV of the Trust. The issuers of securities, including those held in the Trust’s portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or such issuers’ ability to make interest payments or distributions to the Trust.

A recent outbreak of a virus, named “SARS-CoV-2” (sometimes referred to as the “coronavirus” and abbreviated as “COVID-19”), has adversely impacted global commercial activity and has contributed to significant volatility in certain financial markets. Since the initial outbreak in December 2019, the number of COVID-19 cases has fluctuated and new “variants” have been confirmed around the world. There are no comparable recent events in the United States or worldwide that provide guidance as to the effect of the spread of COVID-19 and a potential pandemic on the economy as a whole and, consequently, the Trust. Accordingly, while there have been proposed, and in some cases enacted, economic stimulus measures aimed at curbing the negative economic impacts to the U.S. and other countries as a result of COVID-19, it cannot be determined at this time whether such stimulus measures will have a stabilizing economic effect.

The Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Trust or its Service Providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. The full impacts of a pandemic or disease outbreaks are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

Russia’s recent military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Trust’s investments, even beyond any direct exposure the Trust may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this Prospectus.

As a result of these recent market circumstances, the markets for various instruments are currently experiencing deteriorating conditions that could cause periods of extreme illiquidity and volatility. These conditions may exist for a prolonged period of time and could recur from time to time in the future.

Such periods may be subject to market uncertainty and consequent repricing risk that could lead to market imbalances of sellers and buyers, which in turn could result in significant valuation uncertainties and also result in sudden and significant valuation declines in the Trust’s holdings. Illiquidity and volatility in such markets may directly and adversely affect the setting of dividend rates on the Trust’s Common Shares.

Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Not a Complete Investment Program

The Trust is intended for investors seeking current income over the long-term, and is not intended to be a short-term trading vehicle. An investment in the Common Shares of the Trust should not be considered a complete investment program. Each investor should take into account the Trust’s investment objective and other characteristics as well as the investor’s other investments when considering an investment in the Common Shares. An investment in the Trust may not be appropriate for all investors.

Potential Conflicts of Interest Risk

The Adviser and the portfolio managers of the Trust have interests that may conflict with the interests of the Trust. In particular, the Adviser manages and/or advises other investment funds or accounts with the same or similar investment objective and strategy as the Trust. As a result, the Adviser and the Trust’s portfolio managers may devote unequal time and attention to the management of the Trust and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Trust.

Conflicts potentially limiting the Trust’s investment opportunities may also arise when the Trust and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Trust owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Trust or other clients.

The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Adviser, which may not benefit all funds and accounts equally, and may receive different amounts of financial or other benefits for managing different funds and accounts.

The Trust and the Adviser have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the Adviser are treated equitably. There is no guarantee that the policies and procedures adopted by the Adviser and the Trust will be able to identify or mitigate the conflicts of interest that arise between the Trust and any other investment funds or accounts that the Adviser may manage or advise from time to time.

In addition, while the Trust is using leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if the Trust did not use leverage because the fees paid are calculated based on the Trust’s Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to leverage the Trust, which creates a conflict of interest between the Adviser on the one hand and the Common Shareholders of the Trust on the other.

For further information on potential conflicts of interest, see “Management of the Trust—Conflicts of Interest” in the SAI.

Risks affecting specific countries or regions

If a significant portion of the Trust’s assets is invested in issuers that are economically exposed to one country or region, the Trust’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. The nature and degree of the risks affecting a given country or region, and the extent of the Trust’s exposure to any such country or region, is expected to vary over time.

REGULATORY RISKS:

Tax risks

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Trust must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Trust fails to satisfy the qualifying income or diversification requirements in any taxable year, the Trust may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Trust corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Trust may be required to dispose of certain assets. If these relief provisions were not available to the Trust and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates (currently 21%) without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits.

If, for any taxable year, the Trust did not qualify as a RIC for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax at the Trust level, and possibly state and local income tax, and distributions to its Common Shareholders would not be deductible by the Trust in computing its taxable income. As a result of these taxes, the NAV per Common Share and amounts distributed to Common Shareholders may be substantially reduced. Also, in such event, the Trust’s distributions, to the extent derived from the Trust’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Common Shareholders, and non-corporate Common Shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. In addition, in such an event, in order to re-qualify for taxation as a RIC, the Trust might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause a negative impact on Trust returns. In such event, the Trust’s Board may determine to reorganize or close the Trust or materially change the Trust’s investment objective and strategy. See “U.S. Federal Income Tax Matters.”

Legislation and regulatory risk

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Trust or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Trust invests. Legislation or regulation may also change the way in which the Trust is regulated. New or amended regulations may be imposed by the CFTC, the SEC, the Federal Reserve or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Trust. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objective. The Trust also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental authorities or self-regulatory organizations.

LIBOR risk

LIBOR has been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Trust invests have historically paid interest at floating rates based on LIBOR or have been subject to interest caps or floors based on LIBOR. The Trust and issuers of instruments in which the Trust invests may also have also historically obtained financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Trust invests may have also paid interest at floating rates based on LIBOR.

In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, ICE announced that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (a) immediately after December 31, 2021, in the case of the 1-week and 2-month U.S. dollar LIBOR settings; and (b) immediately after June 30, 2023, in the case of the remaining U.S. dollar LIBOR settings.

On July 29, 2021, the U.S. Federal Reserve, in connection with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended the forward-looking Secured Overnight Financing Rate (“SOFR”) term rates proposed by CME Group, Inc. as the replacement for U.S. dollar LIBOR, marking the final step in the ARRC’s Paced Transition Plan implemented to encourage the adoption of SOFR. In addition, as of the date of this Prospectus, the current nominated replacement for GBP-LIBOR is the Sterling Overnight Interbank Average Rate (“SONIA”). In July 2020, Bloomberg began publishing fall-backs that the International Swaps and Derivatives Association (“ISDA”) intends to implement in lieu of LIBOR with respect to swaps and derivatives. Given the inherent differences between LIBOR and SOFR, or any other alternative Benchmark Rate that may be established, including SONIA, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which Benchmark Rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement Benchmark Rate(s) will attain market acceptance.

Any transition away from LIBOR to one or more alternative Benchmark Rates is complex and could have a material adverse effect on the Trust’s business, financial condition and results of operations, including, without limitation, as a result of any changes in the pricing and/or availability of the Trust’s investments, negotiations and/or changes to the documentation for certain of the Trust’s investments, the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation, basis risks between investments and hedges, basis risks within investments (e.g., securitizations), costs of modifications to processes and systems, and/or costs of administrative services and operations, including monitoring of recommended conventions and Benchmark Rates, or any component of or adjustment to the foregoing.

It is not possible to predict whether there will be any further changes in the methods pursuant to which the LIBOR rates are determined and any other reforms to LIBOR that will be enacted in the United States, the U.K. or elsewhere, or the effects thereof. Any such changes or further reforms to LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR rates, which could have a material adverse impact on the value of the Trust’s investments and any payments linked to LIBOR thereunder.

LIBOR is likely to perform differently than in the past until the final phase-outs in 2023 and, ultimately, cease to exist as a global benchmark going forward. Until an alternative Benchmark Rate(s) becomes generally accepted and regularly implemented in the market, the uncertainty as to the future of LIBOR, its eventual phase-out, the transition to one or more alternate Benchmark Rate(s), and the implementation of such new Benchmark Rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Trust’s performance and ability to achieve its investment objective. Such factors include, without limitation: (i) the administration and/or management of portfolio of investments, including (a) cost of funding or other operational or administrative costs, (b) costs incurred to transition to and implement a substitute index or Benchmark Rate(s) for purposes of calculating interest, (c) costs of negotiating with counterparties with respect to an acceptable replacement calculation and potential amendments to existing debt instruments or credit facilities currently utilizing LIBOR to determine interest rates, and/or (d) costs of potential disputes and/or litigation regarding interest calculation, loan value, appropriateness or comparability of any new Benchmark Rate(s) or any other dispute over terms relating to or arising from any of the foregoing; (ii) the availability (or lack thereof) of potential investments in the market during the transition period; (iii) the time periods necessary to make investments and deploy capital during the transition period; (iv) the calculation and value of investments and overall cash flows, profitability and performance; (v) the liquidity of investments in the secondary market or otherwise, and the asset-liability management strategies available; (vi) basis risks between investments and hedges and basis risks within investments (e.g., securitizations); or (vii) any mismatch, during a transition period or otherwise, between a Benchmark Rate used for leverage facilities and another used for one or more of the Trust’s investments.

Additional Strategies and Risks

Depositary Receipts

The Trust may hold investments in sponsored and unsponsored ADRs, EDRs, GDRs and other similar global instruments. Investments in ADRs, EDRs, GDRs and other similar global instruments are generally subject to risks associated with equity securities and investments in foreign securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

While ADRs issued under sponsored and unsponsored facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

ETFs and Other Investment Companies Risk

The Trust will incur higher and duplicative expenses, including advisory fees, when it invests in other investment companies, including ETFs, mutual funds or closed-end funds (collectively, the “Investment Companies”). There is also the risk that the Trust may suffer losses due to the investment practices of the other investment companies (such as the use of derivatives). The other investment companies in which the Trust may invest that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the other investment companies. ETFs and closed-end funds are also subject to the following risks: (i) the market price of an ETF’s or closed-end fund’s shares may be above or below its NAV; (ii) an active trading market for an ETF’s and closed-end fund’s shares may not develop or be maintained; (iii) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s or closed-end fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF or closed-end fund shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) may temporarily stop stock trading.

Under Section 12(d)(1)(A) of the 1940 Act, the Trust may hold securities of an Investment Company in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Investment Company, (ii) do not exceed 5% of the value of the Trust’s total assets and (iii) when added to all other Investment Company securities held by the Trust, do not exceed 10% of the value of the Trust’s total assets. Under Section 12(d)(1)(C) of the 1940 Act, the Trust, together with any other investment companies for which the Adviser acts as an investment adviser, may not, in the aggregate, own more than 10% of the total outstanding voting stock of a registered closed-end investment company. Section 12(d)(1)(F) of the 1940 Act provides that the limitations of Section 12(d)(1) described above do not apply to securities purchased or otherwise acquired by the Trust if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Investment Company is owned by the Trust and all affiliated persons of the Trust, and (ii) certain requirements are met with respect to sales charges.

In addition, Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”), effective as of January 19, 2022, permits the Trust to invest in Investment Companies beyond the limitations of Section 12(d)(1) described above, subject to various conditions, including that the Trust enter into an investment agreement with the Investment Company (which agreements may impose additional conditions on the Trust). In order to comply with provisions of the 1940 Act, in any matter upon which Investment Company stockholders are solicited to vote, the Adviser may be required to vote Investment Company shares in the same proportion as shares held by other stockholders of the Investment Company.

Equity Warrants

Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short term capital gain or loss depending on the period for which a warrant is held.

Off-exchange Derivatives Risk

The Trust may invest a portion of its assets in investments which are not traded on organized exchanges and as such are not standardized. Such transactions may include forward contracts, swaps or options. While some markets for such derivatives are highly liquid, transactions in off-exchange derivatives may involve greater risk than investing in exchange-traded derivatives because there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of the position arising from an off-exchange transaction or to assess the exposure to risk. Bid and offer prices need not be quoted and, even where they are, they will be established by dealers in these instruments and consequently it may be difficult to establish what is a fair price. In respect of such trading, the Trust is subject to the risk of counterparty failure or the inability or refusal by a counterparty to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to the Trust.

Preferred Securities Risk

In addition to many of the risks associated with both debt securities (e.g., interest rate risk and credit risk) and common shares or other equity securities, preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities also may contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities) dividend payments. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes while it is not receiving any distributions. Preferred stock in some instances is convertible into common shares or other securities. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Trust may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

Real Estate Investment Trusts Risk

The Trust may invest in real estate investment trusts (“REITs”) and special purpose entities, such as pass-through trusts or other special purpose entities that issue commercial mortgage-backed securities and/or execute real estate financings or securitizations. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. The Trust may invest in REITs of any market capitalization; however, even the larger REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Trust will bear its proportionate share of the costs of REITs’ operations, including management fees. Although these expenses are in addition to the direct expenses of the Trust’s operations, they are not reflected in the “Summary of Trust Expenses” or the “Example” beginning on page 19.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.

The Trust’s investment in a REIT may result in the Trust making distributions that constitute a return of capital to Trust shareholders for federal income tax purposes. In addition, distributions attributable to REITs made by the Trust to Trust shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income. Certain distributions made by the Trust attributable to dividends received by the Trust from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders. If the Trust receives qualified REIT dividends it is allowed to pass them through to Trust shareholders in the form of section 199A dividends. To the extent that the Trust designates dividends it pays to its shareholders as section 199A dividends such shareholder may be eligible for a 20% deduction with respect to such dividends.

Investments in REITs or real-estate linked derivative instruments include the risks associated with owning real estate and the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. REITs may default on obligations or go bankrupt. Shareholders bear not only their proportionate share of the Trust’s expenses, but also, indirectly, similar expenses of REITs held by the Trust. Investments in REITs could cause the Trust to recognize income in excess of cash received, and in order to make distributions, the Trust may be required to sell portfolio securities.

Repurchase Agreements

The Trust may enter into repurchase agreements, which may be viewed as a type of secured lending by the Trust, typically involving the acquisition by the Trust of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Trust will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, often not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Trust will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by the Trust to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year.

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, the Trust will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Trust could suffer a loss.

Subordinated (Residual) Classes of Asset-Backed Securities

An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Trust’s ability to collect on such securities, platform performance risk and liquidity risk. The Trust classifies an investment in a residual class of an asset-backed security as an equity investment.

Management of the Trust

BOARD OF TRUSTEES

The Trust’s Board of Trustees has overall responsibility for the management of the Trust. The Board decides upon matters of general policy and generally oversees the actions of the Adviser and the other service providers of the Trust. The name and business address of the Trustees and officers of the Trust, and their principal occupations and other affiliations during the past five years, are set forth under “Board Members and Officers” in the SAI.

INVESTMENT ADVISER

Thornburg Investment Management, Inc. (“Thornburg” or the “Adviser”) is a registered investment adviser and an independent, privately-held global investment management firm located at 2300 North Ridgetop Road, Santa Fe, New Mexico that helps investors of all types realize their investment objectives and achieve their financial goals. Thornburg manages active, fundamental investment strategies that seek to capitalize on market inefficiencies, outperform passive portfolios, and adapt to a changing world, markets, and economies and offers a comprehensive set of investment solutions in equity, fixed income, multi-asset and alternative strategies across the global capital markets. Thornburg has broad experience investing client assets across global markets, including serving as investment adviser to open-end funds and a closed-end fund that invest in foreign and emerging market issuers. Subject to internal information barriers and related limitations, the Trust’s investment team has access to the research and perspectives of other Thornburg personnel with specialized expertise in foreign investments. Thornburg clients include investment advisors, family offices, private and public defined benefit plans, defined contribution plans, foundations & endowments, corporations, and insurers. Thornburg Investment Management Ltd., the Adviser’s London-based client service organization, and Thornburg Investment Management (Asia) Ltd. serve the firm’s global set of diverse clients. As of November 30, 2021, Thornburg managed approximately $48.1 billion across mutual funds, separate accounts, institutional pooled funds, and UCITS funds. See “Management of the Trust” in the SAI.

Founded in June 1982 by Garrett Thornburg with a vision to be a trusted partner for clients and a respected leader in global asset management, Thornburg seeks to provide differentiated returns through a benchmark agnostic, collaborative team approach. Collaboration is a key element of Thornburg’s investment approach as active managers to capitalize on market dynamics. Thornburg’s investment philosophy is rooted in the belief that valuation inefficiencies exist within markets because security analysis is often structured around benchmark indices and conducted in sector, regional and asset class research silos across the asset management industry. This segmentation creates isolated viewpoints, which fall short of fully understanding a security’s valuation in a broader context. Thornburg’s benchmark agnostic, collaborative investment approach takes advantage of these market inefficiencies by conducting analysis across sectors, regions, and asset classes to discover opportunities for clients. Furthermore, potential opportunities are simultaneously viewed through the portfolio construction framework that considers risk from multiple angles.

Thornburg is independently owned and has been since the firm’s inception, creating internal alignment and a strong fiduciary focus on behalf of clients. Portfolio manager interests are further aligned through significant employee investment in the company and its investment solutions. By creating internal and external alignment, Thornburg keeps clients at the center of its business and investment strategies. Thornburg’s Santa Fe location keeps the firm away from the groupthink of Wall Street, which allows it to have a differentiated, long-term view and a broader look across the financial landscape.

PORTFOLIO MANAGEMENT

The portfolio managers of the Trust are supported by a 48-person team of Thornburg analysts and financial professionals that have worked together for many years and through multiple economic cycles. The individuals listed below are jointly and primarily responsible for the day-to-day management of the Trust. The portfolio managers of the Trust are:

Lon Erickson, CFA: Lon Erickson is a managing director of Thornburg and has been a portfolio manager of the Trust since its inception. Mr. Erickson joined Thornburg in 2007 and was named a managing director in 2010. Before joining Thornburg, Mr. Erickson worked for nearly 11 years as an analyst for State Farm Insurance in both the Equity and Corporate Bond departments. He is a CFA Charterholder.

Ali Hassan, CFA, FRM: Ali Hassan is a managing director of Thornburg and has been a portfolio manager of the Trust since its inception. Mr. Hassan joined Thornburg in 2013 as a fixed income analyst, became senior fixed income analyst in 2017 and managing director in 2020. Prior to his joining Thornburg, Mr. Hassan worked at Lone Star Funds, Zeo Capital Advisors, and H.I.G. Capital on distressed credit and turnaround private equity investments. He began his career as a credit analyst in Citigroup’s loan origination and loan workout groups. Mr. Hassan graduated from Stanford University with a BA in economics and a BS in mathematical & computational science. He is a CFA Charterholder.

Christian Hoffmann, CFA: Christian Hoffmann is portfolio manager for Thornburg and has served as a portfolio manager of the Trust since its inception. He joined the firm in 2012 as a fixed income securities analyst and was promoted to associate portfolio manager in 2014, then portfolio manager in 2018, where he manages the Thornburg Strategic Income mutual fund. Prior to joining Thornburg, he served as a senior credit analyst with H.I.G. Capital in Miami, Florida, where he specialized in distressed debt investments and credit driven special situations. Mr. Hoffmann began his career in the investment banking division of Lehman Brothers and later spent several years working on the high yield research desk at Lehman Brothers. Christian graduated cum laude from New York University with a B.A. in economics. He is a CFA charterholder.

Jeff Klingelhofer, CFA: Jeff Klingelhofer is a managing director and co-head of investments of Thornburg and has been a portfolio manager of the Trust since its inception. Mr. Klingelhofer joined Thornburg in 2010 and was named a managing director in 2015. Mr. Klingelhofer holds an MBA from The University of Chicago’s Booth School of Business and a BA in economics with a minor in business from The University of California at Irvine. Before joining Thornburg, Mr. Klingelhofer worked for four years at PIMCO, where he was responsible for monitoring portfolio leverage and risk tolerances. He is a CFA Charterholder.

The Trust’s SAI provides information about the compensation received by the portfolio managers of the Trust, other accounts that they manage and their ownership of the Trust’s equity securities.

INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Adviser is responsible for managing the Trust’s affairs, subject at all times to the general oversight of the Board. The Trust has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of 1.10% of the Trust’s average daily Managed Assets for the services it provides.

In addition to the fees of the Adviser, the Trust pays all other costs and expenses of its operations including, for example, compensation of its Trustees (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, accounting fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with an Eligible Tender Offer, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes.

Because the fees received by the Adviser are based on the Managed Assets of the Trust, the Adviser has a financial incentive for the Trust to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and the holders of Common Shares, on the other. Because leverage costs will be borne by the Trust at a specified interest rate, the Trust’s investment management fee and other expenses, including expenses incurred as a result of any leverage, are paid only by the holders of Common Shares and not by holders of Preferred Shares or through borrowings. See “Use of Leverage.”

A discussion of the basis for the Board’s approval of the Trust’s Investment Advisory Agreement will be provided in the Trust’s initial shareholder report. The basis for subsequent continuations of these agreements will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

Net asset value

The Trust normally calculates its NAV as of the close of business of the NYSE, usually 4 p.m. Eastern Time. The Trust does not calculate its NAV on days when the NYSE is closed. The NAV is calculated by adding the value of all of the assets of the Trust, subtracting the liabilities, and then dividing that result by the number of shares outstanding.

For purposes of calculating the NAV of the Trust, assets are valued each business day in accordance with the Trust’s valuation policies and procedures. Pursuant to those policies and procedures, securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment.

Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Trust’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

Debt obligations held by the Trust that are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from an independent pricing service provider approved by the Board. Commercial paper with a remaining maturity of 60 days or less is valued by the Adviser at amortized cost, subject to regular confirmation through the use of valuations obtained from the Trust’s custodian or an independent pricing service.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Adviser’s valuation and pricing committee calculates a fair value for the investment using alternative methods approved by the Trust’s Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Trust business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Trust’s Audit Committee are exceeded, foreign equity investments held by the Trust may be valued using alternative methods. In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Trust, or when the Adviser’s valuation and pricing committee determines that a valuation obtained from a pricing service is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Trust is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the valuation and pricing committee will calculate a fair value for the obligation using alternative methods under procedures approved by the Trust’s Audit Committee.

In instances when the Adviser’s valuation and pricing committee assists in calculating a fair value for a portfolio investment, that committee seeks to determine the price that the Trust would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The valuation and pricing committee customarily utilizes quotations from securities broker dealers in calculating such valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Trust’s Audit Committee. Because fair values calculated by the valuation and pricing committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Trust upon a sale of the investment, and the difference could be material to the Trust’s financial statements. The calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Dividends and distributions

The Trust intends to implement a level distribution policy and commencing with the Trust’s first dividend, the Trust intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income. The Trust expects to declare its initial monthly dividend within 30 to 45 days after the completion of this offering and pay its initial monthly dividend within approximately 60 to 90 days after the completion of this offering, depending on market conditions. There is no assurance the Trust will make this initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate.

At times, to maintain a stable level of distributions, the Trust may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income.

The Trust will distribute to Common Shareholders at least annually all or substantially all of its investment company taxable income and net exempt interest income after the payment of dividends and interest, if any, owed with respect to any outstanding Preferred Shares or other forms of leverage utilized by the Trust. The Trust intends to pay any capital gains distributions at least annually. If the Trust realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Preferred Shares issued by the Trust in proportion to the total dividends paid to each class for the year in which the income is realized. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital, which is applied against and reduces the Common Shareholder’s tax basis in his or her Common Shares. To the extent that the amount of any distribution exceeds the Common Shareholder’s basis in his or her shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares.

Under the 1940 Act, the Trust may not declare any cash dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

While any Preferred Shares are outstanding, the Trust may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and (ii) the NAV of the Trust’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the Common Shares in the event of a default on the Trust’s borrowings. If the Trust’s ability to make distributions on its Common Shares is limited, such limitations could, under certain circumstances, impair the ability of the Trust to maintain its qualification for federal income tax purposes as a regulated investment company, which would have adverse tax consequences for shareholders. See “Use of Leverage” and “U.S. Federal Income Tax Matters.”

The Board may change the Trust’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Trust’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on outstanding Preferred Shares, if any, and interest expense on borrowings. The Trust reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

Dividend reinvestment plan

The Trust has an automatic dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Trust’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares. Reinvested Dividends will increase the Trust’s Managed Assets on which the management fee is payable to the Adviser.

Whenever the Trust declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NASDAQ or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Trust’s NAV per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Trust’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Trust will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends, even though such participants have not received any cash with which to pay the resulting tax. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 800-730-6001.

Postal correspondence should be mailed to: Computershare P.O. Box 505000 Louisville, KY 40233	Overnight correspondence should be sent to: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

A Shareholder that wishes to opt out of the Plan or change an election may do so by contacting the Plan Administrator, by telephone, (800) 730-6001, or in writing to:

Computershare

c/o Thornburg Strategic Income Opportunity Trust

P.O. Box 50500

Louisville, KY 40233.

Outstanding securities

As of the date of this Prospectus, the Adviser has purchased Common Shares of the Trust to satisfy the Trust’s net worth requirements under Section 14(a) of the 1940 Act, and therefore the Adviser owns 100% of the Trust’s outstanding Common Shares. The Adviser may be deemed to control the Trust until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

Description of the Common Shares

The following is a summary description of the material terms of the Common Shares, based on our Declaration of Trust and Bylaws. Shareholders should read our Declaration of Trust and Bylaws, which are filed as exhibits to the Registration Statement.

The Trust’s authorized capital stock consists of shares of common stock, $0.001 par value per share, all of which is initially classified as Common Shares. The Board, with the approval of a majority of the entire Board (including a majority of the Independent Trustees, if required by the 1940 Act), but without any action by the shareholders of the Trust, may amend the Trust’s Declaration of Trust from time to time to increase or decrease the aggregate number of shares of stock of the Trust or the number of shares of stock of any class or series that the Trust has authority to issue.

In general, shareholders will be liable for the debts and obligations of the Trust only to the extent of any contributions to the capital of the Trust (plus any accretions in value thereto prior to withdrawal).

The Common Shares to be issued in the offering will be, upon payment as described in this Prospectus, fully paid and non-assessable. The Common Shares have no preemptive, conversion, exchange, appraisal or redemption rights, and each share has equal voting, dividend, distribution and liquidation rights.

Common Shareholders are entitled to receive dividends if and when the Board declares dividends from funds legally available. Whenever Trust Preferred Shares or borrowings are outstanding, Common Shareholders will not be entitled to receive any distributions from the Trust unless all accrued dividends on the Preferred Shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution as described above.

In the event of the Trust’s liquidation, dissolution or winding up, Common Shares would be entitled to share ratably in all of the Trust’s assets that are legally available for distribution after the Trust pays all debts and other liabilities and subject to any preferential rights of holders of Preferred Shares, if any Preferred Shares are outstanding at such time.

Common Shareholders are entitled to one vote per share. All voting rights for the election of Trustees are noncumulative, which means that, assuming there are no Preferred Shares outstanding, the holders of more than 50% of the Common Shares will elect 100% of the Trustees then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Trustees.

The Trust’s Declaration of Trust authorizes the Board to classify and reclassify any unissued shares of common stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Delaware law and by the Trust’s Declaration of Trust to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of common stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Trust’s Common Shares or otherwise be in their best interest. As of the date of this Prospectus, the Trust has no plans to classify or reclassify any unissued shares of common stock.

It is expected that the Trust’s Common Shares will be approved for listing on the NASDAQ, subject to notice of issuance, under the symbol “TSIO.” Under the rules of the NASDAQ applicable to listed companies, the Trust will be required to hold an annual meeting of shareholders in each year.

PREFERRED SHARES

The Trust’s Declaration of Trust authorizes the Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including Preferred Shares, without the approval of the holders of the common stock. Prior to issuance of any shares of Preferred Shares, the Board is required by Delaware law and by the Trust’s Declaration of Trust to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares. Thus, the Board could authorize the issuance of Preferred Shares with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of the Trust’s Common Shares or otherwise be in their best interest. No Preferred Shares are currently outstanding.

Any issuance of Preferred Shares must comply with the requirements of the 1940 Act. Specifically, the Trust is not permitted under the 1940 Act to issue Preferred Shares unless immediately after such issuance the total asset value of the Trust’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares. Among other requirements, including other voting rights, the 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares would have the right to elect a majority of the Trust’s Trustees at any time two full years’ dividends on any Preferred Shares remain unpaid.

Summary of the Declaration of Trust

An investor in the Trust will be a Shareholder of the Trust and his or her rights in the Trust will be established and governed by the Declaration of Trust that is filed with the Registration Statement as an exhibit. A prospective investor and his or her adviser should carefully review the Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a description of the material terms of the Declaration of Trust.

SHAREHOLDERS

Persons who purchase Shares will be Shareholders of the Trust.

LIABILITY OF SHAREHOLDERS

Under Delaware law and the Declaration of Trust, no shareholder will be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust except by reason of their own acts or conduct. Neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust has any power to bind personally any Shareholders, nor to call upon any Shareholder for the payment of any sum of money or assessment other than as the Shareholder may at any time personally agree to pay. Shareholders have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware, to the extent that such limitation of liability is greater than the limitation of liability specifically provided in the Declaration of Trust.

The Declaration of Trust also requires that, except for suits, actions or proceedings arising out of or in connection with the federal securities laws of the United States, any suit, action or proceeding brought by any Shareholder against the Trust or its Trustees or officers be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware. Accordingly, Shareholders may be required to bring suit in an inconvenient and less favorable forum than would otherwise be the case. Moreover, the Declaration of Trust provides that Shareholders waive the right to jury trial for any suit, action or proceeding brought by any Shareholder against the Trust or its Trustees or officers, including claims arising under the federal securities laws.

LIMITATION OF LIABILITY; INDEMNIFICATION

The Agreement and Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Trust shall not be liable to the Trust or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Trust (as well as certain other related parties) by the Trust (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Trust. The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Trust, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

The Declaration of Trust also requires that, except for suits, actions or proceedings arising out of or in connection with the federal securities laws of the United States, any suit, action or proceeding brought by any Shareholder against the Trust or its Trustees or officers be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware. Accordingly, Shareholders may be required to bring suit in an inconvenient and less favorable forum than would otherwise be the case. Moreover, the Declaration of Trust provides that Shareholders waive the right to jury trial for any suit, action or proceeding brought by any Shareholder against the Trust or its Trustees or officers, including claims arising under the federal securities laws.

DERIVATIVE ACTIONS

No person, other than a Trustee, who is not a shareholder will be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust. Except for claims asserted under the U.S. federal securities laws including, without limitation, the Investment Company Act, no shareholder may maintain a derivative action on behalf of the Trust unless holders of at least ten percent (10%) of the outstanding shares join in the bringing of such action. Notwithstanding the foregoing, neither of the preceding provisions governing derivative actions will apply to claims brought under the federal securities laws.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act (the “Delaware Act”), a shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed; and a demand on the Board of Trustees will only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Board of Trustees who are not “independent Trustees” (as that term is defined in the Delaware Act); and (ii) unless a demand is not required under clause (i) above, the Board of Trustees (x) must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; (y) will be entitled to retain counsel or other advisors in considering the merits of the request; and (z) may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action; provided, however, that the foregoing provision (z) will not apply to claims brought under the federal securities laws.

AMENDMENT OF THE DECLARATION OF TRUST

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under the 1940 Act. However, certain amendments to the Declaration of Trust involving a Shareholder’s right to vote may not be made without the affirmative vote of at least a majority of Shareholders.

LIMITED TERM

The Trust will terminate on or before the Termination Date; provided, that if the Board believes that under then-current market conditions it is in the best interests of the Trust to do so, the Trust may extend the Termination Date (i) once for up to one year (i.e., up to December            , 2034), and (ii) once for up to an additional six months (i.e., up to June            , 2035), in each case upon the affirmative vote of a majority of the Board and without a vote of Common Shareholders. In addition, as of a date within 12 months preceding the Termination Date, the Board may cause the Trust to conduct an Eligible Tender Offer, which is a tender offer by the Trust to all Common Shareholders to purchase Common Shares of the Trust at a price equal to the NAV per Common Share on the expiration date of the tender offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the limited term structure of the Trust and convert the Trust to a perpetual fund upon the affirmative vote of a majority of the Board and without a vote of Common Shareholders.

CLASSIFIED BOARD OF TRUSTEES

The Board is divided into three classes of trustees serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of shareholders, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, trustees of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of trustees will be elected by the shareholders. A classified Board promotes continuity and stability of management but makes it more difficult for shareholders to change a majority of the trustees because it generally takes at least two annual elections of trustees for this to occur. The Trust believes that classification of the Board will help to assure the continuity and stability of the Trust’s strategy and policies as determined by the Board.

Repurchase of shares

Shares of closed-end funds often trade at a discount to NAV, and the Trust’s shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Common Shares will be determined by such factors as relative demand for and supply of shares in the market, the Trust’s NAV, general market and economic conditions and other factors beyond the control of the Trust.

Although Common Shareholders will not have the right to redeem their shares, the Trust may (but is not obligated to) take action to repurchase shares in the open market or make tender offers for its shares at or near NAV. During the pendency of any tender offer, the Trust will publish how Common Shareholders may readily ascertain the NAV. Repurchase of the Common Shares may have the effect of reducing any market discount to NAV.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price that approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Trust will decrease the total assets of the Trust and, therefore, have the effect of increasing the Trust’s expense ratio and may adversely affect the ability of the Trust to pursue its investment objective. To the extent the Trust may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover, which will result in additional expenses being borne by the Trust and its shareholders. The Board currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Trust’s portfolio, and the impact of any action on the Trust and market considerations. Such a decision is a matter on which the Board would exercise its fiduciary judgment, and the Board will consider other factors that may be relevant at the time it considers the matter. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act and the 1940 Act.

Limited term and eligible tender offer

The Trust will terminate on or before the Termination Date; provided, that if the Board believes that under then-current market conditions it is in the best interests of the Trust to do so, the Trust may extend the Termination Date (i) once for up to one year (i.e., up to December , 2034), and (ii) once for up to an additional six months (i.e., up to June , 2035), in each case upon the affirmative vote of a majority of the Board and without a vote of Common Shareholders. In addition, as of a date within 12 months preceding the Termination Date, the Board may cause the Trust to conduct an Eligible Tender Offer, which is a tender offer by the Trust to all Common Shareholders to purchase Common Shares of the Trust at a price equal to the NAV per Common Share on the expiration date of the tender offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the limited term structure of the Trust and convert the Trust to a perpetual fund upon the affirmative vote of a majority of the Board and without a vote of Common Shareholders.

The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $ per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

Upon its termination, the Trust will distribute substantially all of its net assets to Common Shareholders, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust, as may be determined by the Board. In anticipation of an Eligible Tender Offer or the Termination Date, the Trust may begin liquidating all or a portion of the Trust’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During such period(s), the Trust’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation or an Eligible Tender Offer. Rather than reinvesting the proceeds of matured, called or sold securities in accordance with the investment program described above, the Trust may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. The Trust’s distributions during the wind-down period may decrease, and such distributions may include a return of capital. The Trust may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. It is expected that Common Shareholders will receive cash in any liquidating distribution from the Trust, regardless of their participation in the Trust’s Dividend Reinvestment Plan. However, if on the Termination Date the Trust owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. Common Shareholders generally will realize capital gain or loss upon the termination of the Trust in an amount equal to the difference between the amount of cash or other property received by the Common Shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the Common Shareholder’s adjusted tax basis in the Common Shares of the Trust for U.S. federal income tax purposes.

In determining whether to extend the Termination Date, the Board may consider, for example, the Trust’s inability to sell its assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board may determine that market conditions are such that it is reasonable to believe that, with an extension, the Trust’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Trust.

The Board may cause the Trust to conduct an Eligible Tender Offer. An Eligible Tender Offer would consist of a tender offer to all Common Shareholders to purchase Common Shares of the Trust at a price equal to the NAV per Common Share on the expiration date of the tender offer, which shall be as of a date within 12 months preceding the Termination Date. In an Eligible Tender Offer, the Trust will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Trust’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date.

If the number of properly tendered Common Shares would result in the Trust’s net assets equaling or totaling greater than the Termination Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Trust pursuant to the terms of the Eligible Tender Offer. The Trust’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. In addition, the Trust would continue to be subject to its obligations with respect to its issued and outstanding preferred stock or debt securities, if any. See “Principal Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.” Following the completion of an Eligible Tender Offer, the Board may eliminate the limited term structure of the Trust upon the affirmative vote of a majority of the Board and without the approval of Common Shareholders. In making a decision to do so to provide for the Trust’s perpetual existence, the Board will take such actions with respect to the continued operations of the Trust as it deems to be in the best interests of the Trust, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in recommending to the Board that the limited term structure be eliminated and the Trust have a perpetual existence (or that the Termination Date be extended). The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share.

An Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Exchange Act and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act or successor rules to the same general effect). The repurchase of tendered Common Shares by the Trust in a tender offer would be a taxable event to Common Shareholders. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Trust and its Common Shareholders.

An Eligible Tender Offer may be commenced upon approval of a majority of the Board, without a vote of Common Shareholders. The Trust is not required to conduct an Eligible Tender Offer. If no Eligible Tender Offer is conducted, the Trust will liquidate on or before the Termination Date (subject to extension as described above), unless the limited term provisions of the Articles of Incorporation are amended with the vote of Common Shareholders, as described above. See “Summary of the Declaration of Trust.”

U.S. federal income tax matters

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of common shares of the Trust. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks or other financial institutions, insurance companies, dealers in securities or foreign currencies, traders in securities that have elected to mark-to-market their securities holdings, foreign holders, persons who hold their shares as or in a hedge against currency risk, or as part of a constructive sale, straddle or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively, which could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors before making an investment in the Trust to determine the specific tax consequences to them of investing in the Trust, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

The Trust intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. If the Trust qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Trust will be relieved of U.S. federal income tax on any income of the Trust, including long-term capital gains, distributed to shareholders. However, if the Trust retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%) on the amount retained. The Trust intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Trust will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Trust’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Trust’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Trust paid no federal income tax. The Trust generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Trust may also decide to distribute less and pay the federal excise taxes.

If, for any taxable year, the Trust did not qualify as a RIC for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its shareholders would not be deductible by the Trust in computing its taxable income. In such event, the Trust’s distributions, to the extent derived from the Trust’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

A Common Shareholder will have all dividends and distributions automatically reinvested in shares of common stock of the Trust (unless the shareholder “opts out” of the Plan). For shareholders subject to U.S. federal income tax, Trust dividends that are not “exempt-interest” dividends will generally be taxable regardless of whether the shareholder takes them in cash or they are reinvested in additional shares of the Trust. Distributions of the Trust’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable as ordinary income to the extent of the Trust’s current and accumulated earnings and profits. A portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” currently available to noncorporate shareholders under Section 1(h)(11) of the Code, provided certain holding period and other requirements are met at both the Trust and shareholder levels.

Distributions of net capital gain, if any, that are properly reported by the Trust are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Trust. If the Trust received dividends from other investment companies that qualify as a RIC, and the other investment companies designate such dividends as qualified dividend income or as eligible for the dividends received deduction, then the Trust is permitted in turn to designate a portion of its distributions as qualified dividend income and/or as eligible for the dividends received deduction, provided the Trust meets holding period and other requirements with respect to shares of the other investment companies.

A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her, or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Trust and reported to shareholders annually. The Trust can provide no assurance regarding the portion of its dividends that will qualify for the dividends received deduction or for qualified dividend income treatment. As long as the Trust qualifies as a RIC under the Code, it is not expected that any significant part of its distributions to Common Shareholders from its investments will so qualify.

The Trust intends to distribute all realized net capital gains, if any, at least annually. If, however, the Trust were to retain any net capital gain, the Trust may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Trust on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Trust will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Any dividend declared by the Trust in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Trust and received by shareholders on December 31 of the calendar year in which it is declared.

If a shareholder’s distributions are automatically reinvested in additional Common Shares, for U.S. federal income tax purposes, the shareholder will be treated as having received a distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash, unless the distribution is in newly issued shares of the Trust that are trading at or above NAV, in which case the shareholder will be treated as receiving a distribution equal to the fair market value of the stock the shareholder receives.

Certain of the investment practices of the Trust are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, (vi) produce income that will not be qualifying income for purposes of the 90% income test and (vii) adversely alter the intended characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Trust will monitor its investments and transactions and may make certain federal income tax elections where applicable in order to mitigate the effect of these provisions, if possible.

Investments in distressed debt obligations that are at risk of or in default may present special federal income tax issues for the Trust. The federal income tax consequences to a holder of such securities are not entirely certain. If the Trust’s characterization of such investments were successfully challenged by the IRS or the IRS issues guidance regarding investments in such securities, it may affect whether the Trust has made sufficient distributions or otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes.

The Trust may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Sales, exchanges and other dispositions of the Trust’s shares generally are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Trust’s shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the shareholder’s holding period for the shares is more than one year and short-term if it is one year or less. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Additionally, any loss realized by a shareholder of the Trust upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The ability to deduct capital losses may be limited. In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Trust and net gains from redemptions or other taxable dispositions of Trust shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Trust is required in certain circumstances to backup withhold at a current rate of 24% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Trust’s shares paid to certain holders of the Trust’s shares who do not furnish the Trust with their correct social security number or other taxpayer identification number and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

This Prospectus does not address the U.S. federal income tax consequences to a non-U.S. shareholder of an investment in common stock. Non-U.S. shareholders should consult their tax advisors concerning the tax consequences of ownership of shares of the Trust, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of its non-U.S. status).

A separate U.S. withholding tax may apply in the case of distributions to (i) certain non-U.S. financial institutions that have not agreed to collect and disclose certain account holder information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations thereunder currently in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the federal income tax rules applicable to the Trust can be found in the SAI, which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes (including the alternative minimum tax consequences) before making an investment in the Trust.

Underwriters

The underwriters named below (the “Underwriters”), acting through            ,             have severally and not jointly agreed, subject to the terms and conditions of an underwriting agreement with the Trust and the Adviser (the “Underwriting Agreement”), to purchase from the Trust the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares

Total:

If an Underwriter fails to purchase the Common Shares it has agreed to purchase, the Underwriting Agreement provides that one or more substitute underwriters may be found, the purchase commitments of the remaining Underwriters may be increased or the Underwriting Agreement may be terminated.

The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional             Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions.

Investors purchasing Common Shares in this offering will not be charged a sales load. The Representatives have advised the Trust that the Underwriters may pay up to $            per Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $            per Share to certain other dealers who sell Common Shares.

Investors must pay for any Common Shares purchased on or before .

The Adviser, and not the Trust, will pay all organizational expenses of the Trust and all offering costs associated with this offering. The Trust is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Trust. Consequently, the offering price for the Common Shares was determined by negotiation among the Trust and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Trust’s Common Shares are expected to be listed on the NASDAQ under the trading or ticker symbol “TSIO,” subject to notice of issuance.

The minimum investment requirement is    Common Shares.

The Trust and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Trust has agreed not to offer, sell or register with the SEC any additional equity securities of the Trust, other than issuances (1) of Common Shares hereby, (2) of Preferred Shares or (3) pursuant to the Trust’s Dividend Reinvestment Plan, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering in each case in accordance with Regulation M under the Exchange Act. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of the Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make “naked” short sales of the Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering.

Stabilizing transactions consist of certain bids or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions and have therefore not been effectively placed by such syndicate member.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the Common Shares. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NASDAQ or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Trust anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Trust’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

ADDITIONAL UNDERWRITER COMPENSATION

The Adviser (and not the Trust) has agreed to pay, from its own assets, additional compensation of $            to the Underwriters in connection with this offering, which amount will not exceed            % of the total public offering price of the shares sold in this offering.

The Adviser (and not the Trust) has agreed to pay to each of            , and            from the Adviser’s own assets, a structuring fee for advice relating to the structure, design and organization of the Trust and/or for services related to the sale and distribution of the Trust’s Common Shares in the amount of $            , $            and $            , respectively. If the over-allotment option is not exercised, the fee paid to each of            ,            and            will not exceed            %,            %, and            %, respectively, of the total public offering price of the Common Shares sold in this offering. If the over-allotment option is exercised in full, the fee paid to each of            ,            and            will not exceed            %,            %, and            %, respectively, of the total public offering price of the Common Shares sold in this offering.

The sum of all compensation to the Underwriters,            and            in connection with this public offering of Common Shares, including the structuring fees, sales incentive fees, if any, and all forms of additional payments to the Underwriters,            and            and certain other expenses, will not exceed            % of the total public offering price of the Common Shares sold in this offering.

Administrator, transfer agent, dividend disbursing agent and custodian

Administrative services are provided to the Trust under an Administrative Services Agreement between the Trust and Thornburg (the “Administrative Services Agreement”), which specifies that Thornburg will administer, supervise, perform or direct certain administrative services necessary or desirable for the operations of the Trust. The Trust pays Thornburg for the services it provides as administrator its pro rata portion of a fee computed as an annual percentage of the aggregate average daily Managed Assets of the Trust and each series of Thornburg Investment Trust at the rates set forth in the table below:

Managed Assets	Percentage Rate

%
%
%
%

State Street, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, will serve as the Trust’s accountant, custodian and will maintain custody of the securities and cash of the Trust. For its services, State Street will receive a monthly fee based upon, among other things, the average value of the net assets of the Trust, plus certain charges for securities transactions.

Computershare, located at 250 Royall Street, Canton, MA 02021, will serve as the Trust’s transfer agent, registrar, Plan Administrator and dividend disbursing agent.

Reports to shareholders

The Trust will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Trust anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Legal matters

Certain legal matters in connection with the Common Shares will be passed upon for the Trust by Faegre Drinker Biddle & Reath LLP.

Control persons

The Adviser has purchased            Common Shares of the Trust to satisfy the Trust’s net worth requirements under Section 14(a) of the 1940 Act, and therefore the Adviser owns 100% of the Trust’s outstanding Common Shares. The Adviser may be deemed to control the Trust until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

Additional information

The Trust will be subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. The SEC maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Trust (when available), that file electronically with the SEC.

This Prospectus constitutes part of a Registration Statement filed by the Trust with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Trust and the Common Shares offered hereby. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (http://www.sec.gov).

Shares

Thornburg Strategic Income Opportunities Trust

Common Stock

$         per Share

PROSPECTUS

    , 2022

Until     (25 days after the date of this Prospectus), all dealers that buy, sell or trade the shares of common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

Subject to Completion, Dated December 21, 2022

Thornburg Strategic Income Opportunities Trust

Statement of Additional Information

Thornburg Strategic Income Opportunities Trust (the “Trust”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a newly organized, diversified, closed-end management investment company. The Trust’s investment objective is to provide current income and additional total return. Thornburg Investment Management, Inc., the investment adviser of the Trust (“Thornburg” or the “Adviser”), will attempt to achieve the Trust’s investment objective by allocating the Trust’s assets among the following investment opportunities: global debt and global equity. See “Investment Objective, Strategy and Policies—Principal Investment Strategy” in the Prospectus (as defined below). There is no assurance that the Trust will achieve its investment objective.

This Statement of Additional Information (“SAI”) relating to the shares of common stock of the Trust (the “Common Shares”) is not a prospectus, but should be read in conjunction with the prospectus for the Trust dated (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Prospectus may be obtained without charge by calling the Trust at 1-800-847-0200.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”), Washington, D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                     .

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Trust’s investment policies are not fundamental and may be changed without a vote of Common Shareholders. There can be no assurance the Trust’s investment objective will be met.

Any investment restrictions herein that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Trust. However, the asset coverage requirement applicable to borrowings will be maintained as required under the 1940 Act.

As a matter of fundamental policy, the Trust will not:

(1) with respect to 75% of its total assets, purchase any securities (other than Government securities (as defined in the 1940 Act) and securities issued by other investment companies), if, as a result, more than 5% of the Trust’s total assets would then be invested in securities of any single issuer or if, as a result, the Trust would hold more than 10% of the outstanding voting securities of any single issuer;

(2) borrow money, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations;

(3) issue senior securities, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations;

(4) purchase any security if, as a result, 25% or more of the Trust’s total assets (taken at current value) would be invested in any single industry or group of industries;

(5) engage in the business of underwriting securities issued by others, except to the extent that the Trust may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(6) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Trust reserves freedom of action to hold and to sell real estate acquired as a result of the Trust’s ownership of securities;

(7) purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Trust from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations, or pursuant to an exemption or other relief applicable to the Trust from the provisions of the 1940 Act, as amended from time to time; or

(8) make loans, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations, or except as may be permitted by exemptive orders granted under the 1940 Act.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Trust which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Trust are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Trust.

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Fundamental Investment Restriction (2)

The 1940 Act permits the Trust to borrow money in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Trust may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions.

Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. For more information on leverage and the risks relating thereto, see “Principal Risks—Structural Risks—Leverage Risks” in the Prospectus.

Fundamental Investment Restriction (3)

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, the purchase of securities on margin or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate assets or otherwise cover obligations. To the extent the Trust covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security” by the Trust and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Trust (or, as the case may be, the 200% asset coverage requirement applicable to preferred stock issued by the Trust).

Under the 1940 Act, the issuance by the Trust of a senior security representing indebtedness is subject to a requirement that provision is made that, (i) if on the last business day of each of 12 consecutive calendar months the asset coverage with respect to the senior security is less than 100%, the holders of such securities voting as a class shall be entitled to elect at least a majority of the Board with such voting right to continue until the asset coverage for such class of senior security is at least 110% on the last business day of each of 3 consecutive calendar months or, (ii) if on the last business day of each of 24 consecutive calendar months the asset coverage for such class of senior security is less than 100%, an event of default shall be deemed to have occurred.

As of August 19, 2022, the Trust is subject to newly adopted Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Fundamental Investment Restriction (4)

In determining whether an issuer should be classified in a particular industry for purposes of restriction number 4 above, Thornburg may rely on its own analysis of the issuer or on available third party industry classifications. Although the Trust’s investments in underlying funds are not deemed to be investments in a particular industry, to the extent that the Trust is aware of the investments held by the underlying funds, the Trust will consider such information when determining compliance with fundamental investment restriction (4). To the extent the Trust invests in private activity municipal debt securities, it will look through a private activity municipal debt security whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity in order to determine the industry to which the investment should be allocated when determining the Trust’s compliance with its concentration policy. The Fund defines an industry or group of industries by reference to Standard & Poor’s Global Industry Classification Standard codes for industry classifications. Securities of the U.S. Government and its agencies and instrumentalities are not considered to represent industries for this purpose.

Fundamental Investment Restriction (7)

The ability of the Trust to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable the Trust to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

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Fundamental Investment Restriction (8)

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

INVESTMENT POLICIES AND TECHNIQUES

The following describes certain investment practices and techniques in which the Trust may engage, and certain of the risks associated with such practices and techniques, and includes a discussion of the spectrum of investments that the Adviser in its discretion may, but are not required to, use in managing the Trust’s assets. The following descriptions supplement the descriptions of the investment objective, policies, strategies and risks as set forth in the Prospectus.

Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Trust but, to the extent employed, could from time to time have a material impact on the Trust’s performance.

Fixed Income. Fixed income investments include bonds, debt securities and income-producing instruments of any kind issued by governmental or private-sector entities as well as securitized U.S. and foreign fixed income instruments. The Trust’s fixed income investments may be sourced in the primary and secondary markets. Most fixed income investments consist of a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The Trust may invest in a wide variety of fixed income instruments of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities and other issuers, including taxable, tax-exempt and tax-advantaged municipal securities. Fixed income investments may include, among other things, fixed or variable/ floating-rate debt obligations, including bills, notes, bonds, debentures, money market instruments and similar instruments and securities. Fixed income investments generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some fixed income investments are “perpetual” in that they have no maturity date. The Trust may invest in securities that lack an established trading market and may be illiquid.

The Trust may invest in corporate debt securities of U.S. issuers and foreign issuers, and/or it may hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the investor participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Equity Securities. Equity securities consist of common stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. The Trust may invest in equity securities of companies with any market capitalization, including small, medium and large capitalizations. The Trust may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies. Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and NAV of the Trust will fluctuate. Securities in the Trust’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long

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periods of time. Although profits in some other investment company holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Emerging Markets Securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Trust. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may negatively affect the Trust.

Investments in emerging markets may be considered speculative. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Further, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. In addition, the Trust may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for securities in such markets may not be readily available.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability (including amplified risk of war and terrorism), (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Trust to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Loans, Assignments and Participations. The Trust may acquire or invest in loans made by others. The Trust may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Trust may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower, by means of an assignment or a participation. In an assignment, the Trust assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Trust assumes the position of a co-lender with other syndicate members. As an alternative, the Trust may purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Trust will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of a participation, the value of the Trust’s loan investment will depend at least in part on the credit standing of the assigning or participating institution. The loans in which the Trust may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any

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quality, including “distressed” loans. The Trust may gain exposure to loans and related investments through the use of total and excess return swaps and/or other derivative instruments. The Trust may also gain exposure to these instruments through pooled investment vehicles, including some which may be sponsored or advised by the Adviser or its related parties (see “Derivatives”).

Many loans are made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, which may include the Agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, the Trust has direct recourse against the borrower, the Trust may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

The Trust’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or may be difficult to liquidate. In addition, the Trust’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Trust to receive scheduled interest or principal payments on a loan would adversely affect the income of the Trust and would likely reduce the value of its assets, which would be reflected in a reduction in the Trust’s NAV. Loans that are fully secured offer the Trust more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Trust bears a substantial risk of losing the entire amount invested.

Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Trust will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loans in which the Trust may invest may not be rated by independent credit rating agencies, a decision by the Trust to invest in a particular loan may depend heavily on the Adviser’s or the original lending institution’s credit analysis of the borrower.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means the Trust may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Trust’s NAV than if that value were based on available market quotations, and could result in significant variations in the Trust’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of the Trust’s investments by reference to, among other things, market conditions and contractual provisions. Assignments and participations are generally not registered under the Securities Act, and thus investments in them may be less liquid or illiquid.

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Lender liability may be founded upon the premise that an institutional lender has violated a duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. In addition, courts have in some cases applied the doctrine of equitable subordination to subordinate the claim of a lending institution against a borrower to claims of other creditors of the borrower when the lending institution is found to have engaged in unfair, inequitable, or fraudulent conduct.

From time to time, loans or assignment or participation interests therein acquired by the Trust, or to which the Trust may have direct or indirect investment exposure, will at the time of their acquisition be, or may become after acquisition, non-performing for a wide variety of reasons. Non-performing loans include mortgages where the borrower is in default or is or has been delinquent as to the payment of interest and/or principal, including, potentially, for a significant period of time. Such non-performing loans could require a substantial amount of workout negotiations and/or restructuring, which could entail, among other things, a substantial reduction in the interest rate and a substantial write down of the principal of such loans. Even if a restructuring were successfully accomplished, a risk exists that upon maturity of such a loan, replacement “takeout” financing will not be available.

There may be instances in which the Trust invests in covenant-lite loans, which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Trust in a covenant-lite loan may potentially hinder the Trust’s ability to reprice credit risk associated with the issuer and reduce the Trust’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Trust’s exposure to losses may be increased, which could result in an adverse impact on the Trust.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, purchasers of such instruments may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.

It is the position of the SEC that, in the case of loan participations or assignments where a bank or other lending institution serves as a financial intermediary between the Trust and the corporate borrower, if the participation does not shift to the Trust the direct debtorcreditor relationship with the borrower, the Trust should treat both the lending bank or other lending institution and the borrower as “issuers.” In such circumstances, the Trust will treat the lending bank or other lending institution and the borrower as an issuer for purposes of determining whether the Trust has concentrated in a particular industry. If and to the extent the Trust treats a financial intermediary as an issuer of indebtedness, the Trust may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Economic exposure to loan interests through the use of derivative transactions, including, among others, total and excess return swaps, may involve greater risks than if the Trust had invested in the loan interest directly during a primary distribution or through assignments of, or participations in, a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

Below Investment Grade Securities. Below investment grade securities, which are commonly referred to as “leveraged loans”, “junk” or “high yield” securities, are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, below investment grade securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the fund would experience a decrease in income and a decline in the market value of its investments. The Trust also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although certain below investment grade securities may be less sensitive to interest rate changes than investment grade securities, below investment grade securities generally are more sensitive to short-term corporate, economic and market developments.

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During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, lower-rated securities may be required to be sold at substantial losses or retained indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of below investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular below investment grade security.

New Legislation. Future legislation may have a possible negative impact on the market for below investment grade securities.

Municipal Securities. The Trust may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies or instrumentalities. The Trust may invest in various municipal securities, municipal bonds and municipal notes, securities issued to finance and refinance public projects and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects, such as roads, schools, and water supply systems. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Trust may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships, or other investment companies.

Taxable Municipal Securities. The Trust may invest in taxable municipal securities, which primarily consist of Build America Bonds (“BABs”). BABs are taxable municipal obligations issued pursuant to legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid. Enacted in February 2009, the American Recovery and Reinvestment Act of 2009 (the “ARRA”) authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive payments from the U.S. Treasury with respect to the bonds’ interest payments (“direct pay” BABs) or (ii) provide tax credits to investors in the bonds (“tax credit” BABs). BABs offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. BABs can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Unlike most other municipal obligations, interest received on BABs is subject to federal and state income tax. Under the terms of the ARRA, issuers of direct pay BABs are entitled to receive payments from the U.S. Treasury over the life of the bond equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid and investors in tax credit BABs can receive a federal tax credit of 35% of the coupon interest received.

The federal interest subsidy or tax credit continues for the life of the bonds. The Trust may invest in direct pay BABs or tax credit BABs. Pursuant to the ARRA, the issuance of BABs was discontinued on December 31, 2010.

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Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 reduced the federal subsidy for BABs and other subsidized taxable municipal bonds. The reduced federal subsidy has been extended through 2024. The subsidy payments were reduced by 6.6% in 2018 and 6.2% in 2019. The Trust cannot predict future reductions in the federal subsidy for BABs and other subsidized taxable municipal bonds.

Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Securities. Preferred securities pay fixed or floating dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

Business Development Companies. Business development companies (“BDCs”) are a type of closed-end investment company regulated under the 1940 Act. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code.

Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Private BDCs are illiquid investments, and there is no guarantee the Trust will be able to liquidate or sell its private BDC investments.

Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

Risks faced by BDC’s include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. The Trust’s investments in BDC’s are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk. Please see “Exchange-Traded Funds and Other Investment Companies” below for additional information.

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Exchange-Traded Funds and Other Investment Companies. The Trust may invest in shares of both open- or closed-end investment companies (including money market funds, single country funds, and ETFs of any kind) and trusts, limited partnerships, limited liability companies or other forms of business organizations, including other pooled investments. Investing in another pooled vehicle exposes the Trust to all the risks of that pooled vehicle.

As the shareholder of another investment company, the Trust would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses the Trust pays in connection with its own operations. The Trust’s investments in other investment companies may be limited by applicable law. It is possible that, under certain circumstances, the Trust may be prevented by applicable law from investing in other investment companies when doing so may otherwise be the most efficient way for the Trust to obtain exposure to a portfolio of debt securities.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Trust to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which the Trust may invest are exchange-traded funds (“ETFs”). Index ETFs are open-end management investment companies that seek to provide investment results that correspond generally to the price and yield performance of a specified index (Index Fund). Individual investments in ETFs generally are not redeemable. However, large quantities of ETF shares known as “Creation Units” are redeemable from the ETF. The liquidity of smaller holdings of ETF shares will depend upon the existence of a secondary market.

Disruptions in the markets for the securities held by ETFs or other investment companies purchased or sold by the Trust could result in losses on investments in ETFs or other investment companies. ETFs also carry the risk that the price the Trust pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which the Trust may invest may be leveraged, which would increase the volatility of the value of the Trust’s Common Shares.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits. These regulatory changes may adversely impact the Trust’s investment strategies and operations.

Real Estate Investment Trusts. The Trust may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Trust will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related investments. Along with the risks common to different

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types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.

The Trust’s investment in a REIT may result in the Trust making distributions that constitute a return of capital to Trust shareholders for federal income tax purposes. In addition, distributions attributable to REITs made by the Trust to Trust shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income. Certain distributions made by the Trust attributable to dividends received by the Trust from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders. If the Trust receives qualified REIT dividends it is allowed to pass them through to Trust shareholders in the form of section 199A dividends. To the extent that the Trust designates dividends it pays to its shareholders as section 199A dividends such shareholder may be eligible for a 20% deduction with respect to such dividends.

Investments in REITs or real-estate linked derivative instruments include the risks associated with owning real estate and the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. REITs may default on obligations or go bankrupt. Shareholders bear not only their proportionate share of the Trust’s expenses, but also, indirectly, similar expenses of REITs held by the Trust. Investments in REITs could cause the Trust to recognize income in excess of cash received, and in order to make distributions, the Trust may be required to sell portfolio securities.

Derivatives. The Trust may utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing return. These strategies may be executed through the use of derivative contracts. The other investment companies may also utilize derivative contracts and are thus subject to the same risks described below.

In the course of pursuing these investment strategies, the Trust may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars, (collectively, all the above are called “Derivative Transactions”). In addition, Derivative Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivative Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Trust’s portfolio resulting from securities markets fluctuations, to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Trust’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Derivative Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Derivative Transaction is a function of numerous variables including market conditions. The ability of the Trust to utilize these Derivative Transactions successfully will depend on the

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Adviser’s ability to predict pertinent market movements, which cannot be assured. The Trust’s use of Derivative Transactions may also be limited by the requirements of the Code for qualification as a regulated investment company for U.S. federal income tax purposes. The Trust will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Derivative Transactions will not be used to alter fundamental investment purposes and characteristics of the Trust, and the Trust will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Trust to the extent described in the Prospectus and this SAI. See forthcoming changes to the current asset segregation framework the Trust currently uses as described below under “—Segregation and Cover Requirements.”

Derivative Transactions, including derivative contracts, have risks associated with them, for example, possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Derivative Transactions could result in losses greater than if they had not been used. Use of Derivative Transactions may result in losses to the Trust, force the sale or purchase of portfolio securities at inopportune times or for prices higher than or lower than current market values, limit the amount of appreciation the Trust can realize on its investments or cause the Trust to hold a security it might otherwise sell.

The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Trust creates the possibility that losses on the hedging instrument may be greater than gains in the value of the position the Trust is attempting to hedge. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Trust might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to reduce the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Derivative Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Derivative Transactions had not been utilized.

As of August 19, 2022, the Trust is subject to newly adopted Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivative Transactions involving options require segregation of Trust assets in special accounts, as described below under “—Segregation and Cover Requirements.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Trust’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Trust the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Trust’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Trust against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC Options”). Exchange listed options are issued by a

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regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Trust’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Trust will only sell OTC options that are subject to a buy-back provision permitting the Trust to require the Counterparty to sell the option back to the Trust at a formula price within seven days. The Trust expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with the Trust or fails to make a cash settlement payment due in accordance with the terms of that option, the Trust will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser as applicable, must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Trust will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of “A-1” from S&P Global Ratings (“S&P”) or “P-1” from Moody’s Investor Services, Inc. (“Moody’s”) or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency options, are determined to be of equivalent credit quality by the Adviser, as applicable. The staff of the SEC currently takes the position that OTC options purchased by the Trust, and portfolio securities “covering” the amount of the Trust’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.

If the Trust sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Trust’s income. The sale of put options can also provide income.

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The Trust may purchase and sell call options on securities including U.S. Treasury and agency securities, corporate debt securities and equity securities (including convertible securities) that are traded on U.S. securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by the Trust must be “covered” (i.e., the Trust must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. However, see forthcoming changes to the current asset segregation framework the Trust currently uses as described below under “Segregation and Cover Requirements.” Even though the Trust will receive the option premium to help protect it against loss, a call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Trust to hold a security or instrument which it might otherwise have sold.

The Trust may purchase and sell put options on securities including U.S. Treasury and agency securities, corporate debt securities and equity securities (including convertible securities), whether or not it holds the above securities in its portfolio, and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Trust may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Trust may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes or to enhance returns. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Trust, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Typically, maintaining a futures contract or selling an option thereon requires the Trust to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Trust. If the Trust exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Trust also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Swaps, Caps, Floors and Collars. Among the Derivative Transactions into which the Trust may enter are interest rate, index and other swaps and the purchase or sale of related caps, floors and collars. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust will not sell interest rate caps or floors where it

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does not own securities or other instruments providing the income stream the Trust may be obligated to pay. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Trust will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Trust will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Trust believes such obligations do not, as of the date of this statement of additional information, constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. However, as of August 19, 2022, the Trust is subject to newly adopted Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. See “Restrictions on the Use of Derivatives and Other Transactions” in the Prospectus for additional information. If there is a default by the Counterparty, the Trust may have contractual remedies pursuant to the agreements related to the transaction.

Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purposes. As a result, the counterparty risk is now shifted from bilateral risk between the parties to the individual credit risk of the central clearing counterparty. Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be mandatorily cleared in the future. The counterparty risk for cleared derivatives is generally expected to be lower than for uncleared over-the-counter derivative transactions as each party to a transaction looks only to the central clearing house for performance of obligations under the transaction. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the fund or that the fund’s use of swaps will be advantageous.

Credit Default Swap Agreements. The Trust may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Trust may be either the buyer or seller in a credit default swap transaction. If the Trust is a buyer and no event of default occurs, the Trust will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Trust (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Trust receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swap transactions involve greater risks than if the Trust had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks, each as further described below. Moreover, if the Trust is a buyer, it will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Trust. When the Trust acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full

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notional value of the reference obligation. Accordingly, when the Trust acts as a seller of a credit default swap agreement, it will segregate assets equal to the full notional amount of the reference obligation. However, as of August 19, 2022, the Trust is subject to newly adopted Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. See “Restrictions on the Use of Derivatives and Other Transactions” in the Prospectus for additional information.

A credit default index swap is a swap on an index of credit default swaps. Credit default index swaps allow an investor to manage credit risk or to take a position on a basket of credit default swaps (or other instruments) in a more efficient manner than transacting in single name credit default swaps. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument, but may involve a formula that multiplies the effect of certain aspects of the performance of that instrument, so that the performance of the derivative is more or less volatile than that of the underlying instrument, but may involve a formula that multiplies the effect of certain aspects of the performance of that instrument, so that the performance of the derivative is more or less volatile than that of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will move in the same direction as the value of the structured note at maturity or of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

Commodity-Linked Derivatives. The Trust may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as “commodity-linked” or “index-linked” notes. These instruments are sometimes referred to as “structured notes” because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as the Trust.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Trust economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the Trust may receive more or less principal than it originally invested. The Trust might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Structured notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation, which may provide the Trust with a desired degree of diversity. Of course, there can be no guarantee that the Trust’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, the Trust will receive at maturity the greater of the par value of the note or the increase in value

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of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Adviser’s decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of the Trust to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked derivatives are generally hybrid instruments which are excluded from regulation under the Commodity Exchange Act (the “CEA”) and the rules thereunder. Additionally, from time to time the Trust may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

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Combined Transactions. The Trust may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Derivative Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Trust to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objectives.

Regulation as a “Commodity Pool.” CFTC Rule 4.5 requires operators of registered investment companies to either limit such investment companies’ use of futures, options on futures and swaps or register as a commodity pool operator (“CPO”) and submit to dual regulation by the CFTC and the SEC. In order to be able to comply with the exclusion from the CPO definition pursuant to CFTC Rule 4.5 with respect to the Trust, the Adviser must limit the Trust’s transactions in commodity futures, commodity option contracts and swaps for non-hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-hedging commodities positions to not more than 5% of the liquidation value of the Trust’s portfolio after taking into account unrealized profits and losses on any such contract or (b) limiting the aggregate net notional value of non-hedging commodities positions to not more than 100% of the liquidation value of the Trust’s portfolio after taking into account unrealized profits and losses on such positions. In the event that the

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Trust’s investments in such instruments exceed such thresholds, the Adviser would no longer be excluded from the CPO definition and may be required to register as a CPO. In the event the Adviser is required to register as a CPO, as applicable, it will become subject to additional recordkeeping and reporting requirements with respect to the Trust. The Adviser intends to claim an exclusion from the definition of a CPO with respect to the Trust under the amended rules. The Trust reserves the right to engage in transactions involving futures, options thereon and swaps in accordance with the Trust’s policies. The Trust does not anticipate that it will invest in commodity futures, commodity options contracts and swaps to an extent or in a manner that would require the Adviser to register as a CPO (as applicable) in connection with their management of the Trust.

Credit-Linked Notes. A credit-linked note (“CLN”) is a type of derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Distressed and Defaulted Securities. Defaulted securities risk refers to the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in emerging market countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk.

Private Debt Investments. Private debt is a common term for loans and similar investments typically made in private companies that are generally negotiated directly with the borrower. Private debt investments may be structured using a range of financial instruments, for example, first and second lien senior secured loans, unitranche debt, unsecured debt, and structurally subordinated instruments. The Trust’s private debt investments may be rated below investment grade by rating agencies or would be rated below investment grade if they were rated.

Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as credit card and automobile finance receivables, student loans, consumer loans, installment loan contracts, home equity loans, mobile home loans, boat loans, business and small business loans, project finance loans, airplane leases, and leases of various other types of real and personal property (including those relating to railcars, containers, or telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), and other non-mortgage-related income streams, such as income from renewable energy projects and franchise rights. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Trust may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Trust may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities.

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Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Trust may not be able to realize the rate of return it expected.

Adjustable rate mortgages (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The Trust may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

In considering an investment for the Trust in mortgage-backed securities, the Adviser will consider a number of factors with respect to the underlying mortgages. These include, but are not limited to, (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien—Jumbo Prime, First Lien—Alt-A, First Lien—Subprime, First Lien—Pay-Option, or Second Lien; for commercial: Conduit, Large Loan, or Single Asset/Single Borrower (“SASB”)); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause mortgage-backed securities to have differing risk factors and performance characteristics.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Trust.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation the

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common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae (also known as “Fannie Mae”) are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Freddie Mac Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. The Trust may also invest in bonds, including unguaranteed mezzanine bonds and subordinate bonds, securitized through Freddie Mac’s “K-Deal” program, which securitizes mortgage loans backed by multi-family apartment properties. Such bonds are also not backed by the full faith and credit of the U.S. Government.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Trust’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities. POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Trust’s ability to buy or sell those securities at any particular time.

Subprime loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans or other types of loans made to more creditworthy borrowers. Therefore, the values of asset-backed securities (whether mortgage-backed securities or other types of asset-backed securities) backed by subprime loans involve greater risk of price declines due to the increased risk of default.

The mortgage loans backing the mortgage-backed securities in which the Trust may invest may include re-performing loans (“RPLs”), non-performing loans and non-qualified mortgage (“Non-QM”) loans. RPLs are loans that have previously been delinquent but are current at the time they are securitized. Fannie Mae and Freddie Mac, among others, securitize RPLs. For example, in Fannie Mae’s case, the RPLs securitized are single-family, fixed rate re-performing loans that generally were previously placed in a mortgage-backed security trust with certificates guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e. performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. Fannie Mae may include different loan structures and modification programs in the future. Non-performing loans are mortgage loans where the borrower is in default or is or has been delinquent, for a potentially significant period of time, as to the payment

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of interest and/or principal. Non-QM loans do not comply with the rules of the Consumer Financial Protection Bureau (the “CFPB”) relating to qualified mortgages (“QM”). To qualify as a QM loan under the CFPB’s rules, the loan must meet certain requirements, such as a borrower debt-to-income ratio, being fully-amortizing, and limits on loan fees. Non-QM loans do not comply with at least one of these requirements.

In addition to investing in mortgage-backed securities that are backed by mortgage loans themselves, the Trust may invest in securities that are backed by mortgage servicing rights (“MSRs”), including normal MSRs and excess MSRs. Normal MSRs refer to the contractual right to cash flows payable to the mortgage servicer of a pool of mortgage loans for their ongoing administrative duties to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities. Excess MSRs are the rights to any amount of cash flows in excess of normal MSRs.

The Trust may pledge asset-backed securities, commercial mortgage-backed securities and collateral loan obligations that are backed by certain types of assets and are rated in the highest investment-grade rating category as collateral for non-recourse loans under the Term Asset-Backed Securities Loan Facility (“TALF”), a joint program created by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (the “New York Fed”). Under the TALF Program, the New York Fed may provide loans to the Trust to purchase certain investment-grade, asset-backed securities backed by, among other assets, automobile loans, student loans, credit card loans, Small Business Administration-guaranteed small business loans and certain commercial mortgage-backed securities (“TALF Eligible Securities”). Among other requirements, TALF Eligible Securities are limited to U.S. dollar denominated cash asset-backed securities in the highest long-term investment-grade rating (AAA) or, if no long-term rating is available, the highest short-term investment-grade rating category from two eligible NRSROs approved by the New York Fed, and do not have a credit rating below the highest investment-grade rating category from any eligible NRSRO that has been retained by the issuer to provide a credit rating. TALF Eligible Securities that are downgraded or placed on a watch list after the subscription date for a TALF Program loan will remain TALF Eligible Securities for purposes of that loan.

TALF Eligible Securities are subject to the risks associated with investment in fixed income securities, including asset-backed securities, described in the Prospectus and this SAI and may be at greater risk than other fixed income securities held outside of the TALF Program. As with other borrowings for investment purposes, a TALF Program loan will involve the risk of leverage. If the Trust borrows under the TALF Program, then the Trust will segregate liquid assets (in addition to any assets pledged as TALF Eligible Securities) in an amount equal to the Trust’s outstanding principal and any interest due and payable under the TALF Program loan.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage (though certain asset-backed securities, such as equipment trust certificates (“ETCs”) and enhanced equipment trust certificates (“EETCs”), may be structured such that there is a security interest in the underlying asset), asset-backed securities may present certain additional risks that are not commonly present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Similarly, ETCs and EETCs are often secured by different types of equipment.

The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors or the originating alternative lending platforms. For example, the Trust may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer, sponsor or originating alternative lending platform, as applicable. Certain services, sponsors or originating alternative lending platforms may have limited operating histories to evaluate. The insolvency

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of a servicer, sponsor or originating alternative lending platform may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. The Trust also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Trust may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Trust and could cause the Trust’s NAV to decline, potentially significantly. Uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

The Trust may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Consistent with the Trust’s investment objective and policies, the Adviser may also cause the Trust to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

Collateralized Debt Obligation. A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CLOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. This prioritization of the cash flows from a pool of securities among the several tranches of the CLO is a key feature of the CLO structure. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the “equity” tranche). CLOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities.

The Trust may invest in senior, rated tranches as well as mezzanine and subordinated tranches of CLOs. Investment in the subordinated tranche is subject to special risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO because it bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances.

Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid.

Sovereign Debt Obligations. The Trust may invest in sovereign debt, including of emerging market countries. Investors should be aware that certain sovereign debt instruments in which the Trust may invest may involve great risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade by Moody’s, S&P, or Fitch.

Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government-sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development

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and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward principal international lenders such as the International Monetary Fund, and the political and social constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. There is no bankruptcy proceeding through which holders of sovereign debt (including the Trust) may attempt to collect all or a portion of their investment upon a default, which could result in significant losses to the Trust.

The Trust may invest in Brady Bonds, sovereign debt securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Investments in Brady Bonds involve various risks associated with investing in sovereign debt securities and may be subject to restructuring arrangements or to requests for new credit, which may cause the Trust to lose interest or principal on holdings consisting of Brady Bonds.

The Trust’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require the Trust to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

Some of the countries in which the Trust may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future where holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of foreign governments to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social, economic and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Trust’s investments. The countries issuing such instruments may be faced with social and political issues and some of them have experienced high rates of inflation and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental

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programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. There can be no assurance that adverse political changes will not cause the Trust to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations and/or the values of its obligations may decline significantly. If an event of default occurs, the Trust may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws designed to protect and enforce the rights of creditors may not apply to issuers of sovereign debt obligations in many jurisdictions, may be substantially different from those applicable to issuers of private debt obligations, and/or may be ineffective in enforcing the Trust’s rights or effecting a recovery on the Trust’s investment. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Trust’s NAV, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Foreign Currencies and Related Transactions. The Trust’s Common Shares are priced in U.S. dollars and the distributions paid by the Trust to Common Shareholders are paid in U.S. dollars. The Trust may take positions in various foreign currencies, including by actual holdings of those currencies and through forward, futures, swap, and option contracts with respect to foreign currencies, for hedging, or as a substitute for actual purchases or sales of the currencies in question; the Trust may also invest without limit in investments denominated in currencies other than the U.S. dollar, including the local currencies of emerging markets. The Trust’s investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. The Trust may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies. For instance, the Trust may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Trust’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Trust is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by the Trust if the value of the hedged currency increases. The Trust may enter into these contracts to hedge against foreign exchange risk arising from the Trust’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Trust will engage in such transactions at any given time or from time to time when they would be beneficial.

The Trust also may use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Trust will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Adviser.

Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by the Trust of portfolio securities concurrently with an agreement by the Trust to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements are speculative techniques involving leverage. Reverse repurchase agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Trust seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Trust may be delayed or prevented from recovering the security that it sold.

The Trust may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Trust sells mortgage-related securities for immediate settlement and simultaneously purchases substantially similar securities for forward

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settlement at a discount. While the Trust begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

Credit Default Swaps. A credit default swap is an agreement between the Trust and a counterparty that enables the Trust to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, the Trust would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or foreign corporate issuer on its debt obligations. In return for its obligation, the Trust would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would keep the stream of payments, and would have no payment obligations to the counterparty. The Trust may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

Certain Interest Rate Transactions. Interest rate swaps involve the exchange by the Trust with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating-rate payments. These transactions generally involve the Trust’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Trust a variable rate payment that is intended to approximate a variable rate payment obligation of the Trust (for example, a variable rate payment obligation on any Preferred Shares issued by the Trust). The payment obligation would be based on the notional amount of the swap. Other forms of interest rate swap agreements in which the Trust may invest include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Trust may use interest rate swap transactions with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. Any termination of an interest rate swap transaction could result in a termination payment by or to the Trust.

Repurchase Agreements. The Trust may enter into repurchase agreements, which may be viewed as a type of secured lending by the Trust, typically involving the acquisition by the Trust of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Trust will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, often not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Trust will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by the Trust to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year.

Lending of Portfolio Securities. The Trust may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby potentially realizing additional income. The risks in lending portfolio

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securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Trust can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, marked-to-market daily. The borrower pays to the Trust an amount equal to any dividends or interest received on securities lent. The Trust retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Trust bears the risk of any loss on the investment of the collateral; any such loss may exceed, potentially by a substantial amount, any profit to the Trust from its securities lending activities. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Trust retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Trust to exercise voting rights on any matters materially affecting the investment. The Trust may also call such loans in order to sell the securities. The Trust may pay fees in connection with arranging loans of its portfolio securities.

U.S. Government Securities. U.S. government securities in which the Trust invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

Like other debt securities, U.S. Government securities are subject to interest rate risk and credit risk. The U.S. Government does not guarantee the NAV or market value of the Trust’s Common Shares. Concerns regarding the U.S. Government’s ability to borrow money or otherwise finance its obligations, including as a result of legislatively-imposed limits on the amount of money it may borrow, could cause the values of U.S. Government securities, including those of the U.S. Government’s agencies and instrumentalities and other government-sponsored enterprises, to decline.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Trust’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Trust and the Trust itself. In the past, the values of U.S. Government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.

Temporary Investments and Defensive Position. During the period where the net proceeds of this offering of Common Shares are being invested or during periods in which the Adviser determines that it is temporarily unable to follow the Trust’s investment strategy or that it

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is impractical to do so, the Trust may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Adviser’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impracticable to do so generally will occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. In such a case, the Trust may not pursue or achieve its investment objective.

Cash and cash equivalents are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association; and (d) the Student Loan Marketing Association. While the U.S. Government typically provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation (“FDIC”) regulations, the maximum insurance payable as to any one certificate of deposit is $250,000, therefore, certificates of deposit purchased by the Trust may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. Pursuant to the Trust’s policies and procedures, the Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because the Trust’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

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(5) The Trust may invest in bankers’ acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6) The Trust may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7) The Trust may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

Borrowing. The Trust may borrow funds and/or issue preferred stock, notes or other debt securities to the extent permitted by the 1940 Act for investment and other purposes, such as for satisfying Common Share repurchase requests (if any) or to otherwise provide the Trust with liquidity. The Trust’s use of leverage may include borrowing through a line of credit with a bank or other financial institution. In addition, the Trust may enter into derivative and other transactions that have the effect of leverage. Under the requirements of the 1940 Act, the Trust, immediately after any borrowing, must have an “asset coverage” of at least 300% (i.e., such indebtedness may not exceed 33-1/3% of the value of the Trust’s total assets including the amount borrowed). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Trust. Under the 1940 Act, the Trust is also not permitted to issue preferred stock unless immediately after such issuance the total asset value of the Trust’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Trust’s total assets).

The use of borrowing and other leverage by the Trust involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Trust’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the Trust’s agreement with its lender, the NAV per Common Share of the Trust will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Trust did not use leverage. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Trust might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The interest that the Trust must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Trust compared with what it would have been without leverage. See “Use of Leverage” and “ Principal Risks—Structural Risk—Leverage Risks” in the Trust’s Prospectus.

Additional Risks of Investing in the Trust

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Trust’s portfolio.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Reinvestment Risk. Reinvestment risk is the risk that income from the Trust’s portfolio will decline if and when the Trust invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or their overall returns.

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Legislation and Regulatory Risks. The Trust is subject to legislation and regulatory risks. On July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted. The Dodd-Frank Act, among other things, grants regulatory authorities such as the CFTC and the SEC broad rulemaking authority to promulgate rules under the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is unclear to what extent these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Trust or investments made by the Trust. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives.

While some rules have been promulgated by the CFTC and the SEC, a number of important rulemakings have not yet been finalized and there can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the returns of the Trust. The implementation of the Dodd-Frank Act could adversely affect the Trust by increasing transaction and/or regulatory compliance costs and may affect the availability, liquidity and cost of entering into derivatives, including potentially limiting or restricting the ability of the Trust to use certain derivatives or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. In addition, greater regulatory scrutiny may increase the Trust’s or the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Trust and the Adviser including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

At any time after the date of this statement of additional information, legislation by U.S. and foreign governments may be enacted that could negatively affect the assets of the Trust or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which the Trust invests. Legislation or regulation may also change the way in which the Trust itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objective.

MANAGEMENT OF THE TRUST

Investment Adviser

Thornburg Investment Management, Inc. (“Thornburg” or the “Adviser”) is a registered investment adviser and an independent, privately-held global investment management firm located at 2300 North Ridgetop Road, Santa Fe, New Mexico that seeks to help investors of all types realize their investment objectives and achieve their financial goals. Thornburg manages active, fundamental investment strategies that seek to capitalize on market inefficiencies, outperform passive portfolios, and adapt to a changing world, markets, and economies and offers a comprehensive set of investment solutions in equity, fixed income, multi-asset and alternative strategies across the global capital markets. Thornburg has broad experience investing client assets across global markets, including serving as investment adviser to open-end funds and a closed-end fund that invest in foreign and emerging market issuers. Subject to internal information barriers and related limitations, the Trust’s investment team has access to the research and perspectives of other Thornburg personnel with specialized expertise in foreign investments. Thornburg clients include investment advisors, family offices, private and public defined benefit plans, defined contribution plans, foundations & endowments, corporations, and insurers. Thornburg Investment Management Ltd., the Adviser’s London-based client service organization, and Thornburg Investment Management (Asia) Ltd. serve the firm’s global set of diverse clients. As of November 30, 2021, Thornburg managed approximately $48.1 billion across mutual funds, separate accounts, institutional pooled funds, and UCITS funds.

Founded in June 1982 by Garrett Thornburg with a vision to be a trusted partner for clients and a respected leader in global asset management, Thornburg seeks to provide differentiated returns through a benchmark agnostic, collaborative team approach. Collaboration is a key element of Thornburg’s investment approach as active managers to capitalize on market dynamics. Thornburg’s investment philosophy is rooted in the belief that valuation inefficiencies exist within markets because security analysis is often structured around benchmark indices and conducted in sector, regional and asset class research silos across the asset management industry. This segmentation creates isolated viewpoints, which fall short of fully understanding a security’s valuation in a broader context. Thornburg’s benchmark agnostic, collaborative investment approach takes advantage of these market inefficiencies by conducting analysis across sectors, regions, and asset classes to discover opportunities for clients. Furthermore, potential opportunities are simultaneously viewed through the portfolio construction framework that considers risk from multiple angles.

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Thornburg is independently owned and has been since the firm’s inception, creating internal alignment and a strong fiduciary focus on behalf of clients. Portfolio manager interests are further aligned through significant employee investment in the company and its investment solutions. By creating internal and external alignment, Thornburg keeps clients at the center of its business and investment strategies. Thornburg’s Santa Fe location keeps the firm away from the groupthink of Wall Street, which allows it to have a differentiated, long-term view and a broader look across the financial landscape.

Investment Advisory Agreement

For its services under the Investment Advisory Agreement, the Trust pays the Adviser a monthly management fee computed at the annual rate of 1.10% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). In addition to the monthly advisory fee, the Trust pays all other costs and expenses of its operations, including, for example, compensation of its trustees (other than those affiliated with the Adviser, who are not compensated by the Trust), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

If the Trust determines to use leverage, the fees paid to the Adviser for investment management services will be higher than if the Trust did not use leverage because the fees paid will be calculated based on Managed Assets, which would include assets attributable to leverage. Because the fees paid to the Adviser are determined on the basis of Managed Assets, this creates a conflict of interest for the Adviser. The Board monitors the Trust’s use of leverage and in doing so monitors this potential conflict.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any act or omission connected with or arising out of any services to be rendered under such agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement.

The Adviser will make available, without additional expense to the Trust, the services of such of its officers, trustees and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its services under the Investment Advisory Agreement, including compensation of and office space for trustees, officers and employees of the Adviser connected with management of the Trust. The Trust will be required to pay brokerage and other expenses of executing the Trust’s portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Investment Advisory Agreement will remain in effect for an initial term ending two years from the effective date of the agreement (unless sooner terminated). The Investment Advisory Agreement shall remain in effect from year to year thereafter if approved annually (i) by a majority of the outstanding voting securities of the Trust or by a vote of the Trust’s Board, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Board who is not party to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Information regarding the Board’s approval of the Investment Advisory Agreement will be available in the Trust’s annual report to Common Shareholders for the period ended                . The Investment Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or upon 60 days’ written notice by the Adviser.

Portfolio Managers

The portfolio managers of the Trust are supported by a 48-person team of Thornburg analysts and financial professionals that have

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worked together for many years and through multiple economic cycles. The individuals listed below are jointly and primarily responsible for the day-to-day management of the Trust. The portfolio managers of the Trust are:

Lon Erickson and has been a portfolio manager of the Trust since its inception. Mr. Erickson joined Thornburg in 2007 and was named a managing director in 2010. Before joining Thornburg, Mr. Erickson worked for nearly 11 years as an analyst for State Farm Insurance in both the Equity and Corporate Bond departments.

Ali Hassan, CFA, FRM is a managing director of Thornburg and has been a portfolio manager of the Trust since its inception. Mr. Hassan joined Thornburg in 2013 as a fixed income analyst, became senior fixed income analyst in 2017 and managing director in 2020. Prior to his joining Thornburg, Mr. Hassan worked at Lone Star Funds, Zeo Capital Advisors, and H.I.G. Capital on distressed credit and turnaround private equity investments. He began his career as a credit analyst in Citigroup’s loan origination and loan workout groups. Mr. Hassan graduated from Stanford University with a BA in economics and a BS in mathematical & computational science.

Christian Hoffmann, CFA is a portfolio manager for Thornburg and has served as a portfolio manager of the Trust since its inception. He joined the firm in 2012 as a fixed income securities analyst and was promoted to associate portfolio manager in 2014, then portfolio manager in 2018, where he manages the Thornburg Strategic Income mutual fund. Prior to joining Thornburg, he served as a senior credit analyst with H.I.G. Capital in Miami, Florida, where he specialized in distressed debt investments and credit driven special situations. Mr. Hoffmann began his career in the investment banking division of Lehman Brothers and later spent several years working on the high yield research desk at Lehman Brothers. Mr. Hoffman graduated cum laude from New York University with a B.A. in economics. He is a CFA charterholder.

Jeff Klingelhofer, CFA is a managing director and head of investments of Thornburg and has been a portfolio manager of the Trust since its inception. Mr. Klingelhofer joined Thornburg in 2010 and was named a managing director in 2015. Mr. Klingelhofer holds an MBA from The University of Chicago’s Booth School of Business and a BA in economics with a minor in business from The University of California at Irvine. Before joining Thornburg, Mr. Klingelhofer worked for four years at PIMCO, where he was responsible for monitoring portfolio leverage and risk tolerances.

Compensation of Portfolio Managers

Thornburg Investment Management, Inc.

Mr. Erickson’s, Ms. Hassan’s, Mr. Hoffmann’s and Mr. Klingelhofer total compensation package includes an annual base salary, annual discretionary bonus, annual discretionary deferred compensation award and company-wide profit sharing. Each portfolio manager currently named in the Prospectus also owns equity shares in the Adviser. The base salary, discretionary bonus, and annual discretionary deferred compensation component are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using benchmarking survey data obtained from compensation consultants. The discretionary annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the Trust; multiple year historical total return of accounts managed by the portfolio manager, including the Trust, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager’s compensation with respect to the Trust and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations.

Portfolio Manager Ownership of Trust Shares

As of the date of the SAI, none of the portfolio managers beneficially owns any equity securities of the Trust.

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Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Trust, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Trust, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Trust. Securities selected for funds or accounts other than the Trust may outperform the securities selected for the Trust. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Trust trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Trust. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although a portfolio manager generally does not trade securities in his or her own personal account, the Adviser and the Trust have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Trust) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Trust’s investment opportunities may also arise when the Trust and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Trust owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or result in the Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Trust’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Trust or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Trust and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Trust.

The Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The other investment companies in which the Trust invests will not include those that are advised by the Adviser or its affiliates.

Other Accounts Managed

As of     , the portfolio managers of the Trust were responsible for the management of the following other accounts (in addition to the Trust):

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Number of Other Accounts Managed and Assets by Account Type As of
Portfolio Manager	Registered Investment Companies (other than the Trust)	Registered Investment Companies Subject to Performance- Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance- Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance- Based Advisory Fees
Lon Erickson	Number: Assets:	Number:	Number: Assets:	Number:	Number: Assets:	Number:
Ali Hassan	Number: Assets:	Number:	Number: Assets:	Number:	Number: Assets:	Number:
Christian Hoffmann	Number: Assets:	Number:	Number: Assets:	Number:	Number: Assets:	Number:
Jeff Klingelhofer	Number: Assets:	Number:	Number: Assets:	Number:	Number: Assets:	Number:

Administrator

Under the Administrative Services Agreement (the “Administration Agreement”), subject to the supervision of the Board, Thornburg is also responsible for providing additional fund accounting and tax services, and providing fund administration and compliance-related services. Thornburg will bear all expenses in connection with the performance of its services under the Administration Agreement, except for certain out-of-pocket expenses described therein. Thornburg will not bear any expenses incurred by the Trust; for example, initial organization and offering expenses; litigation expenses; costs of preferred stock (if any); expenses of conducting repurchase offers for the purpose of repurchasing Trust shares; transfer agency and custodial expenses; taxes; interest; Trust trustees’ fees; compensation and expenses of Trust officers who are not associated with or its affiliates; brokerage fees and commissions; state and federal registration fees; advisory fees; insurance premiums; fidelity bond premiums; Trust legal and audit fees and expenses; costs of maintenance of Trust existence; printing and delivery of materials in connection with meetings of the Trust’s trustees; printing and mailing shareholder reports, offering documents, and proxy materials; securities pricing and data services; and expenses in connection with electronic filings with the SEC.

Codes of Ethics

The Trust, the Adviser, and the distributor for the Adviser and the Trust have adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Trust. The codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

TRUST SERVICE PROVIDERS

Independent Registered Public Accounting Firm

            , has been appointed as the independent registered public accounting firm for the Trust.    audits the financial statements of the Trust and provides other audit, tax and related services. The Statement of Assets and Liabilities of the Trust as of    appearing in this SAI has been audited by    , as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

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Legal Counsel

Faegre Drinker Biddle & Reath LLP serves as legal counsel to the Trust in connection with the offering of Common Shares contemplated by the Prospectus.    serves as legal counsel to the independent trustees of the Trust.

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank & Trust Co. (“State Street”), located at One Lincoln Street, Boston, MA 02111, will serve as the Trust’s accountant, custodian and will maintain custody of the securities and cash of the Trust pursuant to a Custody Agreement. The Custodian may place and maintain custody of the Trust’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder, including rule 17f-5 under the 1940 Act. Under the Custody Agreement, the custodian holds the Trust’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Trust, plus certain charges for securities transactions.

Computershare Shareowner Services LLC (“Computershare”), located at 250 Royall Street, Canton, Massachusetts 02021, will serve as the transfer agent, registrar, dividend reinvestment plan administrator and dividend disbursing agent for the Trust.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Trust by the Adviser pursuant to its authority under the Trust’s investment advisory agreement. Thornburg also is responsible for the placement of transaction orders for other clients for whom it acts as investment adviser.

The Adviser, in effecting purchases and sales of fixed income securities for the account of the Trust, places orders in such a manner as, in the opinion of the Adviser, offers the best available price and most favorable execution of each transaction. Portfolio securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

Similarly, the Adviser places orders for transactions in equity securities in such a manner as, in the opinion of the Adviser, will offer the best available price and most favorable execution of these transactions. In selecting broker dealers, subject to applicable legal requirements, the Adviser considers various relevant factors, including: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer’s execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Trust expenses. Generally, commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.

The Adviser may execute the Trust’s portfolio transactions with broker-dealers who provide research and brokerage services to the Adviser. Such services may include, but are not limited to, provision of market information relating to the security, economy, industries or specific companies; order execution systems; technical and quantitative information about the markets; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services include information and analysis provided electronically through online facilities. The receipt of research from broker-dealers who execute transactions on behalf of the Trust may be useful to the Adviser in rendering investment management services to the Trust. The receipt of such research may not reduce the Adviser’s normal independent research activities; however, it may enable the Adviser to avoid the additional expenses that could be incurred if the Adviser tried to develop comparable information through its own efforts.

The Adviser may pay, or be deemed to pay, to broker-dealers who provide research and brokerage services to the Adviser, commission rates higher than might otherwise be obtainable from other broker-dealers. Thornburg does not attempt to assign a specific dollar value to the research provided in connection with trades for client accounts or to allocate the relative cost or benefit of research or brokerage services. The research and brokerage services may benefit client accounts other than the specific client account(s) for which a trade is

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effected, and some or all of the research or brokerage services received with respect to a specific trade may not be used in connection with the account(s) for which the trade was executed. Some of the described services may be available for purchase by the Adviser on a cash basis.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Trust. This discussion only addresses U.S. federal income tax consequences to U.S. Common Shareholders who hold their Common Shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular Common Shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to Common Shareholders who are subject to special rules, including, without limitation, banks and other financial institutions, insurance companies, dealers in securities or foreign currencies, traders in securities that have elected to mark-to-market their securities holdings, foreign holders, persons who hold their Common Shares as or in a hedge against currency risk, or as part of a constructive sale, straddle or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively, which could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Trust and its Common Shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors before making an investment in the Trust to determine the specific tax consequences to them of investing in the Trust, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

Trust Taxation

The Trust intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to Common Shareholders. If the Trust qualifies as a regulated investment company and distributes to its Common Shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Trust will be relieved of U.S. federal income tax on any income of the Trust, including long-term capital gains, distributed to Common Shareholders. However, if the Trust retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%) on the amount retained. The Trust intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Trust will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Trust’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Trust’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Trust paid no federal income tax. The Trust generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Trust may also decide to distribute less and pay the federal excise taxes.

If for any taxable year the Trust does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Common Shareholders would not be deductible by the Trust in computing its taxable income. In such event, the Trust’s distributions, to the extent derived from the Trust’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally

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would be eligible for the dividends received deduction available to corporate Common Shareholders under Section 243 of the Code, discussed below, and non-corporate Common Shareholders of the Trust generally would be able to treat such distributions as qualified dividend income eligible for reduced rates of U.S. federal income taxation, as discussed below, provided in each case that certain holding period and other requirements are satisfied.

If the Trust invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Trust elects to include market discount in income currently), the Trust must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Trust must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to Common Shareholders to avoid U.S. federal income and excise taxes. Therefore, the Trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Trust may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its stated redemption price at maturity (or its adjusted issue price if it is also an original issue discount bond). If the Trust invests in a market discount bond, it will be required for federal income tax purposes to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Trust elects to include the market discount in income as it accrues.

The Trust may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues. Tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other related issues will be addressed by the Trust when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

The Trust may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Trust from such investments, accelerate recognition of income to the Trust, defer Trust losses and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to Common Shareholders. These provisions may also require the Trust to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Trust to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. In addition, certain Trust investments may produce income that will not be qualifying income for purposes of the 90% income test. The Trust will monitor its investments and transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Trust as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.

The Trust’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts (if any) are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted below, distributions of net short-term capital gain are taxable to Common Shareholders as ordinary income while distributions of net long-term capital gain are generally taxable to Common Shareholders as long-term capital gain, regardless of how long the Common Shareholder has held Common Shares of the Trust.

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The Trust’s entry into an option or certain other contracts (if any) could be treated as the constructive sale of an appreciated financial position, causing the Trust to realize gain, but not loss, on the position.

If the Trust acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Trust could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of equity interests in such companies, even if all income or gain actually received by the Trust is timely distributed to its shareholders. The Trust would not be able to pass through to its shareholders any credit or deduction for such tax. Any gain on the sale of these investments will generally be treated as ordinary income. Elections may be available that would ameliorate some or all of these adverse federal income tax consequences, but any such election could require the Trust to recognize taxable income or gain (which would be subject to the distribution requirements described above) without the concurrent receipt of cash. The Trust may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The Trust may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries (if any), which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Trust’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Trust’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Trust may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the Trust. If the Trust so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Trust, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

If the Trust utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Trust’s ability to make distributions on its common stock until the asset coverage is restored. These limitations could prevent the Trust from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Trust’s qualification as a regulated investment company and/or might subject the Trust to the nondeductible 4% federal excise tax discussed above. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Trust may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Trust and its Common Shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Trust generally will endeavor to avoid restrictions on its ability to distribute dividends.

Shareholder Taxation

Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Trust’s current and accumulated earnings and profits. Distributions of net investment income designated by the Trust as derived from qualified dividend income will be taxed in the hands of individuals and other non-corporate taxpayers at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Trust levels. A dividend will not be treated as qualified dividend income (at either the Trust or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income

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treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. which the IRS has approved for these purposes (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company. If the Trust received dividends from another investment company that qualifies as a regulated investment company, and the other investment company designates such dividends as qualified dividend income, then the Trust is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Trust meets holding period and other requirements with respect to shares of the other investment company. Qualified dividend income does not include interest from fixed income securities and generally does not include income from REITs. If the Trust lends portfolio securities, amounts received by the Trust that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The Trust can provide no assurance regarding the portion of its dividends that will qualify for qualified dividend income treatment.

The Trust may make distributions to Common Shareholders of “section 199A dividends” with respect to qualified dividends that it receives with respect to investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Trust pays to Common Shareholders and reports as a section 199A dividend in written statements furnished to Common Shareholders. Distributions paid by a Trust that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Trust from REITs reduced by the Trust’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided that the shareholder receiving the dividends has satisfied a holding period requirement for the Trust’s shares and satisfied certain other conditions. For the lower rates to apply, a Common Shareholder must have owned its Trust shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Trust’s ex-dividend date, but only to the extent that the Common Shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Under recently issued Treasury regulations, certain distributions reported by a regulated investment company as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Trust is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Trust’s business interest income over the sum of the Trust’s (i) business interest expense and (ii) other deductions properly allocable to the Trust’s business interest income.

Distributions to Common Shareholders of net investment income received by the Trust from taxable investments, if any, including temporary taxable investments, and of net short-term capital gains realized by the Trust, if any, will be taxable to Common Shareholders as ordinary income. Distributions by the Trust of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the Common Shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Trust’s shares will depend upon the amount of such income realized by the Trust. Distributions, if any, in excess of the Trust’s earnings and profits will first reduce the adjusted tax basis of a Common Shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the Common Shareholder (assuming the shares are held as a capital asset). The U.S. federal income tax status of all distributions will be designated by the Trust and reported to Common Shareholders annually.

Certain distributions by the Trust may qualify for the dividends received deduction available to corporate Common Shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Trust earned dividend income from stock investments in U.S. domestic corporations (but not including real estate investment trusts). Additionally, if the Trust received dividends from another investment company that qualifies as a regulated investment company, and the other investment company designates such dividends as eligible for the dividends received deduction, then the Trust is permitted in turn to designate a portion of its distributions as eligible for the dividends received deduction, provided the Trust meets holding period and other

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requirements with respect to shares of the other investment company. As long as the Trust qualifies as a RIC under the Code, it is not expected that any significant part of its distributions to Common Shareholders from its investments will qualify for the dividends-received deduction available to corporate Common Shareholders.

A Common Shareholder may elect to have all dividends and distributions automatically reinvested in Common Shares of the Trust. For U.S. federal income tax purposes, all dividends are generally taxable regardless of whether a Common Shareholder takes them in cash or they are reinvested in additional Common Shares of the Trust.

If a Common Shareholder’s distributions are automatically reinvested in additional Common Shares, for U.S. federal income tax purposes, the Common Shareholder will be treated as having received a distribution in the amount of the cash dividend that the Common Shareholder would have received if the Common Shareholder had elected to receive cash, unless the distribution is in newly issued Common Shares of the Trust that are trading at or above net asset value, in which case the Common Shareholder will be treated as receiving a distribution equal to the fair market value of the stock the Common Shareholder receives.

The Trust intends to distribute all realized net capital gains, if any, at least annually. If, however, the Trust were to retain any net capital gain, the Trust may designate the retained amount as undistributed capital gains in a notice to Common Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Trust on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by the difference between the amount of undistributed net capital gain included in the Common Shareholder’s gross income and the federal income tax deemed paid by the Common Shareholder.

Any dividend declared by the Trust in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Trust and received by Common Shareholders on December 31 of the calendar year in which it is declared.

At the time of an investor’s purchase of the Trust’s Common Shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Trust’s portfolio or undistributed taxable income of the Trust. Consequently, subsequent distributions by the Trust with respect to these Common Shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s Common Shares is, as a result of the distributions, reduced below the investor’s cost for such Common Shares and the distributions economically represent a return of a portion of the investment. Investors should consider the tax implications of purchasing Common Shares just prior to a distribution.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income (e.g., ordinary income and net capital gains). Consequently, if both common stock and preferred stock are outstanding, the Trust intends to designate distributions made to each class of particular types of income in accordance with each class’ proportionate share of such income. Thus, the Trust will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, qualified dividend income, section 199A dividends, ordinary income, exempt interest and net capital gain in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law. However, for purposes of determining whether distributions are out of the Trust’s current or accumulated earnings and profits, the Trust’s earnings and profits will be allocated first to the Trust’s preferred stock, if any, and then to the Trust’s common stock. In such a case, since the Trust’s current and accumulated earnings and profits will first be used to pay dividends on the preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common stock.

In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding federal excise taxes, certain distributions made after the close of a taxable year of the Trust may be “spilled back” and treated as paid during such taxable year. In such case, Common Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

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Sales, exchanges and other dispositions of the Trust’s Common Shares generally are taxable events for Common Shareholders that are subject to federal income tax. Common Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Trust’s Common Shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received (including securities distributed by the Trust) and the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. In general, any gain or loss realized upon a taxable disposition of Common Shares will be treated as long-term capital gain or loss if the Common Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the Trust’s Common Shares will be treated as short-term capital gain or loss. However, any loss realized by a Common Shareholder upon the sale or other disposition of Common Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such Common Shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The ability to deduct capital losses may be subject to limitations. In addition, losses on sales or other dispositions of Common Shares may be disallowed under the “wash sale” rules in the event a Common Shareholder acquires substantially identical stock or securities (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Common Shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the Common Shares acquired.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Trust and net gains from redemptions or other taxable dispositions of Common Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

From time to time, the Trust may repurchase its Common Shares. Common Shareholders who tender all Common Shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their Common Shares and generally will realize a capital gain or loss. If a Common Shareholder tenders fewer than all of his, her or its Common Shares (including those considered held through attribution), such Common Shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. If a tender offer is made, there is a risk that non-tendering Common Shareholders will be treated as having received taxable distributions from the Trust. To the extent that the Trust recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Trust will be required to make additional distributions to its Common Shareholders. If the Board determines that a tender offer will be made by the Trust, the federal income tax consequences of such offer will be discussed in materials that will be available at such time in connection with the specific tender offer, if any.

The Code requires that the Trust withhold, as “backup withholding,” 24% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Trust’s stock paid to Common Shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, Common Shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Trust may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the Common Shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

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Under Treasury regulations, if a Common Shareholder recognizes a loss with respect to Common Shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual Common Shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a Common Shareholder who is a C corporation, such Common Shareholder will generally be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Common Shareholders

If you are a non-U.S. Common Shareholder (i.e., a Common Shareholder other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, distributions from the Trust will be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Trust properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. Dividends will generally be subject to a U.S. withholding tax of 30% of the distribution.

However, distributions received by a non-U.S. Common Shareholder from the Trust that are properly reported by the Trust as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Trust makes certain elections and certain other conditions are met. Distributions from the Trust that are properly reported by the Trust as an interest-related dividend attributable to certain interest income received by the Trust or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Trust may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. Common Shareholders, provided that the Trust makes certain elections and certain other conditions are met.

In addition, some non-U.S. Common Shareholders may be eligible for a reduction or elimination of U.S. withholding taxes under a treaty.

Any capital gain realized on the sale, redemption, retirement or other taxable disposition of Common Shares by a non-U.S. Common Shareholder will be exempt from U.S. federal income and withholding tax, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. Common Shareholder and (ii) in the case of an individual non-U.S. Common Shareholder, the non-U.S. Common Shareholder is not present in the United States for 183 days or more in the taxable year and does not otherwise have a “tax home” within the United States.

Separately, the United States, pursuant to the Foreign Account Tax Compliance Act (“FATCA”) imposes a 30% tax on certain non-U.S. entities that receive U.S. source interest or dividends if the non-U.S. entity does not comply with certain U.S. disclosure and reporting requirements.

The Code requires that the Trust withhold, as “backup withholding,” 24% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Trust’s stock paid to Common Shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, non-U.S. Common Shareholders must provide one of the U.S. IRS forms described below. The Trust may nevertheless be required to withhold if it receives notice from the IRS or a broker that the information provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the Common Shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

To claim a reduction of withholding (including an exclusion from the FATCA tax and backup withholding), a Common Shareholder must provide the institution through which the Common Shareholder has purchased its shares with a U.S. IRS Form W-8BEN, W-8BEN-E, W-8IMY, W-8ECI, or W-8EXP.

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If income from the Trust is effectively connected with a U.S. trade or business of the non-U.S. Common Shareholder, the income, although exempt from the withholding tax discussed above, the income will be subject to U.S. federal income tax on that interest at graduated rates. In addition, if the non-U.S. Common Shareholder is a non-U.S. corporation, it will be subject to a branch profits tax equal to 30% of its “effectively connected earnings and profits” within the meaning of the Code for the taxable year, as adjusted for certain items, unless it qualifies for a lower rate or an exemption under an applicable tax treaty. A non-U.S. Common Shareholder other than an individual or corporation (or an entity treated as such for U.S. federal income tax purposes) holding the Common Shares on its own behalf may have substantially increased reporting requirements. In particular, in the case of Common Shares held by a non-U.S. partnership or non-U.S. trust, the partners or beneficiaries, as the case may be, may be required to provide certain additional information.

BOARD OF TRUSTEES AND OFFICERS

The following table presents certain information regarding the members of the Board of Trustees (the “Board” or the “Trustees”). Each Trustee’s year of birth is set forth in parentheses after his or her name. The Board is divided into three classes of trustees serving staggered three-year terms. The initial terms of the first, second and third classes of trustees will expire at the first, second and third annual meetings of Common Shareholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust. Upon expiration of their initial terms, trustees of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting one class of trustees will be elected by the Common Shareholders.

Except as otherwise noted, the address for all trustees and officers is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. The “independent trustees” consist of those trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act (each, an “Independent Trustee” and collectively, the “Independent Trustees”).

Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Trustee Positions(2) Held by Trustee During Past 5 Years
Independent Trustees(3)

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Interested Trustees(3) Nimish S. Bhatt(4) (1963)	Trustee & Chair of the Board	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Chief Financial Officer of Thornburg Investment Trust since 2016; Treasurer of Thornburg Investment Trust (2016-2019); Secretary of Thornburg Investment Trust (2018-2019); Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	1	Thornburg Income Builder Opportunities Trust (2020-present).

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Officers Jason Brady (1974)	President and Chief Executive Officer	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation; President since 2020 of Thornburg Income Builder Opportunities Trust; President of Thornburg Investment Trust since 2016.	N/A	N/A

Randy Dry (1974)	Vice President	Managing Director, Director of Institutional Group (2014-2016), and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc; Vice President of Thornburg Investment Trust since 2014; Vice President of Thornburg Income Builder Opportunities Trust since 2021.	N/A	N/A

John Hackett (1965)	Vice President	Chief Marketing Officer, Thornburg Investment Management, Inc. (since 2020); Vice President of Thornburg Investment Trust since 2020; Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016); Vice President of Thornburg Income Builder Opportunities Trust since 2021.	N/A	N/A

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Curtis Holloway (1967)	Treasurer and Chief Financial Officer	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Treasurer of Thornburg Investment Trust since 2019; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds; Principal Financial Officer and Treasurer since 2020 of Thornburg Income Builder Opportunities Trust.	N/A	N/A

Jeff Klingelhofer (1981)	Vice President	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager (2012-2015) of Thornburg Investment Management, Inc; Vice President of Thornburg Investment Trust since 2016; Vice President of Thornburg Income Builder Opportunities Trust since 2021.	N/A	N/A

Vilayphone Lithiluxa (1970)	Assistant Treasurer	Senior Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Vice President of Thornburg Investment Trust (2017-2020); Assistant Treasurer of Thornburg Investment Trust since 2020; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014). Assistant Treasurer since 2020 of Thornburg Income Builder Opportunities Trust.	N/A	N/A

Natasha Rippel (1982)	Secretary	Director of Fund Operations since 2021 of Thornburg Investment Management, Inc.; Secretary of Thornburg Investment Trust since 2021; Secretary of Thornburg Income	N/A	N/A

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Builder Opportunities Trust since 2021.

Stephen Velie (1967)	Chief Compliance Officer	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc. since 2009. Chief Compliance Officer since 2020 of Thornburg Income Builder Opportunities Trust.	N/A	N/A

(1)	The Fund Complex consists of the Trust, Thornburg Income Builder Opportunities Trust, and Thornburg Investment Trust, a mutual fund trust comprising of 21 separate investment “funds” or “series.”
(2)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective trusteeship held by the trustee.
(3)

The Bylaws of the Trust currently require that each Independent Trustee retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise, each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(4)	Mr. Bhatt is considered an “interested” Trustee under the 1940 Act because he is a managing director and the chief financial officer of Thornburg.

Board Leadership Structure. The Board, which has overall responsibility for the oversight of the Trust’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations.            , the Chair of the Board, is not an Independent Trustee. The Board believes that the use of an interested trustee as Chair is the appropriate leadership structure for the Trust given (i)        role in the day to day operations of the Adviser, (ii) the extent to which the work of the Board of Trustees is conducted through the Audit Committee of the Board of Trustees (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board of Trustees (the “Nominating and Corporate Governance Committee”), each of which is chaired by an Independent Trustee, (iii) the frequency that Independent Trustees meet with their independent legal counsel and auditors in the absence of members of the Board of Trustees who are interested trustees of the Trust and management, and (iv) the overall sophistication of the Independent Trustees, both individually and collectively. The members of Board of Trustees will also complete an annual self-assessment during which the trustees review their overall structure and consider where and how its structure remains appropriate in light of the Trust’s current circumstances. The Chair’s role is to preside at all meetings of the Board of Trustees and in between meetings of the Board of Trustees to generally act as the liaison between the Board of Trustees and the Trust’s officers, attorneys and various other service providers, including the Adviser and other such third parties servicing the Trust. The Board of Trustees believes that having an interested person serve as Chair of the Board of Trustees enables the Chair to more effectively carry out these liaison activities. The Board of Trustees also believes that it benefits during its meetings from having a person intimately familiar with the operations of the Trust to set the agenda for meetings of the Board of Trustees to ensure that important matters are brought to the attention of and considered by the Board of Trustees.            serves as Lead Independent Trustee of the Trust. As Lead Independent Trustee,            chairs the executive sessions of Independent Trustees of the Trust and reports the results of executive sessions and meetings of the Independent Trustees to the full Board.            also serves as a point of contact between the Independent Trustees and the Adviser between the Board’s regular quarterly meetings.

The Trust has two standing committees, each of which enhances the leadership structure of the Board: the Audit Committee and the Nominating and Corporate Governance Committee. The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Trustees.

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The Audit Committee is comprised of     ,        and        , all of whom are “independent” as defined in the listing standard of the NASDAQ.        is the Chair of the Audit Committee and has been determined to qualify as an “audit committee financial expert” as such term is defined in Form N-CSR. The role of the Audit Committee is to assist the Board in its oversight of (i) the quality and integrity of the Trust’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Trust’s compliance with certain legal and regulatory requirements, and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Trust’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter that was most recently reviewed and approved by the Board on     . The Audit Committee Charter will be available at the Trust’s website, www.thornburg.com. As set forth in the Audit Committee Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Trust’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board and to the Audit Committee, as representatives of the Common Shareholders. The independent accountants for the Trust report directly to the Audit Committee. During the last fiscal year, the Audit Committee held no meetings.

The Nominating and Corporate Governance Committee is comprised of     ,        and        and        is the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become members of the Board in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider trustee candidates recommended by Common Shareholders. In considering candidates submitted by Common Shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board, the qualifications of the candidate and the interests of Common Shareholders. Common Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Trust, who will forward the recommendations to the committee for consideration. With respect to each individual whom the Common Shareholder proposes to nominate for election or reelection as Trustee (each, a “Proposed Nominee”), the submission must include: (i) the name or names, age, date of birth, business address, residence address and nationality of such Proposed Nominee, (ii) whether such Shareholder believes the Proposed Nominee is, or is not, an Interested Person and, if not an Interested Person, information regarding the Proposed Nominee that will be sufficient for the Board of Trustees or any committee thereof or any authorized officer of the Trust to make such determination, (iii) sufficient information to enable the Nominating and Corporate Governance Committee of the Board of Trustees, or any other Committee of the Board as determined by the Trustees from time to time, to make the determination as to the Proposed Nominee’s qualifications required under Article IV, Section 1 of the Declaration of Trust, and (iv) the Proposed Nominee’s written, signed and notarized statement confirming the Proposed Nominee’s consent to being named in the proxy statement and intention to serve as a Trustee, if elected. During the last fiscal year, the Nominating and Corporate Governance Committee held no meetings.

Trustee Qualifications.

Interested Trustees

Nimish S. Bhatt. Mr. Bhatt has served as an Interested Trustee and Chair of the Board of Trustees of the Trust since its inception. Since 2016 Mr. Bhatt has served as Chief Financial Officer of Thornburg Investment Management, responsible for corporate finance, tax, fund accounting, and fund administration. He has over 30 years of progressive experience in strategy, leveraged finance, equity issuance, mergers and acquisitions, operations, technology, accounting, administration, and tax-related matters in the global investment management industry. Mr. Bhatt previously served as Senior Vice President and Chief Financial Officer of Calamos Asset Management, Inc. During his tenure at Calamos, he was also responsible for fund administration, operations, and information technology. He also served as Vice President and Chief Financial Officer of the Calamos Fund Complex, which included mutual funds, ETFs and closed-end funds. Previously, he served in various capacities for The BISYS Group, Inc., Evergreen Asset Management Corp., PricewaterhouseCoopers LLP, Ernst & Young LLP, and KPMG. He serves as a member of the Board for Thornburg Global Investment plc (Ireland), New Mexico Museum of Natural History Foundation, Greater Albuquerque Chamber of Commerce, Goldvest Financial Services Pvt. Ltd. (India), and Share My Fortune, Inc. Mr. Bhatt holds a B.S. in Advanced Accounting and Auditing and an LL.B. from

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Gujarat University, an M.B.A. from The Ohio State University Fisher College of Business, and an Advanced Management Program certificate from The Wharton School of Business at the University of Pennsylvania. He holds FINRA Series 27 and 99 securities registrations.

Independent Trustees

Risk Oversight.

The Trust is confronted with a multitude of risks, such as investment risk, counterparty risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board recognizes that not all risk that may affect the Trust can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Trust’s limited resources to moderate. As a result of these realities, the Board, through its oversight and leadership, has and will continue to deem it necessary for Common Shareholders to bear certain and undeniable risks, such as investment risk, in order for the Trust to operate in accordance with its Prospectus, SAI and other related documents.

However, the Board has adopted on the Trust’s behalf a vigorous risk program that mandates the Trust’s various service providers, including the Adviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of adverse events from occurring and/or attempt to limit the effects of such adverse events on the Trust. The Board fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Trust’s Chief Compliance Officer (“CCO”) that (i) evaluate the operation, policies and procedures of the Trust’s service providers, (ii) make known any material changes to the policies and procedures adopted by the Trust or its service providers since the CCO’s last report, and (iii) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Trustees meet quarterly in executive sessions without the presence of any Interested Trustees, the Adviser, or any of its affiliates. This configuration permits the Independent Trustees to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment and allocate areas of responsibility between the full Board, its committees and certain officers of the Trust. Furthermore, the Independent Trustees have engaged independent legal counsel and auditors to assist the Independent Trustees in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board of Trustees has determined its leadership role concerning risk management as one of oversight and not active management of the Trust’s day-to-day risk management operations.

Compensation. The Trust pays no salaries or compensation to any of its interested trustees or its officers. For their services, the Independent Trustees of the Trust receive an annual retainer in the amount of $        , and an additional $        for attending each meeting of the Board. In addition, the lead Independent Trustee receives $        annually, the Chair of the Audit Committee receives $        annually and the Chair of the Nominating and Corporate Governance Committee receives $        annually. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board. The following tables show compensation with respect to the Trust and the Fund Complex.        and        are interested persons of the Trust of the Trust and have not received any compensation from the Trust.

Trustee	Estimated Compensation with respect to the Trust(1)	Estimated Total Compensation with respect to the Trust and Fund Complex(2)

Independent Trustees:
	$	$
	$	$
	$	$
(1)	The compensation estimated to be paid by the Trust for the first full fiscal year for services to the Trust.

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(2)

The total compensation estimated to be paid to the Independent Trustees from the Trust and the Fund Complex for a full calendar year. The Fund Complex consists of the Trust, and Thornburg Investment Trust, a mutual fund trust comprising of 21 separate investment “funds” or “series.”

Trustee Ownership in the Trust

The following table shows the dollar range of equity securities beneficially owned by each trustee in the Trust and Fund Complex as of                     .

Trustee	Dollar Range of Beneficial Ownership in Trust	Aggregate Dollar Range of Ownership in all Trusts Overseen by Director in the Fund Complex(1)
Independent Trustee:
	None	None
	None	None
	None	None
Interested Trustee:
Nimish Bhatt	None
(1)	The Fund Complex consists of the Trust, and Thornburg Investment Trust, a mutual fund trust comprising of 21 separate investment “funds” or “series.”

As of the date of this SAI, the Independent Trustees of the Trust and immediate family members do not own beneficially or of record any class of securities of the investment adviser or principal underwriter of the Trust or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

As of the date of this SAI, the trustees and officers of the Trust owned, as a group, less than     % of the outstanding Common Shares of the Trust.

Securities Beneficially Owned

The Adviser has provided the initial capitalization of the Trust and therefore is deemed to be a control person because it was the sole Common Shareholder of the Trust at that time. However, it is anticipated that the Adviser will no longer be a control person of the Trust by virtue of share ownership once this offering of Common Shares is completed.

PROXY VOTING GUIDELINES

Thornburg is authorized by the Trust to vote proxies respecting voting securities held by the Trust. In those cases, Thornburg votes proxies in accordance with written Proxy Voting Policies and Procedures (the “Policy”) adopted by Thornburg. The Policy states that the objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security’s value. The Policy prescribes procedures for assembling voting information and applying the informed expertise and judgment of Thornburg on a timely basis in pursuit of this voting objective.

The Policy also prescribes a procedure for voting proxies when a vote presents a conflict between the interests of the Trust and Thornburg. If the vote relates to the election of a director in an uncontested election or ratification or selection of independent accountants, the investment advisor will vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg.

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The Policy authorizes Thornburg to utilize various sources of information in considering votes, including the engagement of service providers who provide analysis and information on the subjects of votes and who may recommend voting positions. Thornburg has engaged Institutional Shareholder Services (“ISS”) to provide these services to Thornburg in connection with voting proxies for the Trust. Thornburg may or may not accept recommendations from ISS. Thornburg also may decline to vote in various situations, including cases where an issue is not relevant to the Policy’s voting objective or where it is not possible to ascertain what effect a vote may have on the value of an investment. Thornburg may not be able to vote proxies in cases where proxy voting materials are not delivered to Thornburg in sufficient time for evaluation and voting.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Adviser toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby, has been filed by the Trust with the SEC, Washington, D.C. The Trust’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the Common Shares offered hereby, reference is made to the Trust’s Registration Statement.

The Registration Statement is available on the EDGAR Database on the SEC’s website, http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) – The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

1 A long-term rating can also be used to rate an issue with short maturity.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use

“SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interests payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited.1 From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed with a Pre-effective Amendment to the Registration Statement.

2.	Exhibits:

a.	Form of Agreement and Declaration of Trust. (3)

b.	Form of By-Laws of the Trust. (1)

c.	None.

d.	None.

e.	Terms and Conditions of the Dividend Reinvestment Plan.*

f.	None.

g.	Investment Management Agreement between Registrant and Thornburg Investment Management, Inc.*

h.	Underwriting Agreement.*

i.	None.

j.	Custodian Services Agreement.*

k.1	Transfer Agency Services Agreement.*

k.2	Administration and Accounting Services Agreement.*

l.	Opinion and consent of Trust counsel.*

m.	None.

n.	Consent of Independent Registered Public Accounting Firm.*

o.	None.

p.	Subscription Agreement.*

q.	None.

r.1	Code of Ethics of Registrant.*

r.2	Code of Ethics of Thornburg Investment Management, Inc.*

r.3	Code of Ethics of Underwriter.*

s.	Calculation of Filing Fee Table. (2).

t.	Powers of Attorney.*
*	To be filed by amendment.

(1)	Filed on December 28, 2021 with Registrant’s Registration Statement on Form N-2 (File No. 333-261925) and incorporated herein by reference.

(2)	Filed on May 2, 2022 with Registrant’s Registration Statement on Form N-2 (File No. 333-261925) and incorporated herein by reference.

(3)	Filed on August 19, 2022 with Registrant’s Registration Statement on Form N-2 (File No. 333-261925) and incorporated herein by reference.

Item 26: Marketing Arrangements

To be updated.

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$*
Financial Industry Regulatory Authority, Inc. Fees	$*
Securities and Exchange Commission Fees	$*
Printing and Engraving Expenses	$*
Legal Fees	$*
Listing Fees	$*
Accounting Expenses	$*
Blue Sky Filing Fees and Expenses	$*
Miscellaneous Expenses	$*
Total	$*

*      To be completed by amendment.

Item 28: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29: Number of Holders of Securities

At                , 2022

Title of Class	Number of Record Holders
Common Shares, $0.001 par value	*

*      To be completed by amendment.

Item 30: Indemnification

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Except as otherwise provided in the Trust’s declaration of trust, the Trust will indemnify and hold harmless to the fullest extent permitted by law any current or former Trustee, officer or agent of the Trust against any and all liabilities and expenses reasonably incurred or paid by them in connection with any proceeding in which they become involved by virtue of their being or having been such a trustee, agent or officer, and against amounts paid by them in the settlement thereof. In accordance with the 1940 Act, the Trust will not indemnify any Trustee, agent or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, willful misconduct, bad faith, gross negligence or reckless disregard of the duties of his or her position, or if such trustee, agent or officer did not act in good faith in the reasonable belief that the action was in the best interest of the Trust. Expenses of a person entitled to indemnification may be advanced from time to time, subject to certain conditions outlined in the declaration of trust, by the Trust prior to final disposition upon receipt of an undertaking by such person that such amount will be paid to the Trust if it is ultimately determined that he or she is not entitled to indemnification.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Advisers

Thornburg Investment Management, Inc.

The information in the Statement of Additional Information under the captions “Board of Trustees and Officers” is hereby incorporated by reference.

The principal occupation of the directors and officers of the Adviser are their services as directors and officers of the Adviser. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Advisor filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-17853).

Item 32: Location of Accounts and Records.

Thornburg Investment Management, Inc. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. The Registrant undertakes that:

(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5. The Registrant undertakes that for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Not applicable.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Santa Fe, and State of New Mexico, on the 21st day of December, 2022.

Thornburg Strategic Income Opportunities Trust

By:	/s/ Nimish Bhatt
Name: Nimish Bhatt
Title: Initial Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Nimish Bhatt	Initial Trustee	December 21, 2022
Nimish Bhatt